EXHIBIT 10.2
------------





                      PURCHASE AND SALE AGREEMENT
                             (AUSTRALASIA)


                             by and among


                    LASALLE PARTNERS INCORPORATED,

                             JLLINT, INC.,

LPI (AUSTRALIA) HOLDINGS PTY LIMITED,

THE JONES LANG WOOTTON ENTITIES LISTED HEREIN,

            The Persons named as "Management Shareholders"
                     on the Signature Pages hereto

                                  and

  The "Shareholders" and "Related JLW Owners" who hereafter execute a Purchase and Sale Joinder Agreement (Australasia)


                     dated as of  October 21, 1998






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                           TABLE OF CONTENTS


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ARTICLE I

     PURCHASE AND SALE OF SHARES;
     CONVERSION OF CONVERTIBLE NOTES. . . . . . . . . . . . .      3
           Section 1.1      Purchase and Sale of Shares . . .      3
           Section 1.2      Redemption of Convertible Notes .      4
           Section 1.3      Escrow of Certain Consideration
                            Shares. . . . . . . . . . . . . .      5
           Section 1.4      Consideration Adjustment. . . . .      5
           Section 1.5      Closing . . . . . . . . . . . . .     13
           Section 1.6      Deliveries by the Sellers and
                            Shareholders. . . . . . . . . . .     14
           Section 1.7      Deliveries by the Buyers. . . . .     15
           Section 1.8      Representatives . . . . . . . . .     16
           Section 1.9      Corporate Governance Matters. . .     17
           Section 1.10     Integration . . . . . . . . . . .     21


ARTICLE II

     MATTERS RELATING TO THE SHAREHOLDER
     TRANSACTION DOCUMENTS; REALLOCATION. . . . . . . . . . .     21
           Section 2.1      Signing Procedures. . . . . . . .     23
           Section 2.2      Permitted Reallocation of
                            Consideration and Shares. . . . .     23


ARTICLE III

     REPRESENTATIONS AND WARRANTIES
     OF THE SELLERS, THE COMPANIES AND
     THE MANAGEMENT SHAREHOLDERS. . . . . . . . . . . . . . .     23
           Section 3.1      Shares; Claims to Assets. . . . .     23
           Section 3.2      Corporate Organization. . . . . .     24
           Section 3.3      Capitalization of the Companies .     24
           Section 3.4      Subsidiaries and Affiliates . . .     25
           Section 3.5      Authorization . . . . . . . . . .     25
           Section 3.6      No Violation. . . . . . . . . . .     26
           Section 3.7      Consents and Approvals. . . . . .     26
           Section 3.8      Financial Statements. . . . . . .     26







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           Section 3.9      No Undisclosed Liabilities. . . .     28
           Section 3.10     Absence of Certain Changes. . . .     29
           Section 3.11     Real Property . . . . . . . . . .     29
           Section 3.12     Intangible Property Rights. . . .     30
           Section 3.13     Certain Contracts . . . . . . . .     32
           Section 3.14     Licenses and Other Authorizations     33
           Section 3.15     Year 2000 and Euro Compliance . .     34
           Section 3.16     Clients . . . . . . . . . . . . .     34
           Section 3.17     Operation of the Businesses . . .     35
           Section 3.18     Insurance . . . . . . . . . . . .     35
           Section 3.19     Labor Relations . . . . . . . . .     35
           Section 3.20     Employee Benefit Matters. . . . .     35
           Section 3.21     Litigation. . . . . . . . . . . .     40
           Section 3.22     Compliance with Law . . . . . . .     40
           Section 3.23     Taxes . . . . . . . . . . . . . .     41
           Section 3.24     Environmental Matters . . . . . .     44
           Section 3.25     Personnel . . . . . . . . . . . .     45
           Section 3.26     Disclosure Documents. . . . . . .     46
           Section 3.27     Integration Matters . . . . . . .     46
           Section 3.28     Related Party Transactions. . . .     46
           Section 3.29     Securities Laws Matters . . . . .     46
           Section 3.30     Opinion of Financial Advisor. . .     47
           Section 3.31     Certain Fees. . . . . . . . . . .     47


ARTICLE IIIA

     CERTAIN REPRESENTATIONS, WARRANTIES
     AND COVENANTS OF THE SELLERS . . . . . . . . . . . . . .     47
           Section 3.1A     Ownership and Sale of Shares. . .     47
           Section 3.2A     Authorization . . . . . . . . . .     47
           Section 3.3A     No Violation. . . . . . . . . . .     48
           Section 3.4A     Consents and Approvals. . . . . .     49
           Section 3.5A     Investment Matters. . . . . . . .     49
           Section 3.6A     Regulation S. . . . . . . . . . .     50







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ARTICLE IV

     REPRESENTATIONS AND WARRANTIES OF PARENT,
     US ACQUISITION SUB AND AUSTRALIA ACQUISITION SUB . . . .     51
           Section 4.1      Corporate Organization. . . . . .     51
           Section 4.2      Capitalization. . . . . . . . . .     51
           Section 4.3      Subsidiaries and Affiliates . . .     52
           Section 4.4      Authorization . . . . . . . . . .     52
           Section 4.5      No Violation. . . . . . . . . . .     53
           Section 4.6      Consent and Approvals . . . . . .     54
           Section 4.7      SEC Reports and
                            Financial Statements. . . . . . .     54
           Section 4.8      No Undisclosed Liabilities. . . .     54
           Section 4.9      Absence of Certain Changes
                            or Events . . . . . . . . . . . .     55
           Section 4.10     Licenses and Other
                            Authorizations. . . . . . . . . .     55
           Section 4.11     Insurance . . . . . . . . . . . .     55
           Section 4.12     Labor Relations . . . . . . . . .     55
           Section 4.13     Parent Employee Benefit Matters .     56
           Section 4.14     Litigation. . . . . . . . . . . .     58
           Section 4.15     Compliance with Law . . . . . . .     58
           Section 4.16     Taxes . . . . . . . . . . . . . .     58
           Section 4.17     Activities of US Acquisition Sub
                            and Australia Acquisition Sub . .     59
           Section 4.18     Opinion of Financial Advisors . .     59
           Section 4.19     Certain Fees. . . . . . . . . . .     59
           Section 4.20     Disclosure Documents. . . . . . .     60
           Section 4.21     Other . . . . . . . . . . . . . .     60


ARTICLE V

     COVENANTS OF THE SELLERS AND THE COMPANIES . . . . . . .     60
           Section 5.1      Operation of the Companies. . . .     60
           Section 5.2      Access. . . . . . . . . . . . . .     63
           Section 5.3      Consents. . . . . . . . . . . . .     63
           Section 5.4      Closing Net Worth . . . . . . . .     64
           Section 5.5      Other Offers. . . . . . . . . . .     64
           Section 5.6      Integration Matters . . . . . . .     64
           Section 5.7      Nine-Month Financial Statements .     64







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           Section 5.8      Intercompany Accounts . . . . . .     65
           Section 5.9      Name Changes. . . . . . . . . . .     65
           Section 5.10     Certain Charges . . . . . . . . .     65
           Section 5.11     Stockholder Agreement . . . . . .     65


ARTICLE VI

     COVENANTS OF PARENT    . . . . . . . . . . . . . . . . .     65
           Section 6.1      Operation of Parent . . . . . . .     65
           Section 6.2      Access. . . . . . . . . . . . . .     68
           Section 6.3      Consents. . . . . . . . . . . . .     68
           Section 6.4      Listing of Consideration Shares .     68
           Section 6.5      Stockholder Approval; Proxy . . .     68
           Section 6.6      Other Offers. . . . . . . . . . .     69
           Section 6.7      Employee Trust. . . . . . . . . .     70
           Section 6.8      Certain Stockholder Agreements. .     70
           Section 6.9      Certain Instruments of
                            Indemnification . . . . . . . . .     71
           Section 6.10     Employee Stock Options. . . . . .     71
           Section 6.11     Director and Officer
                            Indemnification . . . . . . . . .     71
           Section 6.12     Note Purchase Agreement Matters .     71

ARTICLE VII

     CONDITIONS TO OBLIGATIONS OF THE PARTIES . . . . . . . .     71
           Section 7.1      No Injunctions or Restraints. . .     72
           Section 7.2      No Litigation . . . . . . . . . .     72
           Section 7.3      HSR Act and Other Approvals . . .     72
           Section 7.4      Stockholders Vote . . . . . . . .     73
           Section 7.5      Other Closings. . . . . . . . . .     73
           Section 7.6      Consummation of the Integration .     73
           Section 7.7      Execution and Delivery of the
                            Other Operative Agreements. . . .     73
           Section 7.8      Amendments. . . . . . . . . . . .     73







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ARTICLE VIII

     CONDITIONS TO OBLIGATIONS OF THE BUYERS. . . . . . . . .     73
           Section 8.1      Representations and Warranties
                            Correct as of the Integration
                            Commencement Date . . . . . . . .     73
           Section 8.2      Certain Representation and
                            Warranties Correct as of the
                            Closing Date. . . . . . . . . . .     74
           Section 8.3      Performance; No Default . . . . .     74
           Section 8.4      Delivery of Certificate . . . . .     74
           Section 8.5      Opinions of Counsel to the
                            Sellers and the Companies . . . .     75
           Section 8.6      Comfort Letter
           Section 8.7      Settlement of Related Party
                            Accounts. . . . . . . . . . . . .     75
           Section 8.8      No Material Adverse Effect. . . .     75
           Section 8.9      Continuing Affiliate Releases . .     75
           Section 8.10     Stockholder Agreement . . . . . .     75


ARTICLE IX

     CONDITIONS TO OBLIGATIONS OF THE
     SELLERS AND THE SHAREHOLDERS . . . . . . . . . . . . . .     75
           Section 9.1      Representations and Warranties
                            Correct as of the Integration
                            Commencement Date . . . . . . . .     75
           Section 9.2      Performance; No Default . . . . .     76
           Section 9.3      Delivery of Certificate . . . . .     76
           Section 9.4      Opinions of Counsel to Parent . .     76
           Section 9.5      Good Standing Certificate . . . .     76
           Section 9.6      Listing of Consideration Shares .     76
           Section 9.7      Certain Stockholder Agreements. .     76
           Section 9.8      No Material Adverse Effect. . . .     76
           Section 9.9      Directors and Officers. . . . . .     77
           Section 9.10     Amendments. . . . . . . . . . . .     77


ARTICLE X

     TAX MATTERS            . . . . . . . . . . . . . . . . .     77







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           Section 10.1     Allocation of Purchase Price. . .     77
           Section 10.2     Tax Returns . . . . . . . . . . .     77
           Section 10.3     Mutual Cooperation. . . . . . . .     78
           Section 10.4     Tax Covenant. . . . . . . . . . .     78


ARTICLE XI

     TERMINATION            . . . . . . . . . . . . . . . . .     78
           Section 11.1     Termination of Agreement. . . . .     78
           Section 11.2     Effect of Termination . . . . . .     80
           Section 11.3     Termination Fee . . . . . . . . .     80


ARTICLE XII

     SURVIVAL AND INDEMNIFICATION . . . . . . . . . . . . . .     81
           Section 12.1     Survival of Representations,
                            Warranties and Covenants. . . . .     81
           Section 12.2     Indemnification of the Buyers . .     81


ARTICLE XIII

     MISCELLANEOUS          . . . . . . . . . . . . . . . . .     81
           Section 13.1     Further Efforts . . . . . . . . .     81
           Section 13.2     Expenses. . . . . . . . . . . . .     82
           Section 13.3     Press Releases and
                            Announcements . . . . . . . . . .     82
           Section 13.4     Entire Agreement; No Third
                            Party Beneficiaries . . . . . . .     82
           Section 13.5     Amendment, Extension and
                            Waiver. . . . . . . . . . . . . .     82
           Section 13.6     Headings. . . . . . . . . . . . .     82
           Section 13.7     Notices . . . . . . . . . . . . .     82
           Section 13.8     Assignment. . . . . . . . . . . .     85
           Section 13.9     Applicable Law. . . . . . . . . .     85
           Section 13.10    Jurisdiction. . . . . . . . . . .     85
           Section 13.11    Service of Process. . . . . . . .     86
           Section 13.12    Words in Singular and
                            Plural Form . . . . . . . . . . .     86
           Section 13.13    Counterparts. . . . . . . . . . .     86
           Section 13.14    Waiver of Jury Trial. . . . . . .     86







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ARTICLE XIV
     CERTAIN DEFINITIONS    . . . . . . . . . . . . . . . . .     86






Exhibit 1     Agreed Generally Accepted Accounting Principles
Exhibit 2     Determination of 1999 Compensation Expense
Exhibit 3     Form of DEL Stockholder Agreement
Exhibit 4     [Intentionally Left Blank]
Exhibit 5     Form of Instrument of Assumption
Exhibit 6     Form of Instrument of Assumption
Exhibit 7     Form of General Release
Exhibit 8 Persons deemed to have Knowledge for purposes of the Company and the Company Subsidiaries
Exhibit 9     Persons deemed to have Knowledge for purposes of Parent


Annex A       Form of Purchase and Sale Joinder Agreement (Australasia)
Annex B       Integration Plan and Integration Agreements
Annex C       Form of Stockholder Agreement
Annex D       Form of Indemnity and Escrow Agreement
Annex E       Sellers and Share Information
Annex F       Form of Convertible Note
Annex G       Form of Share Transfer Form
Annex H       Form of Power of Attorney
Annex I       Articles of Amendment and Restatement of Parent
Annex J       [Intentionally Left Blank]
Annex K       Amended and Restated Bylaws of Parent
Annex L       Terms of ESOT
Annex M       [Intentionally Left Blank]
Annex N       [Intentionally Left Blank]
Annex O       Form of Comfort Letter

                        INDEX OF DEFINED TERMS


Terms                                                Defined in Section

1936 Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.23(r)
1997 Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.23(r)
1999 Income Statements. . . . . . . . . . . . . . . . . . . . . .1.4(p)
1999 Stub Period. . . . . . . . . . . . . . . . . . . . . . . . .1.4(p)
Action. . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Adjustment Shares . . . . . . . . . . . . . . . . . . . . . . . . . 1.2
Adjustment Shares Conversion Amount . . . . . . . . . . . . . . .1.4(e)
Adjustment Shares Deficit . . . . . . . . . . . . . . . . . . . .1.4(l)
Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Agreed Generally Accepted Accounting Principles . . . . . . . . .1.4(b)
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Allocation Notice . . . . . . . . . . . . . . . . . . . . . . . .1.4(k)
Allocation Notice Delivery Period . . . . . . . . . . . . . . . .1.4(k)
Amended Parent Bylaws . . . . . . . . . . . . . . . . . . . . . .1.9(a)
Applicable Auditors . . . . . . . . . . . . . . . . . . . . . . .1.4(b)
Applicable Integration Agreements . . . . . . . . . . . . . . . .2.1(a)
Applicable Joinder Agreement. . . . . . . . . . . . . . . . . . .1.1(b)
Applicable Trust. . . . . . . . . . . . . . . . . . . . . . Article XIV
Applicable Trust Deed . . . . . . . . . . . . . . . . . . . Article XIV
Asia Region 1999 Income Statement . . . . . . . . . . . . . . . .1.4(p)
Asia Region Adjustment Amount . . . . . . . . . . . . . . . . . .1.4(i)
Asia Region Adjustment Shares . . . . . . . . . . . . . . . . . .1.4(a)
Asia Region Agreement . . . . . . . . . . . . . . . . . . . . .Preamble
Asia Region Balance Sheet . . . . . . . . . . . . . . . . . . . .1.4(b)
Asia Region Closing Net Worth . . . . . . . . . . . . . . . . . .1.4(b)
Asia Region Companies . . . . . . . . . . . . . . . . . . . . .Preamble
Asia Region ESOT Trustees . . . . . . . . . . . . . . . . . . . . . 6.7
Asia Region Financial Statements. . . . . . . . . . . . . . . . .1.4(b)
Asia Region Sellers . . . . . . . . . . . . . . . . . . . . Article XIV
Asia Region Share Deficit . . . . . . . . . . . . . . . . . . . .1.4(i)
Asia Region Shareholders. . . . . . . . . . . . . . . . . . Article XIV
Asia-Related Equity Interests . . . . . . . . . . . . . . . Article XIV
ASIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.6(d)
Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3.17
Audited Financial Statements. . . . . . . . . . . . . . . . . . .3.8(a)
Australasia Interim Financial Statements. . . . . . . . . . . . .3.8(a)
Australasia Region 1999 Income Statement. . . . . . . . . . . . .1.4(p)
Australasia Region Adjustment Amount. . . . . . . . . . . . . . .1.4(e)
Australasia Region Adjustment Shares. . . . . . . . . . . . . . .1.4(a)
Australasia Region Agreement. . . . . . . . . . . . . . . . . .Preamble
Australasia Region Balance Sheet. . . . . . . . . . . . . . . . .1.4(b)
Australasia Region Closing Net Worth. . . . . . . . . . . . . . .1.4(b)
Australasia Region ESOT Trustees. . . . . . . . . . . . . . . . . . 6.7
Australasia Region Financial Statements . . . . . . . . . . . . .1.4(b)
Australasia Region Share Deficit. . . . . . . . . . . . . . . . .1.4(e)
Australasia Region Shareholders . . . . . . . . . . . . . . . .Preamble
Australia Acquisition Sub . . . . . . . . . . . . . . . . . . .Preamble
Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.6
Authorized Actions. . . . . . . . . . . . . . . . . . . . . . . .1.8(b)
Benbridge (AUS) . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Benbridge (NZ). . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.9(b)
Business Day. . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Buyer(s). . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Cash Consideration. . . . . . . . . . . . . . . . . . . . . . . .1.1(a)
Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.5(a)
Closing Authorized Actions. . . . . . . . . . . . . . . . . . . .1.8(b)
Closing Balance Sheets. . . . . . . . . . . . . . . . . . . . . .1.4(b)
Closing Date. . . . . . . . . . . . . . . . . . . . . . . . . . .1.5(b)
Closing Financial Statements. . . . . . . . . . . . . . . . . . .1.4(b)
Closing Net Worth . . . . . . . . . . . . . . . . . . . . . Article XIV
Closing Statement Resolution Period . . . . . . . . . . . . . . .1.4(c)
Closing Statements. . . . . . . . . . . . . . . . . . . . . . . .1.4(b)
Closing Statements Objection. . . . . . . . . . . . . . . . . . .1.4(c)
Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Commencement Date . . . . . . . . . . . . . . . . . . . . . . . .2.1(a)
Commitment Date . . . . . . . . . . . . . . . . . . . . . . . . .2.1(b)
Companies' Funds. . . . . . . . . . . . . . . . . . . . . . . . 3.20(c)
Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Companies . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Company Disclosure Schedule . . . . . . . . . . . . . . . . Article XIV
Company Material Adverse Effect . . . . . . . . . . . . . . Article XIV
Company Subsidiary(ies) . . . . . . . . . . . . . . . . . . Article XIV
Compass Agreement . . . . . . . . . . . . . . . . . . . . . . . . . 4.9
Computer Programs . . . . . . . . . . . . . . . . . . . . . Article XIV
Computer Systems. . . . . . . . . . . . . . . . . . . . . . . . . .3.15
Confidentiality Agreement . . . . . . . . . . . . . . . . . . . . . 5.2
Consent . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Consideration . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Consideration Shares. . . . . . . . . . . . . . . . . . . . . . . . 1.2
Continuing Affiliate. . . . . . . . . . . . . . . . . . . . Article XIV
Contract(s) . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Controlled Affiliate. . . . . . . . . . . . . . . . . . . . Article XIV
Convertible Note. . . . . . . . . . . . . . . . . . . . . . . . .1.1(a)
Copyrights. . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Corporate Seller. . . . . . . . . . . . . . . . . . . . . . Article XIV
CRR provisions. . . . . . . . . . . . . . . . . . . . . . . . . 3.23(n)
DEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
DEL Stockholder Agreement . . . . . . . . . . . . . . . . . . . . . 6.8
Designated Countries. . . . . . . . . . . . . . . . . . . . . . 3.12(c)
Designated JLW Shareholder(s) . . . . . . . . . . . . . . . . . .2.1(a)
Encumbrances. . . . . . . . . . . . . . . . . . . . . . . . Article XIV
English Courts. . . . . . . . . . . . . . . . . . . . . . . . . . 13.10
Environmental Laws. . . . . . . . . . . . . . . . . . . . . Article XIV
ERISA Affiliate . . . . . . . . . . . . . . . . . . . . . . Article XIV
Escrow Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.2
Escrow Agreement. . . . . . . . . . . . . . . . . . . . . . . .Preamble
Escrow Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.2
ESOT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6.7
ESOT Adjustment Shares. . . . . . . . . . . . . . . . . . . . . . . 6.7
ESOT Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . 6.7
ESOT Escrow Shares. . . . . . . . . . . . . . . . . . . . . . . . . 6.7
ESOT Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6.7
ESOT Sub Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . 6.7
ESOT Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6.7
Euro Compliant. . . . . . . . . . . . . . . . . . . . . . . . . . .3.15
Europe/USA Region Agreement . . . . . . . . . . . . . . . . . .Preamble
Europe/USA Region Companies . . . . . . . . . . . . . . . . . .Preamble
Europe/USA Region Shareholders. . . . . . . . . . . . . . . Article XIV
Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Fifteenth Director. . . . . . . . . . . . . . . . . . . . . . . .1.9(g)
Final Asia Region Closing Net Worth . . . . . . . . . . . . . . .1.4(c)
Final Australasia Region Closing Net Worth. . . . . . . . . . . .1.4(c)
Final Closing Balance Statements. . . . . . . . . . . . . . . . .1.4(c)
Final Closing Financial Statements. . . . . . . . . . . . . . . .1.4(c)
Final Closing Statements. . . . . . . . . . . . . . . . . . . . .1.4(c)
Final Closing Statements Determination Date . . . . . . . . . . .1.4(e)
Final JLW England Closing Net Worth . . . . . . . . . . . . . . .1.4(c)
Final JLW Ireland Closing Net Worth . . . . . . . . . . . . . . .1.4(c)
Final JLW Scotland Closing Net Worth. . . . . . . . . . . . . . .1.4(c)
Final Master Shareholder List . . . . . . . . . . . . . . . Article XIV
Final Return Date . . . . . . . . . . . . . . . . . . . . . . . .2.1(a)
Financial Statements. . . . . . . . . . . . . . . . . . . . . . .3.8(a)
Forfeiture Shares . . . . . . . . . . . . . . . . . . . . . . . . . 1.2
Forfeiture Shares Escrow Agent. . . . . . . . . . . . . . . . . . . 1.2
Forfeiture Shares Escrow Agreement. . . . . . . . . . . . . . . . . 1.2
HSR Act . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Illinois Courts . . . . . . . . . . . . . . . . . . . . . . . . . 13.10
Income Tax(es). . . . . . . . . . . . . . . . . . . . . . . Article XIV
Independent Director. . . . . . . . . . . . . . . . . . . . Article XIV
Initial Consideration Shares. . . . . . . . . . . . . . . . . . . . 1.2
Initial Distribution Shares . . . . . . . . . . . . . . . . . . . . 1.2
Instruction Letter. . . . . . . . . . . . . . . . . . . . . . . .2.1(a)
Intangible Property Rights. . . . . . . . . . . . . . . . . Article XIV
Integration . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Integration Agreements. . . . . . . . . . . . . . . . . . . . .Preamble
Integration Commencement Date . . . . . . . . . . . . . . . . . .1.5(b)
Integration Completion. . . . . . . . . . . . . . . . . . . . . .1.5(b)
Integration Completion Date . . . . . . . . . . . . . . . . . 1.5(b)(i)
Integration Escrow Agreement. . . . . . . . . . . . . . . . . . 1.10(b)
Integration Plan. . . . . . . . . . . . . . . . . . . . . . . .Preamble
Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.12(c)
Interim Financial Statements. . . . . . . . . . . . . . . . . . .3.8(a)
IRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
JLW Acquisition Proposal. . . . . . . . . . . . . . . . . . . . . . 5.5
JLW Asia ESOT Sub Trust . . . . . . . . . . . . . . . . . . . . . . 6.7
JLW Australasia ESOT Sub Trust. . . . . . . . . . . . . . . . . . . 6.7
JLW Australia . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
JLW Australia Parent. . . . . . . . . . . . . . . . . . . . . .Preamble
JLW Australia Stockholder Agreement . . . . . . . . . . . . . . . .5.11
JLW Businesses. . . . . . . . . . . . . . . . . . . . . . . . .Preamble
JLW Combined 9/30 Balance Sheet Schedules . . . . . . . . . Article XIV
JLW Combined 9/30 Financial Statement Schedules . . . . . . Article XIV
JLW Combined 9/30 Income Statement Schedules. . . . . . . . Article XIV
JLW Combined Balance Sheet Schedules. . . . . . . . . . . . . . .3.8(a)
JLW Combined Financial Statement Schedules. . . . . . . . . . . .3.8(a)
JLW Combined Income Statement Schedules . . . . . . . . . . . . .3.8(a)
JLW Combined Interim Balance Sheet Schedules. . . . . . . . . . .3.8(a)
JLW Combined Year-End Balance Sheet Schedules . . . . . . . . . .3.8(a)
JLW Continuation. . . . . . . . . . . . . . . . . . . . . . . .Preamble
JLW Directors . . . . . . . . . . . . . . . . . . . . . . . . . .1.9(b)
JLW Employee Directors. . . . . . . . . . . . . . . . . . . . . .1.9(b)
JLW Employees . . . . . . . . . . . . . . . . . . . . . . . . . .1.9(h)
JLW England . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
JLW England 1999 Income Statement . . . . . . . . . . . . . . . .1.4(p)
JLW England Adjustment Amount . . . . . . . . . . . . . . . . . .1.4(f)
JLW England Adjustment Shares . . . . . . . . . . . . . . . . . .1.4(a)
JLW England Balance Sheet . . . . . . . . . . . . . . . . . . . .1.4(b)
JLW England Closing Net Worth . . . . . . . . . . . . . . . . . .1.4(b)
JLW England ESOT Sub Trust. . . . . . . . . . . . . . . . . . . . . 6.7
JLW England ESOT Trustees . . . . . . . . . . . . . . . . . . . . . 6.7
JLW England Financial Statements. . . . . . . . . . . . . . . . .1.4(b)
JLW England Share Deficit . . . . . . . . . . . . . . . . . . . .1.4(f)
JLW England Shareholders. . . . . . . . . . . . . . . . . . . . .1.4(a)
JLW Fees and Expenses . . . . . . . . . . . . . . . . . . . Article XIV
JLW Independent Directors . . . . . . . . . . . . . . . . . . . .1.9(b)
JLW Ireland . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
JLW Ireland 1999 Income Statement . . . . . . . . . . . . . . . .1.4(p)
JLW Ireland Adjustment Amount . . . . . . . . . . . . . . . . . .1.4(h)
JLW Ireland Adjustment Shares . . . . . . . . . . . . . . . . . .1.4(a)
JLW Ireland Balance Sheet . . . . . . . . . . . . . . . . . . . .1.4(b)
JLW Ireland Closing Net Worth . . . . . . . . . . . . . . . . . .1.4(b)
JLW Ireland ESOT Sub Trust. . . . . . . . . . . . . . . . . . . . . 6.7
JLW Ireland Financial Statements. . . . . . . . . . . . . . . . .1.4(b)
JLW Ireland Share Deficit . . . . . . . . . . . . . . . . . . . .1.4(h)
JLW Ireland Shareholders. . . . . . . . . . . . . . . . . . . . .1.4(a)
JLW Nominating Committee. . . . . . . . . . . . . . . . . . . . .1.9(d)
JLW (NZ) Holdings . . . . . . . . . . . . . . . . . . . . . . .Preamble
JLW (NZ) Holdings Parent. . . . . . . . . . . . . . . . . . . .Preamble
JLW Parties . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
JLW Partnerships. . . . . . . . . . . . . . . . . . . . . . Article XIV
JLW Scotland. . . . . . . . . . . . . . . . . . . . . . . . Article XIV
JLW Scotland 1999 Income Statement. . . . . . . . . . . . . . . .1.4(p)
JLW Scotland Adjustment Amount. . . . . . . . . . . . . . . . . .1.4(g)
JLW Scotland Adjustment Shares. . . . . . . . . . . . . . . . . .1.4(a)
JLW Scotland Balance Sheet. . . . . . . . . . . . . . . . . . . .1.4(b)
JLW Scotland Closing Net Worth. . . . . . . . . . . . . . . . . .1.4(b)
JLW Scotland ESOT Sub Trust . . . . . . . . . . . . . . . . . . . . 6.7
JLW Scotland ESOT Trustees. . . . . . . . . . . . . . . . . . . . . 6.7
JLW Scotland Financial Statements . . . . . . . . . . . . . . . .1.4(b)
JLW Scotland Share Deficit. . . . . . . . . . . . . . . . . . . .1.4(g)
JLW Scotland Shareholders . . . . . . . . . . . . . . . . . . . .1.4(a)
JLW Sellers . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
JLW Supply. . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
JLW Transfer Taxes. . . . . . . . . . . . . . . . . . . . . Article XIV
JLW USA . . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Joinder Agreement . . . . . . . . . . . . . . . . . . . . . . .Preamble
Knowledge . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
LACM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.9
Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.6
Leased Real Property. . . . . . . . . . . . . . . . . . . . . . 3.11(b)
Liabilities . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Licenses. . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Listed Agreements . . . . . . . . . . . . . . . . . . . . . . . 3.13(a)
Managed Properties. . . . . . . . . . . . . . . . . . . . . . . 3.24(a)
Management Shareholder(s) . . . . . . . . . . . . . . . . . . .Preamble
Materials of Environmental Concern. . . . . . . . . . . . . Article XIV
Minimum Asia Region Closing Net Worth . . . . . . . . . . . . . .1.4(i)
Minimum Australasia Region Closing Net Worth. . . . . . . . . . .1.4(e)
Minimum JLW England Closing Net Worth . . . . . . . . . . . . . .1.4(f)
Minimum JLW Ireland Closing Net Worth . . . . . . . . . . . . . .1.4(h)
Minimum JLW Scotland Closing Net Worth. . . . . . . . . . . . . .1.4(g)
Neutral Auditor . . . . . . . . . . . . . . . . . . . . . . . . .1.4(d)
NewCo 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
NewCo 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
NewCo 3 . . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Nine-Month Interim Financial Statements . . . . . . . . . . Article XIV
Nominating Committees . . . . . . . . . . . . . . . . . . . . . .1.9(d)
Non-Participating Designated JLW Shareholders . . . . . . . . . . . 2.2
NYSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Offering Memorandum . . . . . . . . . . . . . . . . . . . . Article XIV
Offshore Transaction. . . . . . . . . . . . . . . . . . . . . . .3.6(a)
Operative Agreements. . . . . . . . . . . . . . . . . . . . Article XIV
Other Authorized Actions. . . . . . . . . . . . . . . . . . . . .1.8(b)
Other Joinder Agreements. . . . . . . . . . . . . . . . . . Article XIV
Other Purchase Agreements . . . . . . . . . . . . . . . . . . .Preamble
Other Shareholders. . . . . . . . . . . . . . . . . . . . . Article XIV
Parent. . . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Parent Acquisition Proposal . . . . . . . . . . . . . . . . . . . . 6.6
Parent Articles of Incorporation. . . . . . . . . . . . . . . . .4.1(a)
Parent Bylaws . . . . . . . . . . . . . . . . . . . . . . . . . .4.1(a)
Parent Common Stock . . . . . . . . . . . . . . . . . . . . . . . . 1.2
Parent Directors. . . . . . . . . . . . . . . . . . . . . . . . .1.9(b)
Parent Disclosure Schedule. . . . . . . . . . . . . . . . . Article XIV
Parent Domestic Plan. . . . . . . . . . . . . . . . . . . . Article XIV
Parent Employee Directors . . . . . . . . . . . . . . . . . . . .1.9(b)
Parent Employees. . . . . . . . . . . . . . . . . . . . . . . . .1.9(h)
Parent Foreign Plan . . . . . . . . . . . . . . . . . . . . Article XIV
Parent Independent Directors. . . . . . . . . . . . . . . . . . .1.9(b)
Parent Interim Balance Sheet. . . . . . . . . . . . . . . . . . .4.8(a)
Parent Material Adverse Effect. . . . . . . . . . . . . . . Article XIV
Parent Nominating Committee . . . . . . . . . . . . . . . . . . .1.9(d)
Parent Options. . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2
Parent Preferred Stock. . . . . . . . . . . . . . . . . . . . . . . 4.2
Parent SEC Reports. . . . . . . . . . . . . . . . . . . . . . . . . 4.7
Parent Securities . . . . . . . . . . . . . . . . . . . . . . . . . 4.2
Parent Significant Subsidiary . . . . . . . . . . . . . . . Article XIV
Parent Stock Plans. . . . . . . . . . . . . . . . . . . . . . . . . 4.2
Parent Subsidiary . . . . . . . . . . . . . . . . . . . . . Article XIV
Parent Subsidiaries . . . . . . . . . . . . . . . . . . . . . .Preamble
Patents . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Permitted Liens . . . . . . . . . . . . . . . . . . . . . . Article XIV
Person. . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Post-Closing Integration Actions. . . . . . . . . . . . . . . . 1.10(a)
Preliminary Master Shareholder List . . . . . . . . . . . . . .Preamble
Proposed Actions. . . . . . . . . . . . . . . . . . . . . . . . .4.4(a)
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . .6.5(a)
Real Property Leases. . . . . . . . . . . . . . . . . . . . . . 3.11(b)
Related JLW Owner . . . . . . . . . . . . . . . . . . . . . Article XIV
Related Parties . . . . . . . . . . . . . . . . . . . . . . Article XIV
Required Regulatory Approvals . . . . . . . . . . . . . . . . . . . 3.7
Required Securities Consents. . . . . . . . . . . . . . . . . . . . 4.6
SCCA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.8
SCCA Expenses Reserve . . . . . . . . . . . . . . . . . . . . . .1.8(d)
Scheduled Agreements. . . . . . . . . . . . . . . . . . . . . . 3.12(b)
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Securities Act. . . . . . . . . . . . . . . . . . . . . . . Article XIV
Seller(s) . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Sellers' Representatives. . . . . . . . . . . . . . . . . . Article XIV
SGA Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.20(c)
Shareholder(s). . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Shareholder Determination Date. . . . . . . . . . . . . . . Article XIV
Shareholder Transaction Documents . . . . . . . . . . . . . . . .2.1(a)
Shareholder's Representatives . . . . . . . . . . . . . . . Article XIV
Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Significant Clients . . . . . . . . . . . . . . . . . . . . . . . .3.16
Single Employer Plan. . . . . . . . . . . . . . . . . . . . . . 4.13(a)
Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . .6.10
Stockholder Agreement . . . . . . . . . . . . . . . . . . . . .Preamble
Straddle Returns. . . . . . . . . . . . . . . . . . . . . . . . 10.2(b)
Sub Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6.7
Subsidiary(ies) . . . . . . . . . . . . . . . . . . . . . . Article XIV
Tax(es) . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Tax Return. . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Termination Fee . . . . . . . . . . . . . . . . . . . . . . . . . .11.3
Third Party Scheduled Agreement . . . . . . . . . . . . . . . . 3.12(b)
Trademarks. . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
Transact (AUS) Trust Beneficial Owners. . . . . . . . . . . . .Preamble
Transact (AUS) Trust Deed . . . . . . . . . . . . . . . . . . .Preamble
Transact (AUS) Trust Trustee. . . . . . . . . . . . . . . . . .Preamble
Transact (NSW). . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Transact (NZ) . . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Transact (NZ) Trust Beneficial Owners . . . . . . . . . . . . .Preamble
Transact (NZ) Trust Deed. . . . . . . . . . . . . . . . . . . .Preamble
Transact (NZ) Trust Trustee . . . . . . . . . . . . . . . . . .Preamble
Transact (QLD). . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Transact (VIC). . . . . . . . . . . . . . . . . . . . . . . . .Preamble
Transfer Taxes. . . . . . . . . . . . . . . . . . . . . . . Article XIV
Transition Period . . . . . . . . . . . . . . . . . . . . . . . .1.9(b)
Trustee Seller. . . . . . . . . . . . . . . . . . . . . . . Article XIV
UK GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
US GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . Article XIV
US Acquisition Sub. . . . . . . . . . . . . . . . . . . . . . .Preamble
US Acquisition Sub II . . . . . . . . . . . . . . . . . . . . .Preamble
Year 2000 Compliant . . . . . . . . . . . . . . . . . . . . . . . .3.15

               PURCHASE AND SALE AGREEMENT(AUSTRALASIA)

           PURCHASE AND SALE AGREEMENT (AUSTRALASIA), dated as of
October 21, 1998 (this "Agreement" or this "Australasia Region Agreement"), by and among (i) LASALLE PARTNERS INCORPORATED, a Maryland corporation ("Parent"), JLLINT, INC., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub"), LPI (AUSTRALIA) HOLDINGS PTY LIMITED (ACN 084 042 473), a corporation organized under the laws of the Australian Capital Territory and an indirect wholly-owned subsidiary of Parent ("Australia Acquisition Sub") (each of Parent, US Acquisition Sub and Australia Acquisition Sub is individually referred to herein as a "Buyer," and collectively referred to herein as the "Buyers"); (ii) JLW HOLDINGS PTY LIMITED (ACN 008 564 654), a corporation organized under the laws of the Australian Capital Territory ("JLW Australia Parent"), JLW (NEW ZEALAND) HOLDINGS PTY LTD. (ACN 071 632 061), a corporation organized under the laws of New South Wales ("JLW (NZ) Holdings Parent"), BENBRIDGE (NZ) LIMITED, a corporation organized under the laws of New Zealand ("Benbridge
(NZ)"), as trustee (the "Transact (NZ) Trust Trustee") under the Deed of Trust, dated March 6, 1997 (the "Transact (NZ) Trust Deed"), by Arthur James Davis, as Settlor, and Benbridge (NZ), for the "Eligible Beneficiaries" (as defined in the Transact (NZ) Trust Deed (the "Transact
(NZ) Trust Beneficial Owners")), and BENBRIDGE AUSTRALIA PTY LIMITED (ACN 075 214 747), a corporation organized under the laws of New South Wales ("Benbridge (AUS)"), as trustee (the "Transact (AUS) Trust Trustee") under the Deed of Trust, dated February 11, 1997 (the "Transact (AUS) Trust Deed"), by Arthur James Davis, as Settlor, and Benbridge (AUS), for the "Eligible Beneficiaries" (as defined in the Transact (AUS) Trust Deed (the "Transact (AUS) Trust Beneficial Owners")) (each of JLW Australia Parent, JLW (NZ) Holdings Parent, the Transact (NZ) Trust Trustee and the Transact
(AUS) Trust Trustee is individually referred to herein as a "Seller," and collectively referred to herein as the "Sellers"); (iii) JLW AUSTRALIA PTY LIMITED (ACN 008 476 257), a corporation organized under the laws of the Australian Capital Territory ("JLW Australia"), JONES LANG WOOTTON HOLDINGS LIMITED, a corporation organized under the laws of New Zealand ("JLW (NZ) Holdings"), JLW TRANSACT LIMITED, a corporation organized under the laws of New Zealand ("Transact (NZ)"), JONES LANG WOOTTON TRANSACT PTY LTD. (ACN 075 217 462), a corporation organized under the laws of New South Wales ("Transact (NSW)"), JONES LANG WOOTTON TRANSACT (VIC) PTY LTD. (ACN 068 893
685), a corporation organized under the laws of Victoria ("Transact
(VIC)"), and JONES LANG WOOTTON TRANSACT (QLD) PTY LTD. (ACN 072 918 417), a corporation organized under the laws of Queensland ("Transact (QLD)") (each of JLW Australia, JLW (NZ) Holdings, Transact (NZ), Transact (NSW), Transact (VIC) and Transact (QLD) is individually referred to herein as a "Company" and collectively referred to herein as the "Companies" or the "Australasia Region Companies"); (iv) the persons named as "Management Shareholders" on the signature pages hereto (each a "Management Shareholder" and, collectively, the "Management Shareholders"); and (v) each of the Transact (NZ) Trust Beneficial Owners, the Transact (AUS) Trust Beneficial Owners and the other Persons listed as "Shareholders" on the Preliminary Master Shareholder List, attached as Schedule A to the Company Disclosure Schedule (the "Preliminary Master Shareholder List"), together with any Related JLW Owners, who execute and deliver Joinder Agreements (Australasia), in the form attached hereto as Annex A (each a "Joinder Agreement"), and each of the other Shareholder Transaction Documents (as hereinafter defined) (each Person listed as a "Shareholder" on the Preliminary Master Shareholder List who duly executes and delivers (and whose Related JLW Owner, if any, executes and delivers) each of the Shareholder Transaction Documents is individually referred to herein as a "Shareholder" and collectively referred to herein as the "Shareholders" or the "Australasia Region Shareholders").

           WHEREAS, in accordance with the plan of integration (the "Integration Plan") and the related integration agreements (the "Integration Agreements"), attached hereto as Annex B, JLW Australia will transfer: (i) to JLW Australia Parent, its entire equity interests in Benbridge (AUS), (ii) to Benbridge (NZ), its entire equity interests in JLW Transact (NZ), and (iii) to certain Asia Region Companies, the Asia-Related Equity Interests, all as set forth more fully in the Integration Plan;

           WHEREAS, the Sellers collectively are the legal owners of all of the issued share capital of each of the Companies (the "Shares");

           WHEREAS, the Sellers collectively desire to sell, and US Acquisition Sub and Australia Acquisition Sub collectively desire to purchase, all, but not less than all, of the Shares, all upon the terms and subject to the conditions set forth in this Agreement and the other Operative Agreements;

           WHEREAS, as a condition of and inducement to the Buyers' willingness to consummate the transactions contemplated hereby, Parent and each Shareholder (and each Related JLW Owner, if applicable) will enter into (i) a Stockholder Agreement, in the form attached hereto as Annex C (the "Stockholder Agreement"), and (ii) an Indemnity and Escrow Agreement, in the form attached hereto as Annex D (the "Escrow Agreement");

           WHEREAS, as of the date hereof, Parent and the other parties named therein are entering into a Purchase and Sale Agreement (the "Europe/USA Region Agreement"), pursuant to which, upon the terms and subject to the conditions set forth therein, Parent has the right (and may be required) to acquire all of the issued and outstanding share capital of each of Jones Lang Wootton, a corporation incorporated under the laws of England ("NewCo 1"), J.L.W. (Scotland) Corporate, a corporation incorporated under the laws of Scotland ("NewCo 2"), Slaneyglen Company, a corporation incorporated under the laws of Eire ("NewCo 3"), JLW Supply, a corporation incorporated under the laws of England ("JLW Supply"), Jones Lang Wootton USA Inc., a Delaware corporation ("JLW USA"), and JLW Continuation, a corporation incorporated under the laws of England ("JLW Continuation") (collectively, the "Europe/USA Region Companies");

           WHEREAS, as of the date hereof, Parent, US Acquisition Sub, JLLIP, Inc., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub II"), and the other parties named therein are entering into a Purchase and Sale Agreement (the "Asia Region Agreement" and, together with the Europe/USA Region Agreement, the "Other Purchase Agreements"), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) US Acquisition Sub II will acquire all of the issued and outstanding share capital of JLW Pacific Limited, a Cook Islands company, and (ii) US Acquisition Sub will acquire (except as otherwise set forth therein) all of the issued and outstanding share capital of each of JLW Asia Holdings Limited, a Cook Islands company, JLW Transact (Thailand) Co. Limited, a Thailand company, JLW Transact Pte Limited (Singapore), a Singapore company, and JLW Transact Limited (HK), a Hong Kong company (the companies referred to in clauses (i) and (ii) above whose shares are to be acquired are collectively referred to herein as the "Asia Region Companies");

           WHEREAS, each member of the Board of Parent who is an employee of Parent has executed and delivered to Chris Peacock and Mike Smith and each or either of them, with full power of substitution, an irrevocable proxy to vote all of the shares of Parent Common Stock (as hereinafter defined) owned by such member in favor of the Proposed Actions (as hereinafter defined) at the special meeting of stockholders of Parent to be held in connection with the transactions contemplated by this Agreement and the Other Purchase Agreements; and

           WHEREAS, pursuant to this Agreement and the Other Purchase Agreements, Parent has the right (and may be required) to acquire, directly or indirectly, all of the asset and property management, advisory and other real estate-related businesses of the Companies, the Europe/USA Region Companies and the Asia Region Companies and their respective Subsidiaries (such businesses being collectively referred to herein as the "JLW Businesses"), including all such businesses currently being carried on by the JLW Partnerships and their respective direct and indirect Subsidiaries.

           NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, intending to be legally bound hereby, the parties hereto hereby agree as follows:



                               ARTICLE I

                     PURCHASE AND SALE OF SHARES;
CONVERSION OF CONVERTIBLE NOTES

     Section 1.1 Purchase and Sale of Shares. (a) Upon the terms and subject to the conditions set forth herein, at the Closing, each of (i) JLW Australia Parent and the Transact (AUS) Trust Trustee (on behalf of the Transact (AUS) Trust Beneficial Owners) shall, assign, transfer, convey and deliver to Australia Acquisition Sub, and Australia Acquisition Sub shall (and Parent shall cause Australia Acquisition Sub to) purchase, acquire and accept from each of JLW Australia Parent and the Transact (AUS) Trust Trustee, all of the Shares of the Companies owned by such Seller as set forth opposite such Seller's name in column 2 of Annex E hereto, free and clear of all Encumbrances (other than the Liens described in Schedule 5.10 of the Company Disclosure Schedule and other than Encumbrances created by or through Australia Acquisition Sub) and together with all benefits and rights attaching or accruing thereto, and (ii) JLW (NZ) Holdings Parent and the Transact (NZ) Trust Trustee (on behalf of the Transact (NZ) Trust Beneficial Owners) shall sell, assign, transfer, convey and deliver to US Acquisition Sub, and US Acquisition Sub shall (and Parent shall cause US Acquisition Sub to) purchase, acquire and accept from each of JLW (NZ) Holdings Parent and the Transact (NZ) Trust Trustee, all of the Shares of the Companies owned by such Seller as set forth opposite such Seller's name in column 2 of Annex E hereto, free and clear of all Encumbrances (other than the Liens described in Schedule 5.10 of the Company Disclosure Schedule and other than Encumbrances created by or through US Acquisition
Sub) and together with all benefits and rights attaching or accruing thereto, in each case, for (A) a convertible note, in the form attached hereto as Annex F (the "Convertible Note"), in the principal amount set forth opposite such Seller's name in column 3 of Annex E hereto, subject to adjustment in accordance with Sections 1.3 and 1.4 hereof, and (B) cash, in United States dollars (the "Cash Consideration"), in the amount calculated in accordance with the formula set forth opposite such Seller's name in column 4 of Annex E hereto, all or a portion of which, calculated in accordance with the formula set forth in column 4(b) of Annex E hereto, shall be paid to and retained by the Shareholders' Representatives (on behalf of such Seller) as a reserve for certain expenses as provided in
Section 1.8(d) hereof.

           (b) Notwithstanding the provisions of Section 1.1(a) hereof, each Seller acknowledges and agrees that (i) the Convertible Note otherwise issuable to such Seller in respect of the Shares owned by it shall not be issued to such Seller, but instead such Seller hereby directs US Acquisition Sub or Australia Acquisition Sub, as applicable, to issue a separate Convertible Note to each of the Shareholders (with the aggregate principal amount of such notes being equal to the aggregate principal amount of the Convertible Notes otherwise issuable to the Sellers, subject to the proviso below), in each case in the principal amount set forth in column 2 of Annex B to the Joinder Agreement to which such Shareholder is a party (the "Applicable Joinder Agreement") (except as otherwise specified herein, all references herein to "Annex B" to an Applicable Joinder Agreement refer to the definitive Annex B, as modified pursuant to Section
2.2 hereof), pursuant to and in accordance with Section 1.2 hereof, in full satisfaction of the applicable Buyer's obligation to issue a Convertible Note to such Seller under Section 1.1(a) hereof; provided, that JLW Australia Parent shall retain a Convertible Note in the principal amount of US$1,986,089.

     Section 1.2 Redemption of Convertible Notes. If either Australia Acquisition Sub or US Acquisition Sub, as applicable, as the issuer of a Convertible Note, or JLW Australia Parent or a Shareholder, as the holder of such Convertible Note, exercises the right of redemption set forth in such Convertible Note in accordance with the provisions of such Convertible Note, then the entire principal amount of such Convertible Note shall be redeemed and the redemption proceeds applied to the allotment of and subscription for the number of newly issued shares of common stock, US$.01 par value per share ("Parent Common Stock"), of Parent, determined by dividing the aggregate principal amount of such Convertible Note by the Conversion Amount (as defined in the Convertible Note), which number of shares of Parent Common Stock (the "Consideration Shares") shall be specified in column 3 of Annex B to the Applicable Joinder Agreement, subject to adjustment in accordance with Sections 1.3 and 1.4 hereof. Upon such redemption, Australia Acquisition Sub or US Acquisition Sub, as applicable, shall deliver, or cause to be delivered, to (and Parent shall cause Australia Acquisition Sub or US Acquisition Sub, as applicable, to deliver, or cause to be delivered, to): (a) the Shareholders' Representatives, on behalf of such Shareholder and JLW Australia Parent,
(i) the number of shares of Parent Common Stock specified in column 3(a) of Annex B to the Applicable Joinder Agreement (or, in the case of JLW Australia Parent, specified in column 3(a) of Annex E hereto) (the "Initial Distribution Shares"), which Initial Distribution Shares shall be issued in the name of such Shareholder or JLW Australia Parent, as the case may be,
(ii) the number of shares of Parent Common Stock specified in column 3(b) of Annex B to the Applicable Joinder Agreement (the "Forfeiture Shares" and, together with Initial Distribution Shares, the "Initial Consideration Shares"), which Forfeiture Shares shall be deposited in escrow with the escrow agent appointed pursuant to the SCCA (the "Forfeiture Shares Escrow Agent") pursuant to the applicable provisions of the SCCA and held and distributed in accordance with the terms thereof and (b) Harris Trust and Savings Bank (the "Escrow Agent") (i) the number of shares of Parent Common Stock specified in column 3(c) of Annex B to the Applicable Joinder Agreement (or, in the case of JLW Australia Parent, specified in column 3(c) of Annex E hereto), to be deposited in escrow as Escrow Shares pursuant to clause (b) of Section 1.3 hereof and (ii) the number of shares of Parent Common Stock specified in column 3(d) of Annex B to the Applicable Joinder Agreement (or, in the case of JLW Australia Parent, specified in column 3(d) of Annex E hereto) to be deposited in escrow as Adjustment Shares pursuant to clause (a) of Section 1.3 hereof, which Escrow Shares and Adjustment Shares shall be held and disposed of in accordance with the applicable provisions of the Escrow Agreement and the applicable provisions of this Agreement. The aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(i) of this Section 1.2, clause (b)(i) of Section 1.2 of each of the Other Purchase Agreements and clause (i) of the last sentence of
Section 6.7 of this Agreement and each of the Other Purchase Agreements shall be 750,000 shares (the "Escrow Shares") and the aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(ii) of this Section 1.2, clause (b)(ii) of Section
1.2 of each of the Other Purchase Agreements and clause (ii) of the last sentence of Section 6.7 of this Agreement and each of the Other Purchase Agreements shall be 1,241,683 shares (the "Adjustment Shares"); provided that the Forfeiture Shares issuable pursuant to the Asia Region Agreement shall also be initially deposited with the Escrow Agent as additional Escrow Shares to be held and disposed of in accordance with the applicable provisions of the Escrow Agreement. The aggregate (and maximum) number of shares of Parent Common Stock to be issued to JLW Australia Parent and the Shareholders under Section 1.2 of this Agreement shall be 1,487,460.

     Section 1.3 Escrow of Certain Consideration Shares. Upon conversion of the Convertible Notes, the Buyers collectively shall deliver to (a) the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Adjustment Shares (including the ESOT Adjustment Shares) for the purpose of securing the consideration adjustment obligations, as set forth in Section 1.4 of this Agreement and each of the Other Purchase Agreements, (b) the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Escrow Shares (including the ESOT Escrow Shares) for the purpose of securing the indemnification obligations of the Shareholders and the Other Shareholders, as set forth in the Escrow Agreement and (c) the Forfeiture Shares Escrow Agent a certificate (issued in the name of the Forfeiture Shares Escrow Agent or its nominee) representing the Forfeiture Shares for the purpose of ensuring compliance with the forfeiture provisions relating to the Shareholders, the Other Shareholders and the Related JLW Owners, if any, contained in the SCCA. The Adjustment Shares and the Escrow Shares shall be held by the Escrow Agent under the Escrow Agreement pursuant to the terms thereof. The Adjustment Shares and the Escrow Shares shall be held and disposed of solely for the purposes and in accordance with the terms of this Agreement, the Other Purchase Agreements and the Escrow Agreement.
The Forfeiture Shares shall be held and disposed of by the Forfeiture Shares Escrow Agent under the applicable provisions of the SCCA.

     Section 1.4 Consideration Adjustment. (a) Subject to the completion of any adjustments required under this Section 1.4, (i) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of NewCo 1, JLW USA, JLW Supply or JLW Continuation (the "JLW England Shareholders") and the JLW England ESOT Sub Trust shall collectively be entitled to receive 697,736 Adjustment Shares (the "JLW England Adjustment Shares"), (ii) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of NewCo 2 (the "JLW Scotland Shareholders") and the JLW Scotland ESOT Sub Trust shall collectively be entitled to receive 22,456 Adjustment Shares (the "JLW Scotland Adjustment Shares"), (iii) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of JLW Ireland (the "JLW Ireland Shareholders") and the JLW Ireland ESOT Sub Trust shall collectively be entitled to receive 44,642 Adjustment Shares (the "JLW Ireland Adjustment Shares"),
(iv) the Asia Region Shareholders and the Asia Region ESOT Sub Trust shall collectively be entitled to receive 329,750 Adjustment Shares (the "Asia Region Adjustment Shares") and (v) the Australasia Region Shareholders and the Australasia Region ESOT Sub Trust shall collectively be entitled to receive 147,099 Adjustment Shares (the "Australasia Region Adjustment Shares").

           (b) As soon as practicable, but in no event later than 50 days following the Closing Date, Parent shall cause to be prepared and delivered to the Shareholders' Representatives (i) a consolidated or combined balance sheet, as applicable, in each case as of the close of business on the Business Day immediately preceding the Closing Date, audited by the independent certified public accountants who audited the applicable Audited Financial Statements (or the Audited Financial Statements of the applicable predecessor entity or entities) (the "Applicable Auditors") of each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (the "JLW England Balance Sheet"), (B) NewCo 2, including its direct and indirect Subsidiaries (the "JLW Scotland Balance Sheet"), (C) NewCo 3, including its direct and indirect Subsidiaries (the "JLW Ireland Balance Sheet"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Balance Sheet"), and (E) the Companies, including their respective direct and indirect Subsidiaries (the "Australasia Region Balance Sheet" and, together with the JLW England Balance Sheet, JLW Scotland Balance Sheet, JLW Ireland Balance Sheet and Asia Region Balance Sheet, the "Closing Balance Sheets"), (ii) the consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movement on reserves and statements of total recognized gains and losses for the period from January 1, 1998 to the Closing Date (or for such other period(s) as may be required pursuant to Section 1.4(p) below) for each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW England Financial Statements"), (B) NewCo 2, including its direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW Scotland Financial Statements"), (C) NewCo 3, including its direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW Ireland Financial Statements"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Financial Statements") and (E) the Australasia Region Companies, including their direct and indirect Subsidiaries (the "Australasia Region Financial Statements" and, together with the JLW England Financial Statements, the JLW Scotland Financial Statements, the JLW Ireland Financial Statements and the Asia Region Financial Statements, the "Closing Financial Statements"), audited by the Applicable Auditors for each of the foregoing, and (iii) a calculation of the Closing Net Worth based on the applicable Closing Balance Sheet and certified by the Applicable Auditors for each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (the "JLW England Closing Net Worth"), (B) NewCo 2, including its direct and indirect Subsidiaries (the "JLW Scotland Closing Net Worth"), (C) NewCo 3, including its direct and indirect Subsidiaries (the "JLW Ireland Closing Net Worth"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Closing Net Worth"), and (E) the Companies, including their respective direct and indirect Subsidiaries (the "Australasia Region Closing Net Worth") (such calculations, together with the Closing Financial Statements (if required for the purposes of Section 1.4(p) hereof) and the Closing Balance Sheets, the "Closing Statements"). The Closing Balance Sheets and the related Closing Financial Statements shall be prepared in accordance with UK GAAP (but shall be denominated in US dollars) in accordance with the accounting principles set forth in Exhibit 1 hereto (collectively, the "Agreed Generally Accepted Accounting Principles"), and the Closing Net Worth shall be calculated in accordance with this Agreement. The Closing Balance Sheets and the related Closing Financial Statements shall include footnotes converting various items therein to US GAAP, in a manner consistent with the Audited Financial Statements. The reasonable costs of auditing the Closing Balance Sheets and the related Closing Financial Statements and certifying the related calculations shall be paid by Parent, but included as a current liability on the Closing Balance Sheets (the allocation of such liability among such balance sheets, to be determined by the Shareholders' Representatives); it being the intent of the parties that such costs will thus be economically borne by the Shareholders, the Other Shareholders and the ESOT. The scope of such audit shall be consistent with the scope of the audit conducted in preparing the Audited Financial Statements.

           (c) In order to facilitate their review of the Closing Statements, the Shareholders' Representatives and their authorized representatives and advisors shall have access to (i) all relevant books and records and (ii) all accountants' work papers used in connection with the preparation of the Closing Balance Sheets and the Closing Financial Statements, as well as to the accounting staff of Parent who prepared such statements and the Applicable Auditors who audited such statements. Unless the Shareholders' Representatives deliver written notice to Parent on or prior to the 25th day after receipt of the Closing Statements of their disagreement as to any item included in or omitted from the Closing Statements (a "Closing Statements Objection"), which Closing Statements Objection, if any, shall be required to include all such disagreements with reasonable specificity, to the extent practicable, which the Shareholders' Representatives will assert with respect to any such items, the parties shall be deemed to have accepted and agreed to the Closing Statements. If the Shareholders' Representatives so notify Parent of a Closing Statements Objection, the Shareholders' Representatives and Parent shall, within 15 days following the date of such notice (the "Closing Statement Resolution Period"), attempt to resolve their differences. Any resolution by them as to any disputed amount shall be final and binding on the parties hereto. The term "Final Closing Statements" shall mean the definitive Closing Statements as agreed to (or deemed agreed to) by Parent and the Shareholders' Representatives, or in the absence of such agreement, the definitive Closing Statements including any adjustments resulting from the determination made by the Neutral Auditor (in addition to those items theretofore agreed to by Parent and the Shareholders' Representatives), the term "Final Closing Balance Sheets" shall mean the definitive Closing Balance Sheets included in such Final Closing Statements and, to the extent applicable, the term "Final Closing Financial Statements" shall mean the definitive profit and loss accounts included in such Final Closing Statements. The terms "Final JLW England Closing Net Worth," "Final JLW Scotland Closing Net Worth," "Final JLW Ireland Closing Net Worth ," "Final Asia Region Closing Net Worth" and "Final Australasia Region Closing Net Worth" shall mean the definitive Closing Net Worth of (i) NewCo 1, JLW Supply, JLW USA and JLW Continuation, (ii) NewCo 2, (iii) NewCo 3, (iv) the Asia Region Companies and (v) the Companies, respectively, including their respective direct and indirect Subsidiaries, based on the applicable Final Closing Balance Sheets.

           (d) If, at the conclusion of the Closing Statement Resolution Period, Parent and the Shareholders' Representatives have not resolved all disputes, then all amounts remaining in dispute shall, at the election of either party, be submitted to Arthur Andersen (UK) (the "Neutral
Auditor"). Parent and the Shareholder's Representatives agree to execute, if requested by the Neutral Auditor, a reasonable engagement letter, and shall make available to the Neutral Auditor such books, records and other information within their control as the Neutral Auditor may reasonably request. All fees and expenses of the Neutral Auditor shall be borne by Parent. The Neutral Auditor shall act as an expert, not as an arbitrator, to determine only those issues remaining in dispute, based on the presentations by Parent and the Shareholders' Representatives (and their respective advisors) and, to the extent such Neutral Auditor shall deem appropriate, on an independent investigation (but not an audit) of such other relevant books and records, accountants' work papers and other information as such Neutral Auditor deems reasonably necessary for the purpose of resolving the issues in dispute. The Neutral Auditor shall be instructed to make its determination within 30 days of its engagement, which determination shall be set forth in a written statement delivered to Parent and the Shareholders' Representatives and shall be final and binding on the parties hereto and the ESOT Trustee.

           (e)   Subject to Section 1.4(k), if the Final Australasia
Region Closing Net Worth is less than US$4,736,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum Australasia Region Closing Net Worth") (the amount of such deficiency being referred to herein as the "Australasia Region Adjustment Amount"), then the number of Australasia Region Adjustment Shares to be delivered to the Australasia Region Shareholders and the ESOT Trustee on behalf of the JLW Australasia ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the Australasia Region Adjustment Amount by an amount (such amount being hereinafter referred to as the "Adjustment Shares Conversion Amount") equal to 92.5 percent of the average closing price of Parent Common Stock (as reported on the New York Stock Exchange Composite Tape) for the five-trading day period that includes the two trading days immediately preceding, the trading day including and the two trading days immediately following, the day (the "Final Closing Statements Determination Date") on which the Final Closing Statements are agreed to by the parties or finally determined by the Neutral Auditor; provided that if such quotient exceeds the number of Australasia Region Adjustment Shares (such excess number of Shares being referred to herein as the "Australasia Region Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares and Asia Region Adjustment Shares shall be reduced by an aggregate number equal to the Australasia Region Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and Asia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts), any remaining Australasia Region Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

           (f) Subject to Section 1.4(k), if the Final JLW England Closing Net Worth is less than US$22,476,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW England Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW England Adjustment Amount"), then the number of JLW England Adjustment Shares to be delivered to the JLW England Shareholders and the ESOT Trustee on behalf of the JLW England ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW England Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW England Adjustment Shares (such excess number of shares being referred to herein as the "JLW England Share Deficit"), then the JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW England Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW England Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

           (g) Subject to Section 1.4(k), if the Final JLW Scotland Closing Net Worth is less than US$724,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW Scotland Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW Scotland Adjustment Amount"), then the number of JLW Scotland Adjustment Shares to be delivered to the JLW Scotland Shareholders and the ESOT Trustee on behalf of the JLW Scotland ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW Scotland Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW Scotland Adjustment Shares (such excess number of Shares being referred to herein as the "JLW Scotland Share Deficit"), then the JLW England Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW Scotland Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW Scotland Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

           (h) Subject to Section 1.4(k), if the Final JLW Ireland Closing Net Worth is less than US$1,440,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW Ireland Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW Ireland Adjustment Amount"), then the number of JLW Ireland Adjustment Shares to be delivered to the JLW Ireland Shareholders and the ESOT Trustee on behalf of the JLW Ireland ESOT SubTrust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW Ireland Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW Ireland Adjustment Shares (such excess number of shares being referred to herein as the "JLW Ireland Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW Ireland Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW Ireland Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of Adjustment Shares then remaining issuable to each such group).

           (i) Subject to Section 1.4(k), if the Final Asia Region Closing Net Worth is less than US$10,624,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum Asia Region Closing Net Worth") (the amount of such deficiency being referred to herein as the "Asia Region Adjustment Amount"), then the number of Asia Region Adjustment Shares to be delivered to the Asia Region Shareholders and the ESOT Trustee on behalf of the JLW Asia ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the Asia Region Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of Asia Region Adjustment Shares (such excess number of shares being referred to herein as the "Asia Region Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the Asia Region Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining Asia Region Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of Adjustment Shares then remaining issuable to each such group).

           (j)   [Intentionally Left Blank]

           (k) After giving effect to the adjustments set forth in Sections 1.4(e)-(i) above, each JLW England Shareholder, JLW Scotland Shareholder and JLW Ireland Shareholder (and the related ESOT Sub Trusts) shall be entitled to receive such Europe/USA Region Shareholder's (or ESOT Sub Trust's) pro rata share of any then remaining JLW England Adjustment Shares, JLW Scotland Adjustment Shares or JLW Ireland Adjustment Shares, respectively. Each such Europe/USA Region Shareholder's (or ESOT Sub Trust's) pro rata share shall be determined on the basis of the ratio which the Initial Consideration Shares issuable to such Europe/USA Region Shareholder pursuant to columns 3(a) and 3(b) of Annex B to the Applicable Joinder Agreement (or, in the case of an ESOT Sub Trust, the number of ESOT Shares deposited in such ESOT Sub Trust pursuant to Section 6.7 of this Agreement and Section 6.7 of the Other Purchase Agreements) bear to the aggregate number of Initial Consideration Shares issuable to all JLW England Shareholders, JLW Scotland Shareholders or JLW Ireland Shareholders, together with the number of ESOT Shares deposited with the related ESOT Sub Trusts, as applicable. The allocation of the Australasia Region Adjustment Shares and the Asia Region Adjustment Shares remaining issuable after the adjustments set forth in Sections 1.4(e)-(i) above among the Australasia Region Shareholders and Asia Region Shareholders (and the related ESOT Sub Trusts), respectively, shall be determined by the Shareholders' Representatives and included in a written notice (the "Allocation Notice") provided to Parent and the Escrow Agent by the Shareholders' Representatives within 30 days following the Final Closing Statements Delivery Date (the "Allocation Notice Delivery Period"). Notwithstanding anything to the contrary contained herein, in the event that the number of Australasia Region Adjustment Shares, JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares or Asia Region Adjustment Shares issuable respectively to the Australasia Region Shareholders, JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts) would be required to be reduced pursuant to the adjustments set forth in Sections 1.4(e)-(i) above, the Shareholder's Representatives shall have the option, exercisable during the Allocation Notice Delivery Period, to pay, on behalf of some or all of such Australasia Region Shareholders, JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and/or Asia Region Shareholders (and the related ESOT Sub Trusts), up to an amount in cash in United States dollars equal to the Australasia Region Adjustment Amount, JLW England Adjustment Amount, JLW Scotland Adjustment Amount, JLW Ireland Adjustment Amount or Asia Region Adjustment Amount, as applicable, or to surrender to Parent an equivalent number of Initial Distribution Shares (based on a per share value equal to the Adjustment Shares Conversion Amount), in which case the applicable Adjustment Amount shall be reduced pro tanto. Any such cash payment must be in United States dollars and received by Parent prior to the end of the Allocation Notice Delivery Period. Any such Initial Distribution Shares shall be surrendered to and received by Parent during the Allocation Notice Delivery Period, together with all necessary assignments and stock powers. The Adjustment Amount shall be reduced by an amount equal to any such cash payment and the value of any Initial Distribution Shares so surrendered; provided, that for the purposes of this calculation, each Initial Distribution Share shall be deemed to have a value equal to the Adjustment Shares Conversion Amount. At the end of the Allocation Notice Delivery Period, any Adjustment Shares that have become subject to a reduction pursuant to Sections 1.4(e) - (i) (after giving effect to any payment or surrender of Shares pursuant to this Section 1.4(k)) shall be returned to Parent by the Escrow Agent.

           (l) If the adjustments set forth in Sections 1.4(e)-(i) above (after giving effect to any payment or surrender of Shares pursuant to Section 1.4(k)) result in a reduction in Adjustment Shares that exceeds the aggregate number of Adjustment Shares (such excess amount being referred to herein as the "Adjustment Shares Deficit"), then in addition to the elimination of the Adjustment Shares (and return of such Adjustment Shares to Parent by the Escrow Agent), (A) each Shareholder and Other Shareholder shall return, or cause to be returned, and (B) the ESOT Trustee shall return, to the Transfer Agent for cancellation certificates representing Initial Distribution Shares received by such Shareholder or Other Shareholder or ESOT Shares received by such ESOT Trustee, as the case may be, as soon as practicable, but in any event no later than five Business Days after notice from Parent following the expiration of the Allocation Notice Delivery Period. The Transfer Agent shall cancel each such certificate and issue to each Shareholder, Other Shareholder or ESOT Trustee (on behalf of the applicable ESOT Sub Trust), as applicable, a new certificate representing such Shareholder's or Other Shareholder's Initial Distribution Shares or ESOT Shares, as the case may be, less such Shareholder's, Other Shareholder's and the ESOT's pro rata share (on the basis of the Initial Consideration Shares issued to all Shareholders and Other Shareholders and ESOT Shares issued to the ESOT) of the Adjustment Shares Deficit (based on a per share value equal to the Adjustment Shares Conversion Amount). In the event that the Initial Distribution Shares held by the Shareholders and the Other Shareholders are not sufficient to satisfy their portion of the Adjustment Shares Deficit, the Shareholders' Representatives shall cause the Forfeiture Shares Escrow Agent under the SCCA or the Escrow Agent with respect to the Forfeiture Shares of the Asia Region Shareholders to return to the Transfer Agent for cancellation the certificate representing the Forfeiture Shares, as soon as practicable, but in any event no later than five Business Days after the expiration of the Allocation Notice Delivery Period. The Transfer Agent shall cancel such certificate and issue to the Forfeiture Shares Escrow Agent or the Escrow Agent, as applicable, a new certificate representing the Forfeiture Shares, less the number of Forfeiture Shares equal to the amount of the Adjustment Shares Deficit that remains unsatisfied based on a per share value equal to the Adjustment Shares Conversion Amount. To assist in effectuating the provisions of this Section 1.4(l), the Shareholders and ESOT Trustee hereby consent to the entry of stop transfer orders with the Transfer Agent against the transfer of any Initial Consideration Shares held by such Shareholders and any ESOT Shares held by such ESOT Trustee that are required to be returned to the Transfer Agent for cancellation pursuant to the terms hereof, which stop transfer orders shall be withdrawn by Parent, in each case, once the applicable Initial Consideration Shares, ESOT Shares or Forfeiture Shares, as applicable, are so returned.

           (m) Certificates representing the Adjustment Shares that may be deliverable after the adjustments and reallocations, if any, described in this Section 1.4 shall be delivered by Parent to the Shareholders, the Other Shareholders and the ESOT Trustee on behalf of the applicable ESOT Sub Trusts, as appropriate, within 10 Business Days following the end of the Allocation Notice Delivery Period together with any Adjustment Shares Related Property (as defined in Section 4.1 of the Escrow Agreement). If any provision of this Section 1.4 would require the Escrow Agent to deliver a fraction of a share of Parent Common Stock to a Shareholder, Other Shareholder or ESOT, Parent shall instead purchase such fraction of a share from the Escrow Agent in exchange for a cash amount equal to the Adjustment Shares Conversion Amount multiplied by such fraction, which cash amount shall be paid over by the Escrow Agent to the applicable Shareholder, Other Shareholder or ESOT Sub Trust in lieu of such fraction of a share.

           (n)   [Intentionally Left Blank]

           (o) In the event that (i) the Final JLW England Closing Net Worth exceeds the Minimum JLW England Closing Net Worth, (ii) the Final JLW Scotland Closing Net Worth exceeds the Minimum JLW Scotland Closing Net Worth, (iii) the Final JLW Ireland Closing Net Worth exceeds the Minimum JLW Ireland Closing Net Worth, (iv) the Final Asia Region Closing Net Worth exceeds the Minimum Asia Region Closing Net Worth or (v) the Final Australasia Region Closing Net Worth exceeds the Minimum Australasia Region Closing Net Worth, Parent shall pay to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as applicable, an amount equal to such excess (unless such excess is otherwise paid or distributed to them), by delivery of cash in the amount of such excess by wire transfer to an account or accounts designated by the Shareholders' Representatives. Such payment will be made within 60 days following the Final Closing Statements Determination Date.

           (p) In the event that the Integration Commencement takes place later than January 15, 1999: (i) the JLW England Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the period beginning on January 1, 1999 and ending on the Closing Date (the "JLW England 1999 Income Statement," with such period being sometimes referred to herein as the "1999 Stub Period"), (ii) the JLW Scotland Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub Period (the "JLW Scotland 1999 Income Statement"), (iii) the JLW Ireland Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub period (the "JLW Ireland 1999 Income Statement"),
(iv) the Asia Region Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub Period (the "Asia Region 1999 Income Statement") and (v) the Australasia Region Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for 1999 Stub Period (the "Australasia Region 1999 Income Statement" and, together with the JLW England 1999 Income Statement, the JLW Scotland 1999 Income Statement, the JLW Ireland 1999 Income Statement and the Asia Region 1999 Income Statement, the "1999 Income Statements"). The 1999 Income Statements shall be prepared in accordance with the Agreed Generally Accepted Accounting Principles, provided that compensation expense in respect of the persons described in Exhibit 2 hereto shall be determined on a pro forma basis in accordance with such Exhibit 2 and the associated pro forma tax benefit or tax charge shall also be computed in accordance with such Exhibit 2. Based on the 1999 Income Statements included in the Final Closing Statements: (i) the Minimum JLW England Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW England 1999 Income Statement, (ii) the Minimum JLW Scotland Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW Scotland 1999 Income Statement, (iii) the Minimum JLW Ireland Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW Ireland 1999 Income Statement, (iv) the Minimum Asia Region Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such Asia Region 1999 Income Statement and (v) the Minimum Australasia Region Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such Australasia Region 1999 Income Statement.

     Section 1.5 Closing. (a) Upon the terms and subject to the conditions set forth herein, the purchase and sale of the Shares pursuant to this Agreement (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in London, England, at 9:00 A.M., local time, on the Closing Date.

           (b) The Integration, the Closing under this Agreement and the closing of the transactions contemplated by the Other Purchase Agreements shall, upon the terms and subject to the conditions set forth in the Integration Agreements, this Agreement and the Other Purchase Agreements, be consummated, if at all, in the following order and shall, for purposes of this Agreement, be deemed effective as of the Closing Date:

                 (i) On the third Business Day following the date on which all of the conditions set forth in Articles VII, VIII and IX hereof and in Articles VII, VIII and IX of each of the Other Purchase Agreements (other than the conditions specified in Sections 7.5 and 7.6 hereof and thereof and other than the conditions that by their terms relate to the Closing Date) have been satisfied or waived, or such other time as Parent and the Sellers' Representatives may mutually agree upon in writing (such date being sometimes referred to herein as the "Integration Commencement Date"), the JLW Parties, the Shareholders and the Related JLW Owners will take (or cause to be taken) the actions contemplated to be taken under the terms of the Integration Plan and the Integration Agreements, in the order provided therein and on a basis such that (except as to any Post-Closing Integration Actions) the Integration will be completed (the "Integration Completion") no later than the third Business Day following the Integration Commencement Date or as soon thereafter as practicable, but in no event later than five Business Days after the Integration Commencement Date (the date of such completion being sometimes referred to herein as the "Integration Completion Date"); provided that prior to the commencement of the Integration, Parent shall have delivered to the Sellers' Representatives a certificate of acknowledgment that the conditions precedent to the commencement of the Integration described above have been so satisfied or waived; and

                 (ii) On the later to occur of (A) the Business Day next following the receipt of the Call Notice or the Put Notice (as such terms are defined in the Europe/USA Region Agreement) under the Europe/USA Region Agreement, as the case may be, and (B) the date on which the conditions to the obligations of the parties under this Agreement which relate to the Closing Date (other than Section 7.5 hereof) and under both the Asia Region Agreement and the Europe/USA Region Agreement which relate to the Closing Date (as such term is defined in the Asia Region Agreement and the Europe/USA Region Agreement), (other than Section 7.5 thereof) shall have been satisfied or waived, or such other time as Parent and the Sellers' Representatives may mutually agree upon in writing, the closing of the transactions contemplated by this Agreement, the Asia Region Agreement and the Europe/USA Agreement shall be consummated (the date of such consummation being sometimes referred to herein as the "Closing Date").

     Section 1.6 Deliveries by the Sellers and Shareholders. At the Closing, the Sellers' Representatives, on behalf of the Sellers, or the Sellers shall deliver, or cause to be delivered, to the applicable Buyers the following:

           (a) share certificates representing all of the Shares, with duly executed share transfer forms in the form of Annex G hereto, and otherwise in a form reasonably acceptable to the applicable Buyers for registration on the share register of the relevant Companies;

           (b) all such other documents (including any necessary waivers or consents) as may be required to enable US Acquisition Sub or Australia Acquisition Sub, as applicable, to be registered as the holder of the Shares, including a power of attorney duly executed by each Seller in the form of Annex H hereto;

           (c) the Common Seal (if applicable), Share Register and Share Certificate Books (or similar instruments), with any unissued share certificates, all minute books and other statutory books (which shall be written-up to but not including the Closing) of each Company;

           (d) the original Certificate of Incorporation (or similar organizational document) of each Company and Company Subsidiary certified as of a date within 30 days of the Closing Date by the Australian
Securities and Investment Commission ("ASIC") or other similar Authority, as the case may be;

           (e) executed counterparts of any Consents obtained pursuant to Section 5.3 hereof and not previously delivered to Buyers pursuant to such Section;

           (f)   the certificates referred to in clause (ii) of Section
8.4 hereof;

           (g) the opinions of counsel referred to in Section 8.5 hereof; and

           (h) all other previously undelivered documents, instruments or writings required to be delivered by any JLW Party to Buyers at or prior to the Closing, pursuant to this Agreement or any other Operative
Agreement.

     Section 1.7 Deliveries by the Buyers. (a) At the Closing, the Buyers shall (and Parent shall cause Buyers to) deliver, or cause to be delivered (and Parent shall cause Buyers to cause to be delivered), to the Shareholders' Representatives, on behalf of the Sellers and the Shareholders the following:

                 (i) Convertible Notes issued by US Acquisition Sub or Australia Acquisition Sub, as applicable, in the names of each Shareholder as specified in column 1 of Annex B to the Applicable Joinder Agreements and in the respective principal amounts set forth in column 3 of Annex B to the Applicable Joinder Agreements;

                 (ii) a Convertible Note issued by Australia Acquisition Sub in the name of JLW Australia Parent as specified in Annex E;

                 (iii) the portion of the Cash Consideration payable to each Seller in the respective amount calculated in accordance with the formula set forth opposite each such Seller's name in column 4(a) of Annex E hereto, by wire transfer to the account designated by such Seller at least three Business Days prior to the Closing Date;

                 (iv) the SCCA Expenses Reserve in United States dollars by wire transfer to an account designated by the Shareholders'
Representatives at least three Business Days prior to the Closing Date;

                 (v) the executive officer certificate referred to in clause (ii) of Section 9.3 hereof;

                 (vi) the opinions of counsel referred to in Section 9.4 hereof;

                 (vii) executed counterparts of any Consents obtained pursuant to Section 6.3 hereof and not previously delivered to the Sellers' Representatives pursuant to such Section;

                 (viii) a copy of the Articles of Amendment and Restatement of Parent adopted pursuant to Section 1.9(a)(i)(A), in the form attached hereto as Annex I, as certified by the Secretary of State of Maryland, and a copy of the Amended Parent By-laws adopted pursuant to
Section 1.9(a)(ii), as certified by the Secretary of Parent together with evidence reasonably satisfactory to the Sellers' Representatives showing that the JLW Directors shall have been elected to the Board (and that the only other directors on the Board shall be the Parent Directors), effective immediately following the Closing, and that Chris Peacock and Mike Smith shall have been elected by the Board to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent, and Deputy Chairman of the Board of Parent, respectively, effective immediately following the Closing; and

                 (ix) all other previously undelivered documents, instruments or writings required to be delivered by the Buyers to the Sellers or the Shareholders' Representatives at or prior to the Closing, pursuant to this Agreement or any other Operative Agreement.

           (b) Upon the conversion of the Convertible Notes, the appropriate Buyers shall deliver or cause to be delivered (and Parent shall cause such Buyers to deliver or cause to be delivered) to the Shareholders' Representatives, the Initial Distribution Shares in the names specified in column 1 of Annex B to the Applicable Joinder Agreements and in the denominations set forth in column 3(a) of Annex B to the Applicable Joinder Agreements.

           (c) Upon the conversion of the Convertible Notes, the appropriate Buyers shall deliver or cause to be delivered (and Parent shall cause such Buyers to deliver or cause to be delivered) to the Escrow Agent, the following:

                 (i) a certificate issued in the name of the Escrow Agent or its nominee representing the Adjustment Shares; and

                 (ii) a certificate issued in the name of the Escrow Agent or its nominee representing the Escrow Shares.

           (d) Upon the conversion of the Convertible Notes, the appropriate Buyers shall deliver or cause to be delivered (and Parent shall cause such Buyers to deliver or cause to be delivered) to the Forfeiture Shares Escrow Agent, a certificate issued in the name of the Forfeiture Shares Escrow Agent or its nominee representing the Forfeiture Shares.

     Section 1.8 Representatives. (a) The parties acknowledge and agree that prior to the Shareholder Determination Date, the Sellers, the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT Trustee (on behalf of the ESOT) will execute a Sellers' Contribution and Coordination Agreement (the "SCCA") relating to, among other things, the selection, replacement, rights and obligations of the Sellers' Representatives and the Shareholders' Representatives, which SCCA shall be in a form reasonably acceptable to Parent. The SCCA as executed shall not be amended without the consent of Parent, which consent will not be unreasonably withheld or delayed.

           (b) Each Shareholder, Related JLW Owner and JLW Party agrees that:

                 (i) Parent shall be able to rely conclusively on the instructions or actions of (A) the Sellers' Representatives, or any of them, as to any instructions or actions required or permitted to be taken by the Sellers' Representatives hereunder or under any other Operative Agreement or the SCCA when executed, which instructions or actions shall be binding on each such Shareholder, Related JLW Owner and JLW Party (the "Closing Authorized Actions"), and (B) the Shareholders' Representatives as to the settlement of any claims of indemnification against the Escrow Fund (as defined in the Escrow Agreement) by any Indemnified Persons pursuant to the Escrow Agreement, the resolution of any dispute regarding Adjustment Shares under Section 1.4 or any other actions expressly required or permitted to be taken by the Shareholders' Representatives hereunder or under the SCCA or any of the Operative Agreements (the "Other Authorized Actions" and, together with the Closing Authorized Actions, the "Authorized Actions"). No party hereunder or the Escrow Agent shall have any cause of action against Parent or any other Indemnified Person to the extent Parent or any other such Indemnified Person has relied upon such instructions or actions of the Sellers' Representatives or the Shareholders' Representatives.

                 (ii) [Intentionally Left Blank]

                 (iii) The provisions of this Section 1.8 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Seller, Shareholder, Other Shareholder or any Related JLW Owner or ESOT Trustee may have against the Sellers' Representatives or the Shareholders'
Representatives for any breach of the SCCA.

                 (iv) Remedies available at law for any breach of the provisions of this Section 1.8 are inadequate. Therefore, the Buyers shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages if the Buyers brings an action to enforce the provisions of this Section 1.8.

                 (v) The provisions of this Section 1.8 shall be binding upon the executors, heirs, legal representatives, personal representatives, successor trustees, and successors of each Seller, Shareholder, Other Shareholder, Related JLW Owner and ESOT Trustee, and any references in this Agreement to a Seller or Sellers, a Shareholder or the Shareholders or a Related JLW Owner or the Related JLW Owners shall mean and include the successors to the Seller's or Sellers', the Shareholder's or Shareholders' or the Related JLW Owner's or Related JLW Owners' rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

           (c)   In performing their functions and duties under this
Section 1.8, the Sellers' Representatives and Shareholders' Representatives shall act solely as agents of the Sellers, the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT and do not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for the Buyers, the Companies or any of their respective Subsidiaries. The Sellers' Representatives and Shareholders' Representatives shall have no liability to the Buyers, the Companies or any of their respective Subsidiaries hereunder in their capacity as such.

           (d) The Sellers hereby agree that a portion of the Cash Consideration that would have otherwise been payable to such Sellers pursuant to clause (a) of Section 1.1 of this Agreement, calculated in accordance with the formula set forth in column 4(a) of Annex E hereto, and all of the Cash Consideration that would have been otherwise payable to the Other Shareholders pursuant to Section 1.2 of the Other Purchase Agreements (the "SCCA Expenses Reserve") shall instead be retained by the Shareholders' Representatives to be held and disbursed as provided in the SCCA. Such SCCA Expenses Reserve shall be apportioned among the Sellers and such Other Shareholders pro rata based on the aggregate amount of the Consideration Shares and the Cash Consideration originally allocated to each of them. The Sellers hereby authorize Parent to deliver to the Shareholders' Representatives the SCCA Expenses Reserve in lieu of paying such portion of the Cash Consideration to the Sellers.

     Section 1.9 Corporate Governance Matters.  (a)  As of the Closing,
(i) Parent shall use all reasonable efforts to cause (A) the Articles of Amendment and Restatement of Parent attached hereto as Annex I to become effective, (B) the Articles of Incorporation of LaSalle Advisors Capital Management, Inc. ("LACM") to be amended to change its name to "LaSalle Investment Management, Inc." and (C) the number of shares of Parent Common Stock reserved for issuance under Parent's 1997 Stock Award and Incentive Plan, as amended, to be increased to 4,160,000; and (ii) Parent shall cause the Amended and Restated Bylaws of Parent to be amended and restated to read in their entirety as set forth in Annex K hereto (the "Amended Parent Bylaws").

           (b) The number of directors comprising the full board of directors of Parent (the "Board") as of the Closing and until the earlier of (i) the first Business Day following the fifth annual meeting of the stockholders of Parent following the Closing and (ii) June 1, 2003 (the "Transition Period") shall be fourteen; provided that the number of directors comprising the Board may at any time be increased to fifteen by a resolution approved by the Parent Nominating Committee and the JLW Nominating Committee (each as defined below) and by a majority of the entire Board of Directors. As of the Closing, seven of such directors shall have been designated by Parent (the "Parent Directors") and seven of such directors shall have been designated by the Sellers' Representatives (the "JLW Directors"). The Parent Directors shall include four executive officers of Parent ("Parent Employee Directors," which term shall also be deemed to refer to any replacement for a Parent Employee Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws) and three Independent Directors (the "Parent Independent Directors," which term shall also be deemed to refer to any replacement for a Parent Independent Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws, who shall be an Independent Director) and the JLW Directors shall include four executive officers of the JLW Businesses ("JLW Employee Directors," which term shall also be deemed to refer to any replacement for a JLW Employee Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws) and three Independent Directors (the "JLW Independent Directors" which term shall also be deemed to refer to any replacement for a JLW Independent Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws, who shall be an Independent Director), at least one of which JLW Independent Directors shall have his or her primary place of business and residence outside of the United Kingdom. The initial Parent Employee Directors will be Stuart L. Scott, M.G. Rose, Robert C. Spoerri and Daniel W. Cummings and the initial Parent Independent Directors will be Darryl Hartley-Leonard, Thomas C. Theobald and John R. Walter. The initial JLW Directors will be selected by the Sellers' Representatives no later than 45 days following the date of this Agreement and shall be subject to the approval of Parent, which approval shall not be unreasonably withheld or delayed. If, prior to the Closing, any Parent Director or JLW Director shall decline or be unable to serve, Parent or the Sellers' Representatives, as the case may be, shall designate another individual to serve in such director's place, subject to the requirement that at least three of the Parent Directors and three of the JLW Directors shall be Independent Directors and subject to the approval of the Sellers' Representatives (in the case of the Parent Directors) or Parent (in the case of the JLW Directors), as applicable, which approval shall not be unreasonably withheld or delayed. Parent shall cause the individuals designated by the Sellers' Representatives as the initial JLW Directors to be appointed as directors of Parent immediately following the Closing.

           (c) The initial designation of the JLW Directors among the three classes of directors comprising the Board shall be agreed among Parent and the Sellers' Representatives, provided that the Parent Directors and the JLW Directors shall be divided as equally as is feasible among such classes. During the Transition Period, each standing committee of the Board shall be constituted of an equal number of (i) Parent Directors, who shall be selected by the Parent Nominating Committee, and (ii) JLW Directors, who shall be selected by the JLW Nominating Committee. Notwithstanding the foregoing, at any time when a Fifteenth Director (as defined below) is in office, the Parent Nominating Committee and the JLW Nominating Committee may, acting as a single committee, appoint the Fifteenth Director as an additional member of any committee of the Board, which appointment must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee.

           (d) During the Transition Period, the Parent Employee Directors in office from time to time, together with two or more Parent Independent Directors selected by such Parent Employee Directors, shall constitute a committee of the Board (the "Parent Nominating Committee") with the powers and duties delegated to such committee in Article X of the Amended Parent Bylaws, and the JLW Employee Directors in office from time to time, together with two or more JLW Independent Directors selected by such JLW Employee Directors, shall constitute a committee of the Board (the "JLW Nominating Committee") with the powers and duties delegated to such committee in Article X of the Amended Parent Bylaws. Except as otherwise set forth in such Article X, the Parent Nominating Committee and the JLW Nominating Committee (collectively, the "Nominating Committees") will exercise all power and authority of the Board with respect to the designation of persons as the nominees of the Board for election to, or designating persons to fill vacancies on, the Board. Notwithstanding any other provision hereof to the Company of the Amended Parent Bylaws, (i) it shall be a qualification for any director elected by the Board to replace any JLW Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of Parent) that such replacement director shall have been nominated by the JLW Nominating Committee, and (ii) it shall be a qualification for any director elected by the Board to replace any Parent Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of Parent) that such replacement director shall have been nominated by the Parent Nominating Committee.

           (e) During the Transition Period, prior to each meeting of the stockholders at which the term of office of any Parent Director is expiring or at which any replacement for a Parent Director is to be elected, the Parent Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the JLW Nominating Committee), and prior to each meeting of the stockholders at which the term of office of any JLW Director is expiring or at which any replacement for a JLW Director is to be elected, the JLW Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the Parent Nominating Committee); provided that at least three Parent Directors and at least three JLW Directors shall at all times be Independent Directors; provided, further, that at least one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.


           (f) During the Transition Period, if any Parent Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the Parent Nominating Committee shall have the exclusive power to designate a person to fill such vacancy, and if any JLW Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the JLW Nominating Committee shall have the exclusive power to designate a person to fill such vacancy, in each case, subject to the approval of a majority of directors then remaining in office; provided that at least three Parent Directors and three JLW Directors shall at all times be Independent Directors; provided, further, that one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.

           (g) During the Transition Period, in the event that the number of members constituting the Board is increased to fifteen in accordance with Section 1.9(b) hereof, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall elect an Independent Director to fill such vacancy (the "Fifteenth Director"), which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of the entire Board. Prior to any meeting of the stockholders at which the term of office of such Fifteenth Director is expiring or at which a replacement for such director is to be elected, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall designate a nominee for such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee, and at such meeting of stockholders the nominations shall not be closed or the vote taken until such nominee shall have been nominated. During the Transition Period, neither the Board nor any committee thereof shall nominate (or cause there to be nominated) any person to replace such Fifteenth Director who has not been so designated by the Nominating Committees. In the event that such Fifteenth Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall have exclusive power on behalf of the Board to designate a person to fill such vacancy and shall jointly, acting as a single committee, designate an Independent Director to serve in such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of directors then remaining in office.

           (h) Stuart L. Scott shall hold the position of Chairman of the Board and Chief Executive Officer of Parent for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity.
Christopher Peacock shall hold the position of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. If at any time following the Closing, the position of Chairman of the Board and Chief Executive Officer of Parent or President, Deputy Chief Executive Officer and Chief Operating Officer of Parent becomes vacant, such vacancy shall be filled by a majority vote of the entire Board of Directors; provided that during the two-year period immediately following the Closing, the Chairman of the Board and Chief Executive Officer of Parent and President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be selected from the officers or employees of Parent immediately prior to the Closing ("Parent Employees") and the partners, officers or employees of the JLW Businesses immediately prior to the Closing ("JLW Employees"); provided, further, that during such period, (i) if the office of the Chairman and Chief Executive Officer of Parent is held by a Parent Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be held by a JLW Employee and (ii) if the office of Chairman of the Board and Chief Executive Officer of Parent is held by a JLW Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be held by a Parent Employee. The Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer of Parent may only be removed from office by a majority vote of the entire Board of Directors; provided that neither Mr. Scott nor Mr. Peacock may be removed from such respective positions, with or without cause, prior to the second anniversary of the Closing, unless such removal is approved by at least two-thirds of the entire Board.

           (i) During the Transition Period, the affirmative vote of at least 75% of the entire Board of Directors shall be required to alter or amend, or adopt any provision inconsistent with, or repeal, in whole or in part, Article III, Article IV or Article X of the Amended Parent Bylaws.

           (j) As used in this Section 1.9, "entire Board" means the total number of directors Parent would have if there were no vacancies.

     Section 1.10     Integration.     (a)  In order to accomplish and
effect the Integration, each of the JLW Parties, the Shareholders and the Related JLW Owners will take (or cause to be taken) the actions contemplated to be taken by such Persons under the terms of the Integration Plan and the Integration Agreements, subject to satisfaction or waiver of the conditions set forth therein, in the order provided therein and on a basis such that (except as otherwise set forth below) the Integration Completion will occur no later than the third Business Day or as soon thereafter as is practicable following the Integration Commencement Date but in no event later than five Business Days thereafter; provided that any action identified in the Integration Plan and the Integration Agreements as being a "post-closing action" (the "Post-Closing Integration Actions") may be postponed until after the Closing Date; provided, further, that the Sellers, the Shareholders and the Related JLW Owners shall have no responsibility after the Closing Date with respect to the performance of any Post-Closing Integration Actions contemplated to be taken by any Company or Company Subsidiary under the Integration Plan and the Integration Agreements.

           (b) Certain of the Sellers, the Companies and the Shareholders are entering into an Escrow Agreement in the form attached to Annex B hereto (the "Integration Escrow Agreement"), pursuant to which certain agreements, instruments and other documents described in the Integration Plan have been or will be deposited with the Escrow Agents described therein for the purpose of facilitating the implementation of the Integration Plan.


                              ARTICLE II

MATTERS RELATING TO THE SHAREHOLDER
TRANSACTION DOCUMENTS; REALLOCATION

     Section 2.1 Signing Procedures. (a) The signing procedures set forth in this Section 2.1 shall not commence until the satisfaction of any applicable regulatory requirements. Parent shall promptly complete the preparation of such Offering Memorandum and in doing so shall consult with the Shareholders' Representatives, the JLW Sellers, the Companies and the financial advisers and counsel to the JLW Sellers in connection therewith, and shall permit them to participate in the preparation of such Offering Memorandum. As soon as reasonably practicable after the satisfaction of the last such regulatory requirement, with respect to each Person listed as a "Shareholder" on the Preliminary Master Shareholder List and to each person listed as a "Shareholder" on the Preliminary Master Shareholder List attached to each of the Other Purchase Agreements (each a "Designated JLW Shareholder" and, collectively, the "Designated JLW Shareholders"), (i) the applicable JLW Sellers will distribute, or cause to be distributed, to such Designated JLW Shareholder (A) a letter from one or more of the Management Shareholders on behalf of the International Board of the JLW Businesses (and in each case in his or their respective capacities as members of such International Board), substantially in the form approved by Parent, which letter shall include the approval and recommendation of such International Board in favor of this Agreement and the Other Purchase Agreements and the transactions contemplated hereby and thereby, including but not limited to the sale of Shares, (B) execution copies of the Integration Agreements (if any) to which such Designated JLW Shareholder is contemplated to be a party pursuant to the Integration Plan (the "Applicable Integration Agreements"),
(C) an execution copy of a form of employment contract to be entered into by such Designated JLW Shareholder or Related JLW Owner and a Company or Company Subsidiary, in a form previously provided to Parent, and (D) an execution copy of the convertible note purchase and loan agreement, in a form reasonably satisfactory to Parent; and (ii) Parent will distribute, or cause to be distributed, to such Designated JLW Shareholder (A) a copy of the Offering Memorandum, (B) an execution copy of each of the Applicable Joinder Agreement, the Stockholder Agreement and the Escrow Agreement (the agreements referenced in clauses (i)(B), (i)(C), (i)(D) and (ii)(B) above are collectively referred to herein as the "Shareholder Transaction Documents"), and (C) a letter (the "Instruction Letter") setting forth instructions for returning to Parent the agreements referenced in clause
(ii)(B) above as executed by such Designated JLW Shareholder, and Related JLW Owner, if applicable, which letter shall provide that if such Designated JLW Shareholder desires to enter into such agreements, then such agreements must be signed by such Designated JLW Shareholder (and, if the Person named as the "Shareholder" in such agreements is not a natural person, the Related JLW Owner), and received by Parent by the 21st day or such later date approved by Parent (the "Final Return Date") after the date upon which the Shareholder Transaction Documents are first distributed to the Designated JLW Shareholders (the "Commencement Date"). The Instruction Letter shall also indicate the method for a Shareholder to revoke such Shareholder's acceptance prior to the Final Return Date. If requested by Parent, the signature of each Shareholder shall be guaranteed or witnessed in accordance with local practice or custom in the jurisdiction in which such signature is given; provided that such practice or custom must be reasonably satisfactory to Parent. Promptly following the Final Return Date, Parent shall sign each of the Shareholder Transaction Documents properly completed, executed and returned to Parent, and shall promptly return fully executed originals thereof to the applicable Shareholders, together with copies thereof to the Shareholders' Representatives.

           (b) On or prior to the date (the "Commitment Date") falling 35 days (or such later date as Parent and the Shareholders' Representatives may mutually agree upon in writing) after the Commencement Date, the Shareholders' Representatives shall prepare and, subject to paragraph (c) of this Section 2.1, deliver to Parent the Final Master Shareholder List. Parent shall provide to the Shareholders' Representatives, in the course of each day during the period between the Commencement Date and the Commitment Date, a list of each Designated JLW Shareholder who has, by midday on the previous day and pursuant to and in accordance with the instructions provided in the Instruction Letter, executed and delivered to Parent the documents referred to therein.

           (c) If the Final Master Shareholder List delivered to Parent is identical to the Preliminary Master Shareholder List, then Parent shall be required to accept such Final Master Shareholder List. If the Final Master Shareholder List does not include the name of each Designated JLW Shareholder, the Shareholders' Representatives shall not be obligated to deliver the Final Master Shareholder List. If the Final Master Shareholder List does not include the name of each Designated JLW Shareholder, Parent shall have the right to reject such list by written notice thereof delivered to the Shareholders' Representatives. Notwithstanding any such rejection by Parent of a Final Master Shareholder List, during the period between the Commencement Date and the Commitment Date, the Shareholders' Representatives shall be entitled to deliver a revised Final Master Shareholder List, subject to Parent's right to reject such Final Master Shareholder List in accordance with the third sentence of this Section 2.1(c). Parent shall acknowledge any acceptance by Parent of a Final Master Shareholder List by delivering written notice of such acceptance promptly to the Shareholders' Representatives. The parties acknowledge and agree that the acceptance by Parent of a Final Master Shareholder List which does not include the name of each Designated JLW Shareholder shall not constitute a waiver by Parent of any inaccuracy or breach of any representation or warranty contained herein or in any Joinder Agreement or any rights of the Indemnified Persons under the Escrow Agreement.

     Section 2.2 Permitted Reallocation of Consideration and Shares. In the event that any Designated JLW Shareholders are not included on the Final Master Shareholder List (collectively, the "Non-Participating Designated JLW Shareholders"), the Consideration Shares and Cash Consideration, if any, that were allocated to such Non-Participating Designated JLW Shareholders on the Preliminary Master Shareholder List or the Preliminary Master Shareholder Lists attached to the Other Purchase Agreements, as the case may be, shall be reallocated, as follows:
Consideration Shares and Cash Consideration allocated to a Non-Participating Designated JLW Shareholder that would have been a (i) JLW England Shareholder, (ii) JLW Scotland Shareholder, (iii) JLW Ireland Shareholder, (iv) Asia Region Shareholder or (v) Australasia Region Shareholder, shall be reallocated among the other JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as the case may be, pro rata among such JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as the case may be (on the basis of the Initial Consideration Shares issued to such Shareholders). As soon as practicable following the Shareholder Determination Date, the Shareholders' Representatives, with the cooperation of Parent, shall deliver, or cause to be delivered, to each Shareholder and Other Shareholder a definitive Annex B to the Applicable Joinder Agreement and Other Joinder Agreement, as applicable, reflecting such reallocation. Any reallocation pursuant to this Section 2.2 shall be reflected in an equivalent reallocation pursuant to the Integration Agreement (if any) pursuant to which the relevant Shareholder receives his or her Shares.


                              ARTICLE III

                    REPRESENTATIONS AND WARRANTIES
                   OF THE SELLERS, THE COMPANIES AND
                      THE MANAGEMENT SHAREHOLDERS

     The Sellers, jointly and severally, the Companies, jointly and severally, and the Management Shareholders, severally and not jointly, make the representations and warranties set forth below to the Buyers (the parties hereto agree that (i) the representations and warranties of each Management Shareholder set forth in this Article III shall be expressly limited to such Management Shareholder's Knowledge, and that, except to the extent provided in Section 11.2 hereof, no Management Shareholder shall have any liability with respect to any such representation and warranty unless and until the Closing occurs, and (ii) the representations and warranties of the Companies contained herein shall not give rise to as any right to indemnification against such Companies and shall only be made to the extent that it is lawful for the Companies to make such representations and warranties).

     Section 3.1 Shares; Claims to Assets. (a) As of the date of this Agreement (assuming that the Designated JLW Shareholders execute and deliver the Shareholder Transaction Documents), the only Persons entitled to receive any of the Convertible Notes, Consideration Shares or the Cash Consideration upon completion of the transactions contemplated hereby and by the other Operative Agreements will be the Designated JLW Shareholders and, in respect of the Cash Consideration, the Sellers. Upon completion of the Integration, the Shares will comprise in the aggregate the whole of the issued and outstanding share capital of the Companies. Upon completion of the Integration, no Person, other than JLW Australia Parent, the Shareholders and their Related JLW Owners, if applicable, and then only to the extent provided in Annex B to the Applicable Joinder Agreements or as specifically provided for herein or in the other Operative Agreements, will have any right or claim to any of the Convertible Notes, Consideration Shares or Cash Consideration or (other than as expressly provided in this Agreement) other payment or consideration (with respect to an ownership, partnership, trust or similar interest, right of participation or otherwise) from any of the Companies or Company Subsidiaries as a result of or in connection with the consummation of the transactions contemplated by this Agreement, the Other Purchase Agreements and the Operative Agreements.



           (b) Except as set forth in Section 3.1 of the Company Disclosure Schedule, no current or former shareholder, director, officer or employee of any Seller, Company or Company Subsidiary owns or has any rights in or to any of the specific assets, properties or rights (other than cash permitted to be distributed or paid in accordance with this Agreement or Annex B to an Applicable Joinder Agreement) of or used by any Company or Company Subsidiary in the ordinary course of its business.

     Section 3.2 Corporate Organization. JLW Australia Parent is duly incorporated and validly existing under the laws of the Australian Capital Territory; Benbridge (AUS) is duly incorporated and validly existing under the laws of New South Wales; JLW (NZ) Holdings Parent is duly incorporated and validly existing under the laws of New South Wales; Benbridge (NZ) is duly incorporated and validly existing under the laws of New Zealand; and each Company is duly organized or incorporated and validly existing under the laws of its jurisdiction of incorporation or formation. Each Company
(i) has all requisite corporate power and authority to carry on its business as currently conducted and to own the properties and assets currently owned by it and (ii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (and, if applicable, in good standing) would not be reasonably expected to have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents), as applicable, and any other documents required to be annexed thereto, of each Company, as presently in effect, are attached to Section 3.2 of the Company Disclosure Schedule.

     Section 3.3 Capitalization of the Companies.    (a)  The capital
stock of (i) JLW (NZ) Holdings consists of 3,000 ordinary shares par value NZ$1 per share of which 3,000 are issued and outstanding; (ii) Transact NZ consists of 10,000 ordinary shares par value NZ$1 per share of which 10,000 are issued and outstanding; (iii) Transact NSW consists of 1 Class A share issued at AUS$1; (iv) Transact VIC consists 100 Class A shares and 100 Class B shares issued at AUS$1 each; (v) Transact QLD consists of 2 ordinary shares issued at AUS$1 each; and (vi) JLW Australia consists of 1,000 Class A shares, 122,400 Class B shares, 10 Class C shares and 10 Class D shares issued at AUS$1 each. All of the Shares of the Companies have been validly issued and were fully paid up on issue and, to the extent that the concept of assessability of capital stock is potentially applicable, are nonassessable, and the Sellers, collectively, are the legal owners of all of the Shares of such Companies.

           (b) Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, there are no outstanding: (i) securities convertible into or exchangeable for, directly or indirectly, any shares (including the Shares), debentures or other securities of any Company or Company Subsidiary; or (ii) subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance, allotment, sale, purchase, transfer or voting of any share capital (including the Shares), debentures or other securities of
any Company or Company Subsidiary.   Except as set forth in Section 3.3(b)
of the Company Disclosure Schedule, no Company or Company Subsidiary: (i) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, retire, cancel, reduce or redeem any of its issued share capital, capital stock or other ownership interests; and (ii) has any liability for dividends or other distributions declared, accrued or unaccrued with respect to any of its issued share capital or capital stock or in respect of any ownership, partnership, trust or other participating interest therein.

     Section 3.4 Subsidiaries and Affiliates. Section 3.4 of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or formation and authorized, issued and outstanding share capital of each Company Subsidiary. Except as disclosed in Section 3.4 of the Company Disclosure Schedule, no Company owns, directly or indirectly, any share capital or other equity securities of any Person or has any direct or indirect equity or ownership interest in any partnership, joint venture or business. Except as set forth in Section 3.4 of the Company Disclosure Schedule, all the outstanding share capital or capital stock, as applicable, of each Company Subsidiary is owned, directly or indirectly, as of the date hereof by one or more Companies and will be owned, directly or indirectly, as of the Closing Date, by one or more Companies, in each case free and clear of all Encumbrances, and has been validly issued and is fully paid and, to the extent that the concept of assessability of capital stock is potentially applicable, is nonassessable. Each Company
Subsidiary: (i) is duly organized or incorporated and validly existing (and, if applicable, in good standing) under the laws of its jurisdiction of incorporation or formation; (ii) has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign entity (and, if applicable, in good standing) in all jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents) and all documents required to be annexed thereto, as applicable, as presently in effect, of each Company Subsidiary have been previously provided to Parent.

     Section 3.5 Authorization. Each Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Integration Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. Each Company has taken all corporate action necessary to authorize and approve the execution and delivery by such Company of this Agreement and each Integration Agreement to which it is a party, and no other action on the part of the shareholders of such Company is required for such Company to execute and deliver this Agreement and each Integration Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement and each Integration Agreement has been duly and validly executed and delivered by each JLW Party which is a party thereto and constitute a valid and binding agreement of each such JLW Party, enforceable against each such JLW Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding at equity or in law.

     Section 3.6 No Violation. Neither the execution and delivery by any JLW Party of this Agreement or any other Operative Agreement or Integration Agreement to which it is a party, nor the consummation by any Seller or Company of the transactions contemplated hereby or thereby shall: (i) violate or be in conflict with any provision of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents), as applicable, of any Seller, Company, or Company Subsidiary or any Applicable Trust Deed of any Seller; (ii) except as specified in Section 3.6 or 3.7 of the Company Disclosure Schedule, violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any debt, Contract, instrument or other obligation to which any Seller, Company or Company Subsidiary is a party or by which its assets are bound or affected, or result in the creation or imposition of any Lien upon any property or assets (including any Encumbrance upon any Shares) of any Seller, Company or Company Subsidiary; or (iii) violate any statute, law, judgment, decree, order, regulation, rule or other similar authoritative matters ("Laws") of any foreign, federal, state or local governmental, quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, instrumentality or other authority ("Authority"); except, in the case of clause (ii) or (iii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect or materially impair the ability of any JLW Party to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

     Section 3.7 Consents and Approvals.  Except as set forth in Section
3.6 or 3.7 of the Company Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery of this Agreement, the other Operative Agreements or the Integration Agreements by any JLW Party or the consummation by any JLW Party of the transactions contemplated hereby or thereby, or to enable the Buyers, the Companies and the Company Subsidiaries to continue to conduct the businesses currently conducted by the Companies and the Company Subsidiaries at their present locations after the Closing Date in a manner which is consistent with that in which such businesses are presently conducted, except for the approvals set forth in Section 3.7 of the Company Disclosure Schedule (the "Required Regulatory Approvals"); and except for such other Consents as to which the failure to obtain, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect or materially impair the ability of any JLW Party to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

     Section 3.8 Financial Statements. (a) Set forth in Section 3.8 of the Company Disclosure Schedule are: (i) the audited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries, (B) JLW Scotland and its Subsidiaries, (C) JLW Ireland and its Subsidiaries, (D) the Asia Region Companies and their respective Subsidiaries and (E) the Australasia Region Companies and their respective Subsidiaries in each case as of December 31, 1997 and the related consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the year then ended (including notes thereto and the accounting policies used in connection therewith), all certified by independent certified public accountants, whose reports thereon are included therein (the "Audited Financial Statements"), (ii) the unaudited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries, (B) JLW Scotland and its Subsidiaries, (C) JLW Ireland and its Subsidiaries, (D) the Asia Region Companies and their respective Subsidiaries and (E) the Australasia Region Companies and their respective Subsidiaries in each case as of June 30, 1998 and the related consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the six-month period then ended (collectively the "Interim Financial Statements" (or, in the case of the Companies and the Company Subsidiaries, the "Australasia Interim Financial Statements") and, collectively with the Audited Financial Statements, the "Financial Statements"), (iii) the schedules combining the foregoing balance sheets, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of
(1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries and (3) JLW Ireland and its Subsidiaries and (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries, and
(z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case as of December 31, 1997 (the "JLW Combined Year-End Balance Sheet Schedules") and June 30, 1998 (the "JLW Combined Interim Balance Sheet Schedules" and, collectively with the JLW Combined Year-End Balance Sheet Schedules, the "JLW Combined Balance Sheet Schedules") and (iv) the schedules combining the foregoing consolidated or combined (as applicable) profit and loss accounts so as to eliminate or adjust for (A) intercompany activity between or among any one or more of
(1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries, and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case for the year ended December 31, 1997 and the six-month period ended June 30, 1998 (the "JLW Combined Income Statement Schedules" and, collectively with the JLW Combined Balance Sheet Schedules, the "JLW Combined Financial Statement Schedules"). The consolidated or combined (as applicable) financial statements of the Australasia Region Companies and their respective Subsidiaries included in the Financial Statements (including the notes thereto) fairly present in all material respects the consolidated or combined (as applicable) financial condition of the entities referred to therein as of the respective dates and for the respective periods referred to therein (subject, in the case of the financial statements as of and for the six months ended, June 30, 1998, to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with UK GAAP consistently applied. The financial statements referred to in the immediately preceding sentence have been derived from the books and records of the entities referred to therein. Certain notes to the financial statements referred to in such sentence contain reconciliations of net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities from UK GAAP to US GAAP, and such net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities as so reconciled are fairly presented in all material respects as of the respective dates and for the respective periods referred to therein (subject, in the case of any of the same as of, and for the six months ended, June 30, 1998, to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect), in conformity with US GAAP. The JLW Combined Balance Sheet Schedules and the JLW Combined Income Statement Schedules include the appropriate combining adjustments (including the eliminations and adjustments referred to in subclauses (A), (B) and (C) of clauses (iii) and
(iv) of the first sentence of this Section 3.8(a)) which have been properly applied to the historical amounts in the compilation thereof.

           (b) The consolidated or combined (as applicable) financial statements of the Companies and the Company Subsidiaries, included in each case in the Nine-Month Interim Financial Statements to be delivered pursuant to Section 5.7 hereof will fairly present in all material respects the consolidated or combined (as applicable) financial condition of the entities referred to therein as of the respective dates and for the respective periods referred to therein (subject to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with UK GAAP consistently applied. The Nine-Month Interim Financial Statements will be derived from the books and records of the entities referred to therein. Certain notes to the Nine-Month Interim Financial Statements will contain reconciliations of net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities from UK GAAP to US GAAP, and such net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities as so reconciled will be fairly presented in all material respects as of the date and for the period referred to therein (subject to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with US GAAP. The JLW Combined 9/30 Balance Sheet Schedules and the JLW Combined 9/30 Income Statement Schedules to be delivered pursuant to Section 5.7 hereof will include the appropriate combining adjustments (including the eliminations and adjustments referred to in clauses (A), (B) and (C) in the definitions of JLW Combined 9/30 Balance Sheet Schedules and JLW Combined 9/30 Income Statement Schedules) which will be properly applied to the historical amounts in the compilation thereof.

           (c) To the knowledge of each Seller, Company and Company Subsidiary, the accounting books and records of each Company and Company Subsidiary (i) are correct and complete in all material respects (after taking into account adjustments made in the ordinary course of business consistent with past practice necessary to produce the applicable accounts); (ii) are properly maintained in all material respects (in relation to each such entity) in a manner consistent with past practice; and (iii) have recorded therein all the properties, assets and liabilities of such entity required to be so recorded under applicable generally accepted accounting standards.

     Section 3.9 No Undisclosed Liabilities. There are no Liabilities of any Company or Company Subsidiary of any kind whatsoever and no Management Shareholder, Seller, Company or Company Subsidiary knows of any valid basis for the assertion of any such Liabilities, and no existing condition, situation or set of circumstances exists which could reasonably be expected to result in a Liability, other than:

           (a) Liabilities adequately and expressly reflected and reserved for in the Australasia Interim Financial Statements;

           (b) Liabilities incurred in the ordinary and usual course of business consistent with past practice since June 30, 1998;

           (c) Liabilities set forth in Section 3.9(c) of the Company Disclosure Schedule;

           (d) Liabilities disclosed in other sections of the Company Disclosure Schedule in respect of representations and warranties set forth in other sections of this Article III or not required to be disclosed in other sections of the Company Disclosure Schedule by reason of materiality or other specifically identified exceptions or exclusions set forth in such representations and warranties;

           (e) Liabilities arising under (x) Contracts or Licenses listed or disclosed in other sections of the Company Disclosure Schedule in respect of representations or warranties set forth in other sections of this Article III or (y) Contracts or Licenses not required to be listed or described in other sections of the Company Disclosure Schedule in respect of such representations and warranties by reason of materiality or other specifically identified exceptions or exclusions set forth therein (other than Liabilities arising out of breaches or violations of such Contracts or Licenses); and

           (f) other Liabilities which, in any individual case, do not exceed US$500,000.

     Section 3.10 Absence of Certain Changes. Except as and to the extent set forth in Section 3.10 of the Company Disclosure Schedule, since June 30, 1998, (a) each Company and Company Subsidiary has conducted its businesses only in the ordinary and usual course of business consistent with past practice and (b) (i) no individual or cumulative material adverse change in the business, properties, assets, liabilities, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole, has occurred, (ii) no individual or cumulative event or development has occurred that is reasonably expected in the reasonable opinion of JLW Australia to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole, and (iii) no Company or Company Subsidiary has taken, or permitted to be taken, any action that, if taken or permitted to be taken during the period from the date of this Agreement through the Closing Date without the consent of Parent, would constitute a breach of
Section 5.1 hereof.

     Section 3.11 Real Property.

           (a) Owned Real Property. No Company or Company Subsidiary owns any real property.

           (b) Real Property Leases. Section 3.11 of the Company Disclosure Schedule contains a complete and correct list of all real property leased (the "Leased Real Property") by any Company or Company Subsidiary setting forth the address, landlord and tenant for each such lease (collectively, the "Real Property Leases"). The Sellers have delivered to Parent correct and complete copies of the Real Property Leases (including any amendments, modifications or supplements thereto). Each Real Property Lease is in full force and effect. No Company, Company Subsidiary or, to the Knowledge of each Seller, Company and Company Subsidiary, any other party is in default, violation or breach in any respect under any covenant in any Real Property Lease, and no event has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute such a default, violation or breach in any respect under any covenant in any Real Property Lease nor has any such default, violation or breach been waived or acquiesced in, which default, breach or violation in any such case would reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.11 of the Company Disclosure Schedule, no Company or Company Subsidiary has sublet to any third party any portion of property covered by the Real Property Leases.

     Section 3.12 Intangible Property Rights. (a) Section 3.12(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Patents and Trademark and Copyright registrations and applications, each as owned by any Company or Company Subsidiary.

           (b) Section 3.12(b) of the Company Disclosure Schedule identifies all commercially significant license agreements relating to Intangible Property Rights (excluding shrink wrap licenses and other Licenses relating to commercially-available software) to which any Company or Company Subsidiary is a party (the "Scheduled Agreements"). Except as indicated in Section 3.12(b) of the Company Disclosure Schedule, a true and complete copy of each Scheduled Agreement (together with all amendments thereto) has been provided to Parent. Each Scheduled Agreement between any Company, or Company Subsidiary and any Person or Persons other than: (i) any other Company, or Company Subsidiary or any Affiliate of any thereof,
(ii) any Europe/USA Region Company, or any Subsidiary thereof, or any Affiliate of any thereof, or (iii) any Asia Region Company, or any Subsidiary thereof, or Affiliate of any thereof (each a "Third Party Scheduled Agreement") is a legal, valid, binding and enforceable obligation of the Company or Company Subsidiary which is/are a party or parties thereto and, to the Knowledge of each Seller, Company and Company Subsidiary, the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar Laws affecting creditors generally and by the availability of equitable remedies. Except as indicated in Section 3.12(b) of the Company Disclosure Schedule, no Company, Company Subsidiary or, to the Knowledge of each Seller, Company and Company Subsidiary, any other party, is in default, violation or breach in any material respect under any Third Party Scheduled Agreement and no event has occurred and is continuing that constitutes or with notice or the passage of time would constitute, such a default, violation or breach in any material respect under any Third Party Scheduled Agreement.

           (c) Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, the Companies and Company Subsidiaries, together with the JLW Partnerships (as defined in the Europe/USA Region Agreement), the Europe/USA Region Companies and the Subsidiaries thereof, the Asia Region Companies and the Subsidiaries thereof on a collective basis own or have the valid right to use and (except in the case of the JLW Partnerships) will, as of the Integration Completion Date (after giving effect to the Integration), own or have the valid right to use (i) the trademark (or service mark) "Jones Lang Wootton" in connection with the real estate agency, management and advisory business in the following countries:
Australia, France, Germany, Hong Kong, the Netherlands, Ireland, Singapore, the United Kingdom and the United States of America (the "Designated Countries"), (ii) the property management software program known as "Credo," developed internally by JLW entities for JLW England, and (iii) to the Knowledge of each Seller, Company or Company Subsidiary, any other Intangible Property Rights used in the conduct of their businesses as of the date hereof and (except in the case of the JLW Partnerships) thereof. Except as set forth on Schedule 3.12(c) of the Company Disclosure Schedule, no Company or Company Subsidiary has granted any mortgages, pledges, security interests, liens, charges or options to acquire (collectively, "Interests") in any Intangible Property Rights owned by it or in its rights under any License of Intangible Property Rights to which it is a party or has Knowledge of any Interests granted therein by any predecessor-in-interest which are still effective. Except as set forth in Section 3.12(a) of the Company Disclosure Schedule, no registration or application listed in Section 3.12(a) of the Company Disclosure Schedule (i) has been cancelled, abandoned or has expired, (ii) is the subject of any existing or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened opposition, interference, cancellation or other proceeding before any Authority, in each case, as to which any Company or Company Subsidiary has received written notice, and (iii) is, as of the date hereof, standing in the record ownership of the entity listed as record owner on Section 3.12(a) of the Company Disclosure Schedule. Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, each trademark or service mark registration listed in Section 3.12(a) of the Company Disclosure Schedule for the trademark (or service mark) "Jones Lang Wootton" insofar as the same relates to the use thereof in connection with the real estate agency, management and advisory business in the Designated Countries, is valid as of the date hereof and will, as of the Integration Completion Date (after giving effect to the Integration), be valid; provided, however, that for the avoidance of doubt, this representation and warranty shall not extend to the "globe logo device" whether used alone, in connection with "Jones Lang Wootton," "JLW" or otherwise.

           (d) Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company
Subsidiary: (i) the operation of the businesses currently conducted by the Companies and Company Subsidiaries does not infringe upon, or make unauthorized use of, any Intangible Property Right of any third party (i.e., any Person or Persons other than the Companies, Company Subsidiaries, JLW Partnerships, Asia Region Companies, Australasia Region Companies or Subsidiaries or Affiliates of any thereof; provided, that such Affiliates shall be Affiliates of Parent immediately following the Closing) and (ii) there are no material unasserted claims for past infringement or past unauthorized use by any Company or any Company Subsidiary of any third parties' (as defined above) Intangible Property Rights during the past three (3) years. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, there are no claims as to which any Company or Company Subsidiary has received written notice pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened against any Company or Company Subsidiary in respect of infringement or unauthorized use by any of them of any third parties' (as defined above) Intangible Property Rights. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company Subsidiary, no third party (as defined above) is infringing upon, or making unauthorized use of, any Intangible Property Rights owned by any Company or Company Subsidiary. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, no claims alleging infringement or unauthorized use by third parties (as so defined) of Intangible Property Rights owned or used by any Company or Company Subsidiary have been made in writing by any Company or Company Subsidiary within the past three (3) years. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, there is no action, suit, or arbitration as to which any Company or Company Subsidiary has received written notice pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened against any Company or Company Subsidiary which relates to Intangible Property Rights owned or used by any Company or Company Subsidiary or to any Scheduled Agreement.

           (e) Except as set forth in Section 3.12(e) of the Company Disclosure Schedule, the operations of each Company and Company Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority having jurisdiction over any Company or Company Subsidiary, or any of their respective properties, assets or business, which relate to data protection including, but not limited to, the Data Protection Act of 1984 and the Data Protection Act of 1988 and, to the Knowledge of any Seller, Company or Company Subsidiary, which relate to Intangible Property, except for such matters as would not individually or in the aggregate, have a Company Material Adverse Effect.

           (f) Except as set forth in Section 3.12(f) of the Company Disclosure Schedule, there are no settlements, judgments, decrees, or orders currently in force, which restrict, in any material respect, any Company's or Company Subsidiary's rights to use any of the Intangible Property Rights owned by any Company or Company Subsidiary.

           (g) No Consents from any Authority or any party to a Scheduled Agreement are necessary for execution and delivery of this Agreement, the other Operative Agreements or the Integration Agreements by any Company or the consummation by any Company of the transactions contemplated hereby and thereby.

           (h) Except as set forth in Section 3.12(h) of the Company Disclosure Schedule, no current or former director, officer or, to the Knowledge of any Company or Company Subsidiary, any current or former employee of any Company or Company Subsidiary will, after giving effect to the Integration, including any Post-Closing Integration Actions, own or have any rights in or to any Intangible Property Right owned or used by any Company or Company Subsidiary in the ordinary course of its business.

           (i)   This Section 3.12 and Sections 3.5, 3.6, 3.8, 3.26, 3.27
and 3.28 contain the exclusive representations and warranties of the Sellers, Companies and Management Shareholders concerning Intangible Property Rights and Licenses relating thereto.

     Section 3.13 Certain Contracts. (a) Section 3.13(a) of the Company Disclosure Schedule lists all material Contracts to which any Company or Company Subsidiary is a party or by which it or any of its properties or assets may be bound or affected ("Listed Agreements"), which list includes each of the following types of Contracts (whether or not material): (i) all property management contracts that contributed US$250,000 or more during the year ended December 31, 1997 or would reasonably be expected to contribute US$250,000 or more over the twelve months ending December 31, 1998 to the revenue of the Companies and the Company Subsidiaries; (ii) all investment advisory contracts that contributed US$250,000 or more during the year ended December 31, 1997 or would reasonably be expected to contribute US$250,000 or more over the 12 months ending December 31, 1998 to the revenue of the Companies and the Company Subsidiaries; (iii) all personal property leases where the rent exceeded US$100,000 during the year ended December 31, 1997 or would reasonably be expected to exceed US$250,000 over the term of the lease; (iv) all employment or other compensation based contracts (including, without limitation, non-competition, severance or indemnification agreements) which are currently in effect or, upon Closing, will be in effect (in which event the contract being replaced thereby need not be so listed; provided that no Company or Company Subsidiary would have any Liability thereunder) for which any Company or Company Subsidiary has or will have, as applicable, any continuing obligations with (A) any current or former officer or director of any Company or Company Subsidiary (or any company which is controlled by any such individual) other than any Designated JLW Shareholder, and (B) any other employee of any of the same whose annualized salary, bonus and other benefits exceeds US$100,000 per annum (other than any Designated JLW Shareholder) and (v) any contract of employment to be entered into by any Company or Company Subsidiary with any Designated JLW Shareholder, (vi) all consulting Contracts requiring the payment in excess of US$100,000 per annum or US$100,000 over the 12 months ending December 31, 1998; (vii) union, guild, industrial agreements and registered and unregistered enterprise agreements relating to, and any employee handbook for, employees of any Company or Company Subsidiary; (viii) instruments for borrowed money (including, without limitation, any indentures, guarantees, loan agreements, sale and leaseback agreements, or purchase money obligations incurred in connection with the acquisition of property), involving more than $100,000; (ix) agreements for acquisitions or dispositions (by merger, purchase or sale of assets or stock or otherwise) of material assets, as to which any Company or Company Subsidiary has continuing obligations or rights; (x) joint venture or partnership agreements; (xi) any Contract containing provisions that specifically provide circumstances pursuant to which any Company or Company Subsidiary may be required to return fees paid under such Contract (other than as a result of breach or non-performance under such Contract), which Liability could be expected to exceed US$100,000; (xii) guarantees, suretyships, indemnification and contribution agreements; and (xiii) Contracts for employment of any broker or finder in connection with the transactions contemplated by this Agreement or the Other Purchase Agreements or for any brokerage fees or commissions or finders' fees or for any financial advisory or consulting fees in connection therewith. Except as indicated in Section 3.13(a) of the Company Disclosure Schedule, a true and complete copy of each Listed Agreement (together with all amendments thereto) has been provided to Parent. Except as set forth in Section 3.13 of the Company Disclosure Schedule each Listed Agreement is a legal, valid, binding and enforceable obligation of the Company or Company Subsidiary which is a party thereto and, to the Knowledge of each Seller, Company or Company Subsidiary, the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar Laws affecting creditors generally and by the availability of equitable remedies. Except as set forth in Section 3.13(a) of the Company Disclosure Schedule, no Company, Company Subsidiary or, to the Knowledge of each Seller, Company or Company Subsidiary, any other party, is in default, violation or breach in any respect under any Listed Agreement, and no event has occurred and is continuing that constitutes or with notice or the passage of time would constitute, such a default, violation or breach in any respect under any Listed Agreement, other than, in each case such defaults, violations or breaches which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

           (b) Except as set forth in Section 3.13(b) of the Company Disclosure Schedule, no Contract or License restricts, in any material (in relation to each such entity) respect, the ability of any Company or Company Subsidiary to own, possess or use its assets or conduct its operations in any geographic area.

     Section 3.14 Licenses and Other Authorizations. Except as set forth in Section 3.14 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries have received all Licenses of any Authority material to the ownership or leasing of their respective properties and to the conduct of the JLW Businesses as currently conducted. Except as disclosed in Section 3.14 of the Company Disclosure Schedule, all such Licenses are valid and in full force and effect. The Companies and the Company Subsidiaries are operating in compliance with the conditions and requirements of such Licenses and, except as disclosed in Section 3.14 of the Company Disclosure Schedule, no proceeding is pending or, to the Knowledge of any Seller, Company or Company Subsidiary, threatened, seeking the revocation or limitation of any such Licenses. Assuming the related Consents set forth in Section 3.6 or 3.7 of the Company Disclosure Schedule have been obtained prior to the Closing Date, to the extent that any transfers of such Licenses are provided for as part of the transactions contemplated by this Agreement, such transfers will be permitted, and none of such Licenses will be terminated or impaired or become terminable as a result of the transactions contemplated hereby or by the Other Operative Agreements or the Integration Agreements.

     Section 3.15 Year 2000 and Euro Compliance. The Companies have instituted a plan to test whether the Computer Systems owned by or licensed to any Company or Company Subsidiary will be Year 2000 Compliant. To the Knowledge of each Seller, Company or Company Subsidiary, the sum of (i) the direct costs (excluding any costs that would be incurred in the ordinary course of business absent the need to become Year 2000 Compliant or Euro Compliant) of making the Computer Systems owned by or leased to any JLW Partnership, Europe/USA Region Company, Australasia Region Company or Asia Region Company, or any of their respective Subsidiaries (but, for the avoidance of doubt, excluding any Computer Systems that are owned by or leased to the owners of or tenants located in, any Managed Properties) to become Year 2000 Compliant and, in the case of any JLW Partnership or Europe/USA Region Company, or any of their respective Subsidiaries, Euro Compliant and (ii) any payments, individually or in the aggregate, under the indemnification obligation to the Australia and New Zealand Banking Group for Year 2000 problems pursuant to clause 23.5 of the Service Provider Agreement for the Provision of Property Services dated May 5, 1998 between the Australia and New Zealand Banking Group, JLW Australia and P&O Australia Limited, or under any guarantee thereof, by any Australasia Region Company or Subsidiary thereof, are not reasonably expected to exceed in the aggregate the amount set forth in Section 3.15 of the Company Disclosure Schedule. "Computer Systems" means, with respect to any Person, the computer software, firmware, hardware (whether general or special purpose), and other similar or related items of automated, computerized or software system(s) that are owned by or licensed to such Person. "Year 2000 Compliant" means, with respect to any Computer Systems, the ability of such Computer Systems (to the extent reasonably necessary in the ordinary work of business) to process data, without material impairment as to performance, involving dates prior to, during or after the year 2000.
"Euro Compliant" means, with respect to any Computer Systems, the ability of such Computer Systems (to the extent reasonably necessary in the ordinary work of business) to process data, without material impairment as to performance, involving the single European currency (including without limitation complying with the conversion and rounding rules set forth in Council Regulation 11/03/97 upon the advent of the European Monetary Union).


     Section 3.16 Clients. Section 3.16(a) of the Company Disclosure Schedule sets forth (a) on a country-by-country basis, the names of the ten largest clients, as measured by combined revenue ("significant clients"), of the Companies and Company Subsidiaries during the 12-month period ended December 31, 1997 or during the 6-month period ending on June 30, 1998 and
(b) the aggregate amount for which each significant client (as so defined) was invoiced during such period on a combined basis. Except as set forth in Section 3.16(b) of the Company Disclosure Schedule, no significant client (as so defined) (i) has ceased, or indicated to any Company or Company Subsidiary that it shall cease, to use the services of any Company or Company Subsidiary, (ii) has substantially reduced or indicated to any Company or Company Subsidiary that it shall substantially reduce, the use of the services of any Company or Company Subsidiary or (iii) has sought, or is seeking, to renegotiate the terms of any Contract under which any Company or Company Subsidiary is providing services to such significant client, including in each case after the consummation of the transactions contemplated hereby and by the other Operative Agreements. Except as disclosed in Section 3.16(b) to the Company Disclosure Schedule, to the Knowledge of each Seller, Company or Company Subsidiary, no significant client (as so defined) has otherwise threatened to take any action described in the preceding sentence as a result of the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement.

     Section 3.17 Operation of the Businesses.  Except as set forth in
Section 3.17 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries have, and after Closing, the Companies and Company Subsidiaries will have, all rights, properties and assets, real, personal and mixed, tangible and intangible relating to or used or held for use in the conduct of the businesses conducted by the Companies and Company Subsidiaries (the "Assets") during the past 12 months (except inventory sold, cash disposed of, accounts receivable collected, prepaid expenses realized, contracts partially or fully performed, and properties or assets replaced by equivalent or superior properties or assets (in each case in the ordinary and usual course of business). To the Knowledge of each Seller, Company or Company Subsidiary, all of the Assets are reasonably adequate for the purposes for which they are currently used or held for use.

     Section 3.18 Insurance. Section 3.18 of the Company Disclosure Schedule contains (i) an accurate and complete list of all material policies of property, fire, liability, worker's compensation and other forms of insurance owned or held by each Company or Company Subsidiary, and
(ii) an accurate and complete list of each claim in excess of US$100,000 relating to such policies made during the last 24 months. To the Knowledge of each Seller, Company or Company Subsidiary, such policies provide adequate insurance coverage consistent with industry practice for the assets and operations of the Companies and Company Subsidiaries. All such policies are in full force and effect, and all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies shall not terminate or lapse prior to or on the Closing Date by reason of, the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement. Section 3.18 of the Company Disclosure Schedule sets forth a list of third party risks which are insured by a Company or Company Subsidiary and a list of any claims made against or paid by the Companies or Company Subsidiaries.

     Section 3.19 Labor Relations.  Except to the extent set forth in
Section 3.19 of the Company Disclosure Schedule: (a) no Company or Company Subsidiary is a party to any award, enterprise, other Contracts, written work rules or practices agreed to with any union, labor organization, employee association, works council or body of employee representatives;
(b) there is no unfair labor practice charge or complaint against any Company or Company Subsidiary pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened before the National Labor Relations Board or any similar foreign Authority, including, without limitation, the Australian Industrial Relations Commission, which in either case would reasonably be expected to have a Company Material Adverse Effect; and (c) there is no labor strike, dispute, slowdown, lockout or stoppage pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened against or affecting any Company or Company Subsidiary which would reasonably be expected to have a Company Material Adverse Effect.

     Section 3.20 Employee Benefit Matters. (a) Section 3.20(a) of the Company Disclosure Schedule sets forth a true and complete list of each Plan, whether formal or informal, written or oral. Except to the extent set forth in Section 3.20(a) of the Company Disclosure Schedule: (i) each Plan required to be filed or registered with or approved by any applicable governmental or regulatory body or authority has been so filed, registered or approved and has been maintained in good standing with such body or authority, and each such Plan is now and has always been operated in full compliance in all material respects with all applicable laws and regulations; (ii) no Plan is subject to the provisions of ERISA; (iii) the fair market value of the assets of each funded Plan, the liability of each insurer for any Plan funded through insurance or the book reserve established for any Plan together with any contributions accruing on or before the Closing Date, in each case as shall be reflected in the books and records of such Company or such Company Subsidiary sponsoring such Plan, are or will be sufficient, on a combined basis, to procure or provide for the benefits determined on an ongoing basis accrued to the Closing Date payable to all current and former participants of such Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Plan; and (iv) full payment has been made or will be made, in accordance with applicable law and the provisions of each Plan, of all amounts which any Company or Company Subsidiary is required to pay on or prior to the Closing Date under the terms of each Plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by such Company or such Company Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of such Company or such Company Subsidiary.

           (b) Except to the extent set forth in Section 3.20(b) of the Company Disclosure Schedule, (i) with respect to each Plan, each Company or Company Subsidiary has heretofore delivered to Parent true and complete copies of each of the following documents: (A) a copy of such Plan (including all amendments thereto), (B) a copy of the annual report (which shall include non-discrimination tests, where applicable), if required under applicable Law, with respect to each such Plan for the two most recently completed plan years, (C) a copy of the actuarial report, if required under applicable Law, with respect to each such Plan for the three most recently completed plan years, (D) a copy of the most recent "summary plan description," together with each "summary of material modifications," given to members or otherwise required under applicable Law with respect to each Plan, (E) if the Plan is funded through a trust or any third-party funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, and
(F) the most recent letter, certification or other document, if any, received from any applicable governmental or regulatory body or authority evidencing the registration or exemption from registration and/or approval of any Plan required to be so registered (or possess a certificate of exemption) or approved; (ii) there are no pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened or anticipated material claims by, on behalf of or against any of the Plans, and no material litigation or administrative or other proceeding has occurred or, to the Knowledge of each Seller, Company and Company Subsidiary, is threatened involving any Plan, and (iii) the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement shall not, either alone or in combination with another event, except as set forth in Section 3.20(b) of the Company Disclosure Schedule, (A) accelerate the time of payment or vesting or increase the amount of compensation due any employee or officer of any Company or Company Subsidiary or (B) entitle any current or former employee or officer of any Company or Company Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement.

           (c)   Australian Superannuation Funds.

                 (i) Definitions. In this Section 3.20(c), unless the contrary intention appears, complying superannuation fund and year of income have the same meaning as they have in the Superannuation Industry (Supervision) Act 1993 ("Superannuation Act") or the regulations made under the Superannuation Act.

                 (ii) No Agreements. No Company or Company Subsidiary is a party to any agreement with any union or industrial organization in respect of superannuation benefits for its employees.

                 (iii) No Funds. Other than the Companies' superannuation fund (the "Companies' Funds"), (A) there are no superannuation, retirement or provident funds or other arrangements providing for any payment to directors, employees or sub-contractors on their retirement or death, or on the occurrence of any permanent or temporary disability in operation by or in relation to any of the Companies or Company Subsidiaries or their directors, employees or sub-contractors; and (B) none of the Companies or Company Subsidiaries contributes to any funds which will provide its directors, employees or sub-contractors or their respective dependants with pensions, annuities or lump sum payments on retirement or earlier, death or otherwise.

                 (iv) Companies' Funds. The following applies with respect to Companies' Funds:

                      (A) contributions are paid to the Companies' Funds at intervals not less than monthly and, otherwise than in the ordinary course of administration, there are no outstanding and unpaid contributions on the part of any of the Companies or any of the Company Subsidiaries or any other Person who is required to contribute to the Companies' Funds;

                      (B) contributions to the Companies' Funds satisfy each of the Companies' or any Company Subsidiaries' obligations to make superannuation contributions under relevant industrial agreements and awards;

                      (C) otherwise than in the ordinary course of administration, there are no outstanding and unpaid benefits currently due to any Person under the Companies' Funds;

                      (D) there are no outstanding and unpaid premiums in regard to any policy of insurance relating to the provision of benefits under the Companies' Funds;

                      (E)   each of the Companies and Company
Subsidiaries is entitled to measure its compliance with the requirements of the Superannuation Guarantee (Administration) Act 1992 ("SGA Act") by reference to the earnings base specified in the relevant Companies' Fund trust deed rather than by reference to ordinary time earnings (as defined in the SGA Act) of its directors, employees and sub-contractors;

                      (F) full particulars of the assets (including any policies of insurance) held by the Companies' Funds are included in Section 3.20(c) of the Company Disclosure Schedule;

                      (G) the assets of the Companies' Funds and the past and present rate of contributions by each of the Companies and Company Subsidiaries and by their respective directors, employees or sub-contractors to the Companies' Funds, after making adequate provision for Taxes and expenses of the Companies' Funds, are such as will enable the respective trustees to provide out of the Companies' Funds the benefits to be provided under them;

                      (H) since the date of the notice under section 12 or Section 13 of the Occupational Superannuation Standards Act 1987 or
Section 40 of the Superannuation Industry Act, no Company or Company Subsidiary is aware of any fact or circumstance which would result in the Companies' Funds not being complying superannuation funds in relation to any year of income or part of a year of income;

                      (I)   the latest audited accounts of the Companies'
Funds:

                            (1)   have been prepared in accordance with
the Corporations Law and with generally accepted accounting principles and standards;

                            (2)   show a true and fair view of the
financial position and the assets and liabilities of the Companies' Funds as at the end of the relevant year of income and of the income and expenses of the Companies' Funds for the relevant year of income;

                            (3)   have been prepared on a basis
consistent with the accounting policies applied in the corresponding accounts of the Companies' Funds for the preceding three years of income;

                            (4)   are not affected by any material,
unusual or material non-recurring item;

                            (5)   take account of all material gains and
losses, whether realized or unrealized, arising from foreign currency transactions;

                            (6)   contain adequate provisions for Taxes
for or in respect of the Companies' Funds and the trustees for the period from the date of the last audited accounts up to the Completion Date;

                            (7)   contain provisions adequate to cover,
or full particulars in notes of, all other material liabilities (whether quantified or otherwise) of the Companies' Funds at the end of the relevant year of income; and

                            (8)   disclose all contingent obligations and
contingent liabilities which are material in the aggregate;

                      (J) to the Knowledge of each Seller, Company or Company Subsidiary, no director, employee or subcontractor who is a member of the Companies' Funds has any right or entitlement to have any benefit under the Companies' Funds augmented, increased or accelerated by reason of this Agreement, the other Operative Agreements or any of the transactions contemplated hereby or thereby, or by reason of any other arrangement, agreement or understanding;

                      (K) a list of the names of all Persons who are members of the Companies' Funds has been supplied to Parent and all of those Persons named are directors, employees or sub-contractors of the Companies or Company Subsidiaries and are not directors, employees or sub-contractors of any other Person;

                      (L) the names of the respective trustees have been supplied to Parent and the trustees have been appointed in accordance with the terms of the respective trust deeds of the Companies' Funds and all other legal requirements;

                      (M) to the Knowledge of each Seller, Company or Company Subsidiary:

                            (1)   neither the trustee nor any of the
directors of the trustees have breached any provision of the Superannuation Industry (Supervision) Act 1993 and Regulations which is applicable to the Companies' Funds;

                            (2)   all assets of the Companies' Funds are
held in the name of the trustees of the Companies' Funds; and

                            (3)   the trustees have not entered into and
are not bound by any arrangement, agreement or understanding relating to the assets of the Companies' funds, the provision of administrative or actuarial services or the provision of advice or other services to the trustees other than as set forth in Section 3.20(c) of the Company Disclosure Schedule;

                      (N) all Taxes which have been assessed or imposed upon the Companies' Funds or the trustees of the Companies' Funds and;

                            (1)   which are due and payable have been
paid by the final date for payment by the trustees of the Companies' Funds;
or

                            (2)   which are not yet payable but become
payable prior to the Closing Date will be paid by the due date;

                      (O) all relevant stamp duty has been paid in relation to the trust deeds of the Companies' Funds and amendments, if any, to the trust deeds of the Companies' Funds;

                      (P) a copy of the trust deeds of the Companies' Funds, together with all amendments to date, are included in Section 3.20(c) of the Company Disclosure Schedule;

                      (Q) no claim has been made against the trustee or against any Person whom any of the Companies are or may be liable to indemnify or compensate in respect of any act, event, omission or other matter arising out of or in connection with the Companies' Funds and having made all diligent enquiries, neither the Sellers nor the Companies are aware of any circumstances which may give rise to any such claim;

                      (R) no undertaking or assurance has been given to directors, employees or sub-contractors of any of the Companies or any of the Company Subsidiaries as to the continuance, introduction, increase or improvement of any benefits under the Companies' Funds.

                 (v) Superannuation Guarantee Charge. None of the Companies or any of the Company Subsidiaries will be liable to pay the superannuation guarantee charge in respect of any of its directors, employees or sub-contractors for any contribution period (as defined in the SGA Act) up to the Closing Date.

                 (vi) No liability. Except for the Companies' Funds, none of the Companies or any of the Company Subsidiaries is under any present legal liability or voluntary commitment (whether or not legally binding) to pay to any Person any pension, superannuation, allowance, retirement gratuity or like benefits or any damages of compensation for loss of office or employment or for unfair or wrongful dismissal.

     Section 3.21 Litigation. Except as set forth in Section 3.21 of the Company Disclosure Schedule, there is no Action pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened against or involving any Seller, Company or Company Subsidiary which would reasonably be expected to have a Company Material Adverse Effect, or which questions or challenges the validity of this Agreement, any other Operative Agreement or any Integration Agreement or any action taken or to be taken by any JLW Party pursuant to this Agreement, any other Operative Agreement or any Integration Agreement or in connection with the transactions contemplated hereby and thereby. No Company or Company Subsidiary is subject to any judgment, order or decree entered in any Action which purports to limit in any material respect, or which may have a material adverse effect on, its business practices or its ability to acquire any property or conduct all or any material portion of the businesses conducted by the Companies and the Company Subsidiaries in any locality.

     Section 3.22 Compliance with Law.  (a)  Except as set forth in
Section 3.22(a) of the Company Disclosure Schedule, the operations of each Company and Company Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority, having jurisdiction over any Company or Company Subsidiary, or any of their respective properties, assets or business, including, without limitation, all such Laws and requirements relating to antitrust, fair trading and consumer protection, currency exchange, health, occupational safety, employment practices, wages and hours, pension, insurance, securities and trading-with-the-enemy matters and planning and development, except in each case for such matters as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

           (b) Except as set forth in Section 3.22(b) of the Company Disclosure Schedule, neither any Company or Company Subsidiary, nor any of their respective Affiliates, nor any officer, employee or agent of any thereof, nor any other person acting on their behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder any part of the JLW Businesses (or assist any of such Persons in connection with any actual or proposed transaction relating to any part of the JLW Businesses) (i) which subjected or might have subjected any of such Persons to any damage or penalty in any civil, criminal or governmental litigation or proceeding,
(ii) which if not given in the past, would have had a Company Material Adverse Effect, (iii) which if not continued in the future, would have a Company Material Adverse Effect or subject any of such Persons to suit or penalty in any private or governmental litigation or proceeding or (iv) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

           (c)   To the Knowledge of any Management Shareholder, no
Company or Company Subsidiary is a party to any agreement, arrangement or concerted practice or is carrying on any practice which in whole or in part contravenes or is invalidated by or is required to be registered under any anti-trust, fair trading, consumer protection or analogous legislation in any jurisdiction in which the businesses are carried on or assets are held.

Except as set forth in Section 3.23(c) of the Company Disclosure Schedule, to the Knowledge of any Management Shareholder, no Company or Company Subsidiary has received any formal or informal communications or notification that any proceeding under any applicable anti-trust, fair trading, consumer protection or similar legislation in any jurisdiction have been initiated, nor any such proceedings contemplated by any relevant Authority, nor has any claim been made or threatened alleging any contravention of any such legislation.

     Section 3.23 Taxes. Except as disclosed in Section 3.23 of the Company Disclosure Schedule:

           (a) All Tax Returns required to be filed with respect to each Company, each Company Subsidiary or the affiliated, combined or unitary group of which any Company or any Company Subsidiary is or was a member have been duly and timely filed, except for those returns which individually or in the aggregate, would not have a Company Material Adverse Effect, and all such Tax Returns are true, correct and complete, except for any deficiencies in respect of filed Tax Returns which, individually or in the aggregate, would not have a Company Material Adverse Effect. Each Company and each Company Subsidiary has duly and timely paid all Taxes and other charges that are due with respect to all periods ending on or before June 30, 1998, whether or not shown as due on any Tax Return, except for Taxes which have been reserved for and shown on the Australasia Interim Balance Sheet. There are no Liens with respect to Taxes (except for Liens with respect to real property Taxes not yet due) upon any of the assets of any Company or any Company Subsidiary. No Seller, Company or Company Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing, allocation, indemnity or similar Contract, nor is liable for the Taxes of any other person. Each Company and each Company Subsidiary has established due and sufficient reserves on the Australasia Interim Balance Sheet for the payment of all Taxes in accordance with UK GAAP.

           (b) All Tax deficiencies that have been asserted, proposed or assessed in writing against or with respect to any Company or any Company Subsidiary by any taxing authority have been paid in full or finally settled, and no issue (including with respect to transfer pricing) has been raised in writing by any taxing authority in any examination, audit or other proceeding that, by application of the same or similar principles, reasonably could be expected to result in a material proposed deficiency for any other period not so examined. There are no outstanding Contracts, consents, waivers or arrangements extending the statutory period of limitation applicable to any Tax Return or claim for, or the period for the collection or assessment of, Taxes due from any Company or any Company Subsidiary for any taxable period.

           (c) No Seller Company or Company Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws). Each Seller, each Company and each Company Subsidiary has duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

           (d) No audit or other proceeding by any domestic or foreign court, governmental or regulatory authority, or similar Person is pending or, to the Knowledge of each Company and Company Subsidiary, threatened with respect to any Taxes due from any Company or any Company Subsidiary or any Tax Return filed or required to be filed by or relating to any Company or any Company Subsidiary. No Company or Company Subsidiary shall be required to include any amount in income for any taxable period ending after the Closing Date attributable to a change in method of accounting made within any of the four taxable periods prior to the Closing Date.

           (e) Section 3.23(e) of the Company Disclosure Schedule sets forth the states, political subdivisions thereof and foreign countries in which each Company or Company Subsidiary files or joins in filing any consolidated, unitary, combined or similar Tax Returns (or have such Tax Returns filed on their behalf). No claim has ever been made by an authority in any jurisdiction where any Company or any Company Subsidiary has not filed Tax Returns that they are or may be subject to taxation by that jurisdiction.

           (f) To the Knowledge of each Seller, Company, Company Subsidiary, and Management Shareholder, no Tax imposed on or with respect to the income or liability of any Shareholder is required to be withheld as a result of any of the transfers, including the delivery of the Consideration Shares, the Cash Consideration or any other payment or consideration as a result of or in connection with the consummation of the transactions contemplated by this Agreement and the other Operative Agreements. Except for Taxes which are reserved for and shown in any Final Closing Balance Sheet, no Company or Company Subsidiary shall have liability for (i) Taxes (including, without limitation, withholding Taxes) of any Shareholder or (ii) Taxes attributable to or incurred in connection with the Integration.

           (g) None of the Companies or Company Subsidiaries has made an election for U.S. federal tax purposes to be treated as a partnership or entity other than a corporation.

           (h)   [Intentionally Left Blank]

           (i) Nothing has occurred in respect of any Company or any Company Subsidiary which will cause the disallowance for income tax purposes of the carry forward of losses other than as a result of a transfer of Shares under this Agreement.

           (j) All particulars given to any governmental or regulatory authority in connection with or affecting any application for any ruling, consent or clearance on behalf of any Company or any Company Subsidiary within any of the four taxable periods prior to the Closing Date fully and accurately disclosed all facts and circumstances material for the decision of the authority. Each ruling, consent or clearance is valid and effective. Each transaction for which that ruling, consent or clearance has previously been obtained has been carried into effect in accordance with the terms of the relevant application, ruling, consent or clearance.

           (k)   Each Company and each Company Subsidiary:

                 (i) maintains and has retained for the period required by law, accurate records of franking credits and franking debits (as defined in the 1936 Act) in respect of its current and earlier accounting periods;

                 (ii) has franked to the required amount any dividend it has paid;

                 (iii) has not franked any dividend it has paid to the extent that a franking deficit has or will arise at the end of the succeeding franking year; and

                 (iv) has a franking account surplus at least equal to the balance disclosed on the Closing Date.

           (1) Each Company and each Company Subsidiary maintains and has retained for the period required by law:

                 (i) accurate records of all assets to which Part IIIA of the 1936 Act or Part 3 of the 1997 Act applies or has applied and were acquired since September 19, 1985, other than assets acquired before that date, but deemed to be acquired after that date for taxation purposes pursuant to Section 160ZZS of the 1936 Act; and

                 (ii) without limiting the generality of the foregoing, accurate records of all information relating to those assets as referred to in Section 160ZZU of the 1936 Act and in Division 121 of the 1997 Act.

           (m)   There will be no Tax resulting from the application of
Section 160ZZOA of the 1936 Act or Subdivision 104-J of the 1997 Act (or any statutory re-enactment or replacement of either provision) as a result of the transfer of Shares under this Agreement by reason of Section 160ZZO of the 1936 Act or Subdivision 126-B of the 1997 Act having applied in relation to the disposal of an asset to any Company or any Company Subsidiary.

           (n) All stamp duty and other similar tax payable except for any that is payable by USA Acquisition Sub or Australia Acquisition Sub in respect of every Contract (including an Integration Document) or transaction to which any Company or any Company Subsidiary is or has been a party, or by which any Company or any Company Subsidiary derives, has derived or will derive a substantial benefit, has been duly paid except for stamp duty or other similar taxes which have been reserved for and will be shown on the Final Closing Balance Sheet for the Companies and the Company Subsidiaries. No Contract is unstamped or insufficiently stamped. No event has occurred as a result of which any duty has become payable, from which any Company or any Company Subsidiary may have obtained relief. In particular, but without limitation:

                 (i) No Company or Company Subsidiary has given an undertaking as a condition of or in connection with the granting of corporate reconstruction relief from stamp duty otherwise payable under either:

                      (A)   '137R of the Victorian Stamps Act 1958;

                      (B)   '49C of the Queensland Stamp Act 1894;

                      (C) Part IIIBAAA of the Western Australian Stamp Act 1921; or

                      (D) the stamp duty legislation of any other Australian State or Territory;

(collectively, the "CRR provisions");

                 (ii) No Company or Company Subsidiary will be required to pay any Victorian, Queensland or Western Australian stamp duty or stamp duty in any other Australian State or Territory (including fines, penalties or interest) under the CRR provisions as a consequence of this Agreement being entered into, or any of the transactions contemplated by it occurring.

           (o) No Company or Company Subsidiary has done anything which has or would give rise to any liability to taxation under the Taxation (Unpaid Company Tax) Assessment Act 1982, whether or not liability has been discharged.

           (p) The provisions of Section 160ZZS of the 1936 Act applies to any asset acquired or deemed to have been acquired by JLW Australia or any of its Subsidiaries before September 20, 1985 to deem these assets to have been acquired for market value no later than on December 31, 1990.

           (q) JLW Australia Parent will obtain and make available to Parent all information it may obtain, including valuations, if any, relating to the application of Section 160ZZS of the 1936 Act to JLW Australia no later than the earlier of: (i) 30 days after it has reached a conclusion as to the date upon which that section applies; or (ii) June 30, 1999.

           (r) The following provisions do not apply to alter the Australian capital gains tax cost base of any shares in any Company
Subsidiary: (x) Division 19A of Part IIIA of the Income Tax Assessment Act 1936 (the "1936 Act") and (y) Division 19B of Part III of the 1936 Act or Division 140 of the Income Tax Assessment Act 1997 (the "1997 Act").

           (s) The following goodwill had only a nominal value: (i) the goodwill associated with the business operations which JLW Australia Pty Limited carried on until these business operations were restructured during the 1991 and 1992 years and (ii) the goodwill associated with the business operations of JLW Administration Pty Limited when these operations were ceased during the year ended December 31, 1996.

           (t) No tax is payable as a result of the redemption of preference shares held by JLW Australia Pty Limited in: (i) JLW (NSW) Pty Limited; (ii) JLW (SA) Pty Limited; and (iii) JLW (WA) Pty Limited.

           (u)   The transfer of the minority interest of JLW Australia
Pty Limited in the following entities to other JLW group companies will not give rise to any significant Australian income tax or capital gains tax liability: (a) JLW Transact Limited (Hong Kong), (b) JLW Transact Pty Limited (Singapore), (c) JLW Transact (Thailand) Co. Limited, (d) Jones Lang Wootton Limited (Hong Kong), (e) JLW Property Consultants Pty Limited (Singapore), (f) Benbridge Australia Pty Limited and (g) JLW Transact Limited (New Zealand).

Notwithstanding the foregoing, the representations and warranties contained in this Section 3.23, insofar as they concern the Tax affairs of any Seller, shall be deemed not to exist unless what would (in the absence of this provision) have constituted a breach of one or more of those representations and warranties results in a claim under Section 1.1 of the Escrow Agreement.

     Section 3.24 Environmental Matters. (a) This Section 3.24 and Sections 3.6, 3.8 and 3.26 contain the exclusive representations and warranties concerning any environmental matters, including, but not limited to, concerning any Environmental Laws or Materials of Environmental Concern. Except as set forth in Section 3.24 of the Company Disclosure Schedule, and except for any Action, claim or litigation which could not reasonably be expected to have a Company Material Adverse Effect, no Seller, Company or Company Subsidiary has received written notice of any Action pending, nor to the Knowledge of each Seller, Company or Company Subsidiary, has any Action, claim or litigation been asserted or threatened against any Seller, Company or Company Subsidiary nor, to the Knowledge of each Seller, Company or Company Subsidiary, is any Action, claim or litigation pending or threatened against the properties currently or formerly under management by any Company or Company Subsidiary ("Managed Properties"), nor to the Knowledge of each Seller, Company or Company Subsidiary, are there any circumstances which could reasonably be expected to form the basis for such claim against the Managed Properties, pertaining to: (i) off-site disposal or arranging for disposal or a release of Materials of Environmental Concern; (ii) migration of Materials of Environmental Concern from Managed Properties; (iii) any nuisance or tres-pass emanating from Managed Properties; (iv) violations of any applicable Environmental Laws; (v) releases of Materials of Environmental Concern at or from current or former Managed Properties (including claims for response costs); or (vi) third-party claims for personal injury or property damage arising out of the release of or exposure to Materials of Environmental Concern at or from the Managed Properties.

           (b) Except as set forth in Section 3.24 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries are, and, to the Knowledge of each Seller, Company or Company Subsidiary, the Managed Properties are, in compliance in all respects with applicable Environmental Laws, except for such noncompliance which could not reasonably be expected to have a Company Material Adverse Effect.

           (c) Except as set forth in Section 3.24 of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company Subsidiary, and except for any of the following which could not reasonably be expected to have a Company Material Adverse Effect, (i) there has been no material spill, disposal or release of any Materials of Environmental Concern or substance on, at or from the Managed Properties, except for any such spill, disposal or release that occurred in compliance with applicable Environmental Laws (provided that, for purposes of this Agreement, reporting of a spill, disposal or release does not make an unauthorized spill, disposal or release in compliance with Environmental Laws), (ii) none of the Managed Properties is listed or, has been proposed to be listed under any state, federal or foreign superfund or similar law, (iii) none of the Managed Properties is or was a treatment, storage or disposal facility requiring a permit under any hazardous waste law and (iv) the tenants under its management have occupied their premises at the Managed Properties and operated their businesses at the Managed Properties in compliance, in all material respects, with the Environmental Laws.

           (d) Except as set forth in Section 3.24 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries are not currently paying any fines, settlements, judgments, assessments or remedial costs because of an alleged violation of or liability under any Environmental Law or any past or present release or presence of Materials of Environmental Concern at the Managed Properties, nor, to the Knowledge of each Seller, Company or Company Subsidiary, has any client party to any Contract with any Company or any Company Subsidiary asserted that any Company or Company Subsidiary is liable for any such costs, except for any such fines, settlements, judgments, assessments or remedial costs which could not reasonably be expected to have a Company Material Adverse Effect.

     Section 3.25 Personnel. Section 3.25 of the Company Disclosure Schedule sets forth a list of all employees as of June 30, 1998 of each Company and Company Subsidiary. Such list indicates as to each such employee who is a Shareholder and each other such employee whose current annualized salary, bonus and benefits exceed US$100,000: (a) date of commencement of service and period of continuous employment; (b) job title or brief job description and place of work; (c) any material commitments or arrangements with such employees as to salary or bonuses, if applicable, other than those commitments or arrangements set forth in Section 3.13 of the Company Disclosure Schedule; and (d) as of the date hereof, the names of any such employees who have given or received notice to terminate their employment. Except as disclosed in Section 3.25 of the Company Disclosure Schedule, to the Knowledge of each Seller, Company or Company Subsidiary, since June 30, 1998, no officer, director or employee thereof has given notice or indicated his or her intent to give notice of termination of employment, which termination, together with any such other terminations would be reasonably likely to have a material adverse effect on the Companies and the Company Subsidiaries taken as a whole.

     Section 3.26 Disclosure Documents. None of the information included in the Offering Memorandum or Proxy Statement supplied or to be supplied by any Shareholder, Related JLW Owner, Seller, Company or Company Subsidiary relating to any Shareholder, Related JLW Owner, JLW Seller, Company, Asia Region Company or Europe/USA Region Company, or any of their respective Subsidiaries, including the SCCA or the Integration, for inclusion in the Offering Memorandum and the Proxy Statement, as the case may be, will, in the case of the Offering Memorandum, at the time of mailing to the Shareholders, and, in the case of the Proxy Statement, either at the time of mailing of the Proxy Statement to stockholders of Parent or at the time of the meeting of such stockholders to be held in connection therewith, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 3.27 Integration Matters.  Except as set forth in Section
3.27 of the Company Disclosure Schedule, the Integration, as it relates to the Shareholders, the Related JLW Owners, the Sellers, the Companies and the Company Subsidiaries, will be completed in compliance in all material respects with all applicable Laws and will not result in any material Liability to any of the Companies, the Company Subsidiaries, Parent or Parent's Affiliates. The copies of the Integration Agreements and the Ancillary Documents (as defined in the Integration Plan) heretofore delivered to and approved by Parent by or on behalf of the Shareholders' Representatives are complete and correct copies thereof.

     Section 3.28 Related Party Transactions. Section 3.28 of the Company Disclosure Schedule contains an accurate listing of any current or former directors, officers or key employees of any Company or Company Subsidiary and, to the Knowledge of any Seller, Company or Company Subsidiary, any relatives of any of the foregoing, who is, directly or indirectly, a party to any transaction (other than in respect to compensation or travel expense account reimbursement in the ordinary course of business consistent with past practice) with or has any loan or obligation outstanding to or from any Company or Company Subsidiary (or for which any of them is or may be liable under any guarantee or otherwise). Section 3.28 of the Company Disclosure Schedule sets forth a brief description of each such transaction, including without limitation, any Contract providing for the furnishing of services (other than employment contracts), or the rental of real or personal property from, or otherwise requiring payments to, any such Person or to any relative of any such Person.

     Section 3.29 Securities Laws Matters. Neither any Seller, Company or Company Subsidiary, nor any of their respective Affiliates, nor any Person acting on its or their behalf, (i) has made or will make, directly or indirectly, offers or sales of any security, or has solicited or will solicit offers to buy any security, under circumstances that would require the consent of any Authority under applicable Australian securities laws in connection with the issuance of the Convertible Notes (or the Consideration Shares issuable upon conversion thereof) hereunder, or (ii) has engaged, or will engage, in any "directed selling efforts" (as defined in Regulation S) with respect to the Consideration Shares or the Convertible Notes. The principal amount of each Convertible Note, and therefore the amount payable by JLW Australia Parent and each Shareholder in respect of Consideration Shares issued to or on behalf of JLW Australia Parent and each such Shareholder upon conversion of such Convertible Note, will not be less than A$500,000.

     Section 3.30 Opinion of Financial Advisor. The Sellers have received the opinion of Peter J. Solomon Company Limited, financial advisor to the Sellers, to the effect that, as of the date of this Agreement, the Consideration to be received by the Shareholders and the Other Shareholders under this Agreement and the Other Purchase Agreements is, in the aggregate, fair to such Shareholders and Other Shareholders from a financial point of view.

     Section 3.31 Certain Fees. Except as contemplated by the agreements listed in Section 3.13(a)(xiii) of the Company Disclosure Schedule, no Seller, Company or Company Subsidiary or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees or for any financial advisory or consulting fees, in each case in connection with the transactions contemplated by this Agreement or the other Operative Agreements, including, without limitation, the Integration.


                             ARTICLE IIIA

CERTAIN REPRESENTATIONS, WARRANTIES
AND COVENANTS OF THE SELLERS

           The Sellers, jointly and severally, make the representations and warranties set forth below to the Buyers:

     Section 3.1A Ownership and Sale of Shares. To the extent that any Seller is identified on Annex E hereto as owning Shares of one or more of the Companies, except as set forth in Section 3.1A of the Company Disclosure Schedule, such Seller owns, and will, as of the Closing Date, own, legally and beneficially (or, in the case of a Seller that is a trustee, legally) the Shares identified on Annex E hereto as being owned by such Seller, and such Seller shall sell to US Acquisition Sub or Australia Acquisition Sub, as applicable, at the Closing such Shares together with all rights of any nature whatsoever now or after the date of this Agreement attached or accruing to them, free and clear of all Encumbrances. US Acquisition Sub or Australia Acquisition Sub, as applicable, shall, from and after the Closing, be entitled to exercise all rights attached or accruing to the Shares transferred to it by such Seller, including, without limitation, the right to receive all dividends paid or made on or after the Closing Date (except as otherwise contemplated by this Agreement). Such Seller does not own or have an interest in any other Shares. Upon completion of the Integration, such Seller will have no rights in or to any of the specific assets, properties or rights (other than cash permitted to be distributed or paid in accordance with the Integration Agreements or this Agreement) of or used by any Company or Company Subsidiary. Such Seller has nor right or claim to any payment or consideration (other than cash permitted to be distributed or paid in accordance with the Integration Agreements or this Agreement) from any Company or Company Subsidiary as a result of or in connection with the consummation of the transactions contemplated by this Agreement, the other Operative Agreements and the Integration Agreements.

     Section 3.2A Authorization. (a) If any Seller is a Trustee Seller, such Seller is the lawful and duly appointed trustee of the Applicable Trust, and has full power, authority and legal right under the Applicable Trust Deed and otherwise, to own the Shares that such Trustee Seller, in its capacity as such trustee, now owns and to execute, deliver and perform its obligations under this Agreement, the other Operative Agreements and the Integration Agreements to which such Seller is a party and to consummate the transactions contemplated hereby and thereby. There are no trustees of any Applicable Trust other than the Seller who has entered into this Agreement on behalf of the beneficiaries under the Applicable Trust Deed and such Seller has caused to be delivered to Parent a true, complete, and correct copy of the Applicable Trust Deed or other evidence satisfactory to the Buyers of such Seller's power, authority and legal right referred to above. Except as set forth in Section 3.1A of the Company Disclosure Schedule, each Seller has taken all action necessary to authorize and approve the execution and the delivery by such Seller of this Agreement, the other Operative Agreements and the Integration Agreement to which such Seller is a party, and no other action on the part of the beneficiaries of the Applicable Trust is required for such Seller to execute and deliver this Agreement, the other Operative Agreements and each Integration Agreement to which such Seller is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement, the other Operative Agreements, and each Integration Agreement to which such Seller is a party, has been duly and validly executed and delivered by such Seller, and constitutes a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding in equity or at law.

           (b) If any Seller is a Corporate Seller, such Seller has all requisite corporate power and authority to own the Shares that such Seller owns, and to execute, deliver and perform its obligations under this Agreement, the other Operative Agreements and each Integration Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. Except as set forth in Section 3.2A of the Company Disclosure Schedule, such Seller has taken all corporate action necessary to authorize and approve the execution and delivery by such Seller of this Agreement, the other Operative Agreements and each Integration Agreement to which it is a party, and no other action on the part of the shareholders of such Seller is required for such Seller to execute and deliver this Agreement, the other Operative Agreements and each Integration Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement, the other Operative Agreements and each Integration Agreement to which such Seller is a party has been duly and validly executed and delivered by such Seller and constitutes a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding at equity or in law.

     Section 3.3A No Violation. Neither the execution and delivery by any Seller of this Agreement, the other Operative Agreements or any Integration Agreement to which such Seller is a party nor the consummation by such Seller of the transactions contemplated hereby or thereby shall:
(i) violate or be in conflict with any provision of the certificate of incorporation and bylaws or memorandum or articles of association (or similar organizational documents), as applicable, of such Seller (or, in the case of a Trustee Seller, the Applicable Trust Deed); (ii) violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any debt, Contract, instrument or other obligation to which such Seller is a party or by which its assets are bound or affected, or result in the creation or imposition of any Lien upon any property or assets (including any Encumbrance upon any Shares) of such Seller (or, in the case of a Trustee Seller, of the Applicable Trust); or
(iii) violate any applicable Law of any Authority; except, in the case of clause (ii) or (iii) above, for any of the same that, individually or in the aggregate, would not materially impair the ability of such Seller to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

     Section 3.4A     Consents and Approvals.  Except as set forth in
Section 3.4A, 3.6 or 3.7 of the Company Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery by any Seller of this Agreement, the other Operative Agreements or the Integration Agreements to which such Seller is a party or the consummation by such Seller of the transactions contemplated hereby or thereby, except for compliance with the Required Regulatory Approvals, and except for such other Consents as to which the failure to obtain, individually or in the aggregate, would not impair the ability of such Seller to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.
     Section 3.5A Investment Matters. (a) Each Seller is resident in the jurisdiction of its incorporation or formation.

           (b) Each Seller agrees not to engage in any hedging transactions with regard to the Convertible Notes (and the Consideration Shares issuable upon conversion thereof) unless in compliance with the Securities Act.

           (c) Each Seller acknowledges and agrees that the Convertible Notes (and the Consideration Shares issuable upon conversion thereof) being offered and sold to it are being offered and sold in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that Parent is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Seller set forth herein in order to determine the applicability of such exemptions and the suitability of such Seller to acquire the Convertible Notes (and the Consideration Shares issuable upon conversion thereof).

           (d) Each Seller has received and has had an opportunity to carefully review Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Parent's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998, Parent's 1997 Annual Report to Stockholders and proxy statement dated March 31, 1998 and Parent's Current Report on Form 8-K dated September 3, 1998, and the Seller has had a reasonable opportunity to ask questions of and receive answers from Parent concerning Parent, and to obtain any additional information reasonably necessary to verify the accuracy of the information furnished to the Seller concerning Parent and all such questions, if any, have been answered to the full satisfaction of Seller.

           (e) Each Seller acknowledges that no representations or warranties have been made to it by Parent or any agent, employee or Affiliate of Parent other than those contained in this Agreement, and in entering into this transaction such Seller is not relying upon any information, other than that referred to in the foregoing paragraph, contained in this Agreement and the other Operative Agreements, and the results of independent investigations by such Seller and its representatives; provided, that each Seller acknowledges and agrees that the only representations or warranties that Parent has made with respect to such information are as set forth in Sections 4.7 of this Agreement.

     Section 3.6A  Regulation S.
           (a) Each Seller acknowledges that each certificate representing the Convertible Notes delivered to or on behalf of such Seller and, if the Conversion Right is exercised, each certificate representing Consideration Shares delivered to or on behalf of such Seller shall include the following legend:

     THE [NOTE] [SHARES] REPRESENTED BY THIS CERTIFICATE (THE ['NOTE']['SHARES']) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. [THE SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE WITHOUT THE PRIOR WRITTEN CONSENT OF [JLLINT, INC.] [LPI (AUSTRALIA) HOLDINGS PTY LIMITED] (["US ACQUISITION SUB"] ["AUSTRALIA ACQUISITION SUB"]) IS PROHIBITED.] BY THE ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT SUCH HOLDER IS NOT A U.S. PERSON AND IS ACQUIRING THE [NOTE] [SHARES] IN AN OFFSHORE TRANSACTION, (2) AGREES THAT SUCH HOLDER WILL NOT RESELL OR OTHERWISE TRANSFER THE [NOTE] [SHARES] EXCEPT (A) TO JONESLANG LASALLE INCORPORATED (THE 'COMPANY') OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES, TO A TRANSFEREE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SHARES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (D) OUTSIDE THE UNITED STATES, IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULES 903, 904 AND 905 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT (IF AVAILABLE) AND (3) AGREES THAT SUCH HOLDER WILL GIVE EACH PERSON TO WHOM THE [NOTE] [SHARES] ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE [NOTE] [SHARES] PURSUANT TO CLAUSES (C), (E) OR (F) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS 'OFFSHORE TRANSACTION,' 'UNITED STATES' AND 'U.S. PERSON' HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE ACT.

           (b) Each Seller acknowledges that any certificate representing Consideration Shares issuable upon such conversion shall also include the following legend:

           IN ADDITION, THE SHARES ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDER AGREEMENT, DATED AS OF OCTOBER 21, 1998, BY AND BETWEEN THE COMPANY AND THE PERSON WHOSE NAME APPEARS ON THE REVERSE HEREOF, AND AN INDEMNITY AND ESCROW AGREEMENT, DATED AS OF OCTOBER 21, 1998, BY AND AMONG THE COMPANY, THE PERSON WHOSE NAME APPEARS ON THE REVERSE HEREOF AND THE OTHER PARTIES NAMED THEREIN, WHICH INCLUDE, WITHOUT LIMITATION, VARIOUS ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SHARES AND THE GRANTING OF CERTAIN VOTING RIGHTS, A COPY OF WHICH WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT CHARGE.

           (c) Each Seller understands that the Convertible Notes (and the Consideration Shares issuable upon conversion thereof) are being issued in reliance on Regulation S and have not been registered under the Securities Act or with any securities regulatory authority of any state of the United States or other jurisdiction and, therefore, that such Convertible Notes (and the Consideration Shares issuable upon conversion thereof, or any securities issued in exchange therefor or in substitution thereof) cannot be resold in the absence of such registration, except pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

           (d) The transfer of the Convertible Notes by any Seller to the related Shareholders will be made only in accordance with the applicable provisions of Rule 903, 904 or 905 under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

           (e) Each Seller is, and any Person for whose account it is acquiring Convertible Notes (and the Consideration Shares issuable upon conversion thereof) is, outside the "United States" (as defined under Regulation S), and this Agreement and each of the Other Operative Agreements was executed, and the investment decision to enter into this Agreement was made, outside the United States.

           (f) No Seller is in the business of buying and selling securities.

           (g) No Seller, nor any of its Affiliates, nor anyone acting on behalf of any of the foregoing has engaged in, and during the Restricted Period will not engage in, any "directed selling efforts" (as defined under Regulation S) with respect to any Convertible Notes (or the Consideration Shares issuable upon conversion thereof).


                              ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF PARENT,
           US ACQUISITION SUB AND AUSTRALIA ACQUISITION SUB

           Parent, US Acquisition Sub and Australia Acquisition Sub, jointly and severally, hereby represent and warrant to each of the JLW Parties that:

     Section 4.1 Corporate Organization.    Parent is a corporation duly
organized, validly existing and in good standing under the laws of the State of Maryland. Parent (i) has all requisite corporate power and authority to carry on its businesses as they are now being conducted by it and to own the properties and assets it now owns; and (ii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not be reasonably expected to have a Parent Material Adverse Effect. True and complete copies of the Articles of Incorporation of Parent ("Parent Articles of Incorporation") and the Amended and Restated Bylaws of Parent ("Parent Bylaws"), as presently in effect, are attached to
Section 4.1 of the Parent Disclosure Schedule.

     Section 4.2 Capitalization. The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 10,000,000 shares of preferred stock, $.01 par value per share ("Parent Preferred Stock").
As of September 30, 1998, there were outstanding 16,230,358 shares of Parent Common Stock, no shares of Parent Preferred Stock and no shares of Parent Common Stock or Parent Preferred Stock were held in Parent's treasury. In addition, as of September 30, 1998, 2,215,000 shares of Parent Common Stock were reserved or registered for issuance under Parent's Employee Stock Purchase Plan, as amended, 1997 Stock Award and Incentive Plan, as amended, and Stock Compensation Program, as amended (collectively, the "Parent Stock Plans"), and no shares of Parent Common Stock or Parent Preferred Stock were specifically reserved or registered for any other purposes. All of the issued and outstanding shares of Parent Common Stock have been validly issued and are fully paid and non-assessable and free of preemptive rights, and the Consideration Shares will be (when issued as contemplated by this Agreement) validly issued and fully paid and non-assessable and free of pre-emptive rights. Except as set forth in this
Section 4.2, except for the obligation of Parent to issue Consideration Shares and ESOT Shares under this Agreement and to issue Consideration Shares (as defined under the Other Purchase Agreements) and ESOT Shares under the Other Purchase Agreements, and except under the Parent Stock Plans, including upon the exercise of options outstanding as of September 30, 1998 to purchase an aggregate of 1,110,400 shares of Parent Common Stock and any such options issued or granted subsequent to September 30, 1998 ("Parent Options"), as of the date hereof, there are outstanding,
(i) no shares of capital stock or other voting securities of Parent, (ii) no securities of Parent or any Parent Subsidiary convertible into or exchangeable for shares of capital stock or voting securities of Parent and (iii) no options or other rights to acquire from Parent or any Parent Subsidiary, and no obligation of Parent or any Parent Subsidiary to issue, any capital stock or, voting securities of Parent or securities convertible into or exchangeable for capital stock or voting securities of Parent (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Parent Securities"). Other than under the Parent Stock Plans and as set forth in Section 4.2 of the Parent Disclosure Schedule, there are no outstanding obligations of Parent or any Parent Subsidiaries to repurchase, redeem or otherwise acquire any Parent Securities.

     Section 4.3 Subsidiaries and Affiliates.  Except as set forth in
Section 4.3 of the Parent Disclosure Schedule, all the outstanding capital stock or other equity interests of each Parent Significant Subsidiary is owned, directly or indirectly, as of the date hereof by Parent and will be owned, directly or indirectly, as of the Closing Date, by Parent, in each case free and clear of all Encumbrances, and has been validly issued and is fully paid and, to the extent that the concept of assessability of capital stock is potentially applicable, is nonassessable. Each Parent Significant
Subsidiary: (i) is duly organized or incorporated and validly existing (and, if applicable) in good standing under the laws of its jurisdiction of incorporation or formation; (ii) has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not have a Parent Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or similar charter documents, as presently in effect, of each Parent Significant Subsidiary have been previously provided to the JLW Parties. For purposes of this Section 4.3 only, "Parent Significant Subsidiaries" shall be deemed to include US Acquisition Sub and Australia Acquisition Sub.

     Section 4.4 Authorization. (a) Parent has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative Agreements and to carry out the transactions contemplated hereby and thereby. The Board of Parent has taken all corporate action (including all action of the Board) necessary to authorize and approve the execution, delivery and performance of this Agreement and the other Operative Agreements and no other corporate action is required on the part of Parent to authorize the execution, delivery and performance of this Agreement and the other Operative Agreements (including without limitation the issuance of the Convertible Notes and the issuance of Consideration Shares upon conversion of the Convertible Notes or otherwise), subject only to approval of (i) the amendment and restatement of the Parent Articles of Incorporation as described in Section 1.9(a)(i)(A) hereof, (ii) the issuance of the Consideration Shares and
(iii) the amendments to Parent's amended and restated stock incentive plan as described in Section 1.9(a)(i)(C) hereof (collectively, the "Proposed Actions"), in each case by the affirmative vote of the holders of a majority of the shares of Parent Common Stock present in person or represented by proxy at the meeting contemplated by Section 6.5(a) hereof, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Parent, and this Agreement constitutes, and each other Operative Agreement (including without limitation the Convertible Notes), to which Parent is to be a party, when executed and delivered by Parent, will constitute a valid and binding agreement of Parent, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by the availability of equitable remedies.

           (b) Each of US Acquisition Sub and Australia Acquisition Sub has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the other Operative Agreements to which it is a party and to carry out the transactions contemplated hereby and thereby. The board of directors of each of US Acquisition Sub and Australia Acquisition Sub, as applicable, has taken all corporate action necessary to authorize and approve the execution, delivery and performance of this Agreement and the other Operative Agreements to which it is a party and no other corporate action is required on the part of US Acquisition Sub or Australia Acquisition Sub, as applicable to authorize the execution, delivery and performance by it of this Agreement and the other Operative Agreements to which it is a party. This Agreement has been duly and validly executed and delivered by US Acquisition Sub and Australia Acquisition Sub, and this Agreement constitutes, and each other Operative Agreement to which US Acquisition Sub and Australia Acquisition Sub is a party, when executed and delivered by US Acquisition Sub and Australia Acquisition Sub, as applicable, will constitute a valid and binding agreement of US Acquisition Sub and Australia Acquisition Sub, as applicable, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by the availability of equitable remedies.

     Section 4.5 No Violation. Neither the execution and delivery by Parent, US Acquisition Sub or Australia Acquisition Sub of this Agreement nor any other Operative Agreement nor the consummation by Parent, US Acquisition Sub and Australia Acquisition Sub of the transactions contemplated hereby or thereby shall: (i) violate or be in conflict with any provision of the Parent Articles of Incorporation, Parent Bylaws or the certificate of incorporation or bylaws (or similar organizational documents) of any Parent Subsidiary; (ii) except as specified in Section
4.5 or 4.6 of the Parent Disclosure Schedule, violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under any debt, Contract, instrument or other obligation to which Parent or any Parent Subsidiary is a party or by which their respective assets are bound, or result in the creation or imposition of any Lien upon any property or assets of Parent or any Parent Subsidiary; or
(iii) violate any applicable Law of any Authority; except, in the case of clauses (ii) and (iii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect or materially impair the ability of Parent, US Acquisition Sub or Australia Acquisition Sub to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

     Section 4.6 Consents and Approvals.  Except as set forth in Section
4.5 or 4.6 of the Parent Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery of this Agreement or the other Operative Agreements by Parent, US Acquisition Sub or Australia Acquisition Sub or the consummation by Parent, US Acquisition Sub or Australia Acquisition Sub of the transactions contemplated hereby and thereby, except for such Consents as to which the failure to obtain, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect or materially impair the ability of Parent, US Acquisition Sub or Australia Acquisition Sub to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

     Section 4.7 SEC Reports and Financial Statements. Each periodic report, registration statement and definitive proxy statement filed by Parent with the SEC since July 17, 1997 (as such documents have since the time of their filing been amended and each document filed between the date hereof and the Closing, the "Parent SEC Reports"), which include all the documents (other than preliminary material) that Parent was required to file with the SEC since such date, as of their respective dates, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Parent SEC Reports. None of the Parent SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings prior to the date hereof. The financial statements of Parent and its Subsidiaries included in such reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with US GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject in the case of the unaudited statements, to normal, year-end audit adjustments which are not material in amount or effect) the consolidated financial position of Parent and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

     Section 4.8 No Undisclosed Liabilities. There are no Liabilities of Parent or any Parent Subsidiary of any kind whatsoever and Parent knows of no valid basis for the assertion of any such Liabilities, and no existing condition, situation or set of circumstances exists which could reasonably be expected to result in a Liability, other than:

           (a) Liabilities adequately and expressly reflected and reserved for on the unaudited consolidated balance sheet of Parent and the Parent Subsidiaries as of June 30, 1998 (including the notes thereto) contained in the Parent SEC Reports (the "Parent Interim Balance Sheet");

           (b) Liabilities incurred in the ordinary and usual course of business consistent with past practice since June 30, 1998;

           (c) Liabilities set forth in Section 4.8(c) of the Parent Disclosure Schedule; and

           (d) Liabilities which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

     Section 4.9 Absence of Certain Changes or Events. Except as and to the extent disclosed in the Parent SEC Reports and as and to the extent set forth in Section 4.9 of the Parent Disclosure Schedule, since June 30, 1998, (a) Parent and each Parent Subsidiary has conducted its businesses only in the ordinary and usual course of business consistent with past practice and (b) (i) no individual or cumulative material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of Parent and the Parent Subsidiaries, taken as a whole, has occurred; (ii) no individual or cumulative event or development has occurred that is reasonably expected to have a Parent Material Adverse Effect; or (iii) neither Parent nor any Parent Subsidiary has taken, or permitted to be taken, any action that, if taken or permitted to be taken during the period from the date of this Agreement through the Closing Date without the consent of the Sellers' Representatives, would constitute a breach of Section 6.1 hereof. Parent has heretofore delivered to the Sellers a true and correct copy of the Purchase Agreement dated as of August 31, 1998 by and among Parent, a Subsidiary of Parent, Lend Lease Corporation Limited and certain Subsidiaries thereof, together with all related exhibits and schedules (the "Compass Agreement"), and except as set forth in Section 4.9 of the Parent Disclosure Schedule, the transactions contemplated by the Compass Agreement have heretofore been consummated in accordance with the terms of such agreement.

     Section 4.10 Licenses and Other Authorizations.  Parent and the
Parent Subsidiaries have received all Licenses of any Authority material to the ownership or leasing of their respective properties and to the conduct of their respective businesses as currently conducted. Except as disclosed in Section 4.10 of the Parent Disclosure Schedule, all such Licenses are valid and in full force and effect. Parent and the Parent Subsidiaries are operating in material compliance with the conditions and requirements of such Licenses and, except as disclosed in Section 4.10 of the Parent Disclosure Schedule, no proceeding is pending or, to the Knowledge of Parent, threatened, seeking the revocation or limitation of any such Licenses. Assuming the related Consents set forth in Section 4.5 or 4.6 of the Parent Disclosure Schedule have been obtained prior to the Closing Date, none of such Licenses will be terminated or impaired or become terminable as a result of the transactions contemplated hereby or by the other Operative Agreements.

     Section 4.11 Insurance. All material policies of property, fire, liability, worker's compensation and other forms of insurance owned or held by Parent or any Parent Subsidiary are in full force and effect, and all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, if due, and no notice of cancellation or termination has been received with respect to any such policy. Such policies shall not terminate or lapse prior to or on the Closing Date by reason of the transactions contemplated by this Agreement or any other Operative Agreement.

     Section 4.12 Labor Relations.  Except to the extent set forth in
Section 4.12 of the Parent Disclosure Schedule: (a) neither Parent nor any Parent Subsidiary is a party to any collective bargaining agreements, other Contracts, written work rules or practices agreed to with any labor organization, employee association or works council or body of employee representatives; (b) there is no unfair labor practice charge or complaint against Parent or any Parent Subsidiary pending or, to the Knowledge of Parent, threatened before the National Labor Relations Board or any similar foreign Authority which in either case would reasonably be expected to have a Parent Material Adverse Effect; and (c) there is no labor strike, dispute, slowdown, lockout or stoppage pending or, to the Knowledge of Parent, threatened against or affecting Parent or any Parent Subsidiary which would reasonably be expected to have a Parent Material Adverse Effect.

     Section 4.13 Parent Employee Benefit Matters. (a) U.S. Employee Benefit Matters: Section 4.13(a) of the Company Disclosure Schedule sets forth a true and complete list of each Parent Domestic Plan, whether formal or informal, written or oral, and indicates which of such Parent Domestic Plans is a "multiemployer plan," as such term is defined in section (3)(37) of ERISA. No Parent Domestic Plan that is a "single employer plan," as such term is defined in section 3(41) of ERISA, is subject to Section 302 or Title IV of ERISA. Except as set forth in Section 4.13(a) of the Parent Disclosure Schedule, with respect to each Parent Domestic Plan that is a single employer plan: (i) each such plan has been established and maintained in compliance in all material respects with its terms, including ERISA and the Code; (ii) with respect to each such plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code, such plan has been determined by the IRS to be so qualified (and no fact or circumstance exists which would affect such qualification); (iii) (A) neither Parent nor any Parent Subsidiary has filed an application under Rev. Proc. 98-22, 1998-12 I.R.B. (the Employee Plans Compliance Resolution System) or any predecessor program thereto with respect to any Parent Domestic Plan, (B) any liabilities with respect of previous filings under such programs have been satisfied in full, and (C) no fact or circumstance exists that would necessitate such a filing to maintain the qualified status of any Parent Domestic Plan; (iv) no such plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code;
(v) neither Parent nor any Parent Subsidiary, nor any such plan or trust created thereunder or any trustee or administrator thereof has engaged in a transaction in connection with which Parent or any Parent Subsidiary, any such plan, any such trust, or any trustee or administrator thereof, or any party dealing with any such plan or any such trust could be subject to either a civil penalty assessed pursuant to section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code; (vi) full payment has been made, or will be made in accordance with Section 404(a)(6) of the Code, of all amounts which Parent, any Parent Subsidiary or ERISA Affiliate thereof is required to pay under the terms of each such plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by Parent or the applicable Parent Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of Parent or the applicable Parent Subsidiary or ERISA Affiliate; (vii) no such plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured), with respect to current or former employees of Parent or any Parent Subsidiary for periods extending beyond their retirement or other termination of service (other than (A) coverage mandated by applicable law, (B) death benefits under any "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, (C) deferred compensation benefits accrued as liabilities on the books and records of Parent or such sponsoring Parent Subsidiary or (D) benefits the full cost of which is borne by the current or former employee (or his beneficiary)); and (viii) no amounts payable under any such plans will fail to be deductible for Federal income tax purposes by virtue of Section 162(m) or 280G of the Code. Neither Parent nor any Parent Subsidiary has an outstanding liability in respect of (i) a failure to make a required contribution or payment to a multiemployer plan or (ii) a complete or partial withdrawal under Section 4203 or 4205 of ERISA from a multiemployer plan. No circumstance exists that presents a material risk of a partial withdrawal from a multiemployer plan. To the Knowledge of Parent and each Parent Subsidiary, no circumstance exists that presents a material risk that any such plan will go into reorganization.

           (b) Non-U.S. Employee Benefit Matters: Section 4.13(b) of the Parent Disclosure Schedule sets forth a true and complete list of each Parent Foreign Plan, whether formal or informal, written or oral. Except to the extent set forth in Section 4.13(a) of the Parent Disclosure
Schedule: (i) each Parent Foreign Plan required to be filed or registered with or approved by any applicable governmental or regulatory body or authority has been so filed, registered or approved and has been maintained in good standing with such body or authority, and each such Parent Foreign Plan is now and has always been operated in full compliance in all material respects with all applicable laws and regulations; (ii) no Parent Foreign Plan is subject to the provisions of ERISA; (iii) the fair market value of the assets of each funded Parent Foreign Plan, the liability of each insurer for any Parent Foreign Plan funded through insurance or the book reserve established for any Parent Foreign Plan together with any contributions accruing on or before the Closing Date, in each case as shall be reflected in the books and records of Parent or the Parent Subsidiary sponsoring such Parent Foreign Plan, are or will be sufficient, on a combined basis, to procure or provide for the benefits determined on an ongoing basis accrued to the Closing Date payable to all current and former participants of such Parent Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Parent Foreign Plan; and (iv) full payment has been made or will be made, in accordance with applicable law and the provisions of each Parent Foreign Plan, of all amounts which Parent or any Parent Subsidiary is required to pay on or prior to the Closing Date under the terms of each Parent Foreign Plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by Parent or such Parent Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of Parent or such Parent Subsidiary.

           (c) Parent Domestic Plans and Parent Foreign Plans: Except to the extent set forth in Section 4.13(c) of the Parent Disclosure Schedule, (i) with respect to each Parent Domestic Plan that is a single employer plan and with respect to each Parent Foreign Plan, Parent has heretofore delivered to Sellers' Representatives true and complete copies of each of the following documents: (A) a copy of such Parent Domestic Plan and Parent Foreign Plan (including all amendments thereto), (B) a copy of the annual report (which shall include non-discrimination tests, where applicable), if required under ERISA or other applicable law, with respect to each such Parent Domestic Plan and Parent Foreign Plan for the two most recently completed plan years, (C) a copy of the actuarial report, if required under ERISA or other applicable law, with respect to each such Parent Domestic Plan and Parent Foreign Plan for the three most recently completed plan years, (D) a copy of the most recent "summary plan description," together with each "summary of material modifications," required under ERISA with respect to each Parent Domestic Plan, and any plan description, required under applicable law with respect to each Parent Foreign Plan, (E) if the Parent Domestic Plan or Parent Foreign Plan is funded through a trust or any third-party funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, and (F) the most recent determination letter received from the IRS with respect to such Parent Domestic Plan that is intended to be qualified under Section 401 of the Code, and the most recent letter, certification or other document, if any, received from any applicable governmental or regulatory body or authority evidencing the registration and/or approval of any Parent Foreign Plan required to be so registered or approved; (ii) there are no pending or, to the Knowledge of Parent and each Parent Subsidiary, threatened or anticipated material claims by, on behalf of or against any of the Parent Domestic Plans or Parent Foreign Plans, and no material litigation or administrative or other proceeding (including, without limitation, any litigation or proceeding under Title IV of ERISA) has occurred or, to the Knowledge of Parent and each Parent Subsidiary, is threatened involving any Parent Domestic Plan or Parent Foreign Plan, and (iii) the consummation of the transactions contemplated by this Agreement or any other Operative Agreement shall not, either alone or in combination with another event, except as set forth in
Section 4.13(c) of the Parent Disclosure Schedule, (A) accelerate the time of payment or vesting or increase the amount of compensation due any employee or officer of Parent or any Parent Subsidiary, (B) entitle any current or former employee or officer of Parent or any Parent Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (C) with respect to any Parent Domestic Plan that is a single employer plan, constitute a prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available.

     Section 4.14 Litigation. Except as set forth in Section 4.14 of the Parent Disclosure Schedule, there is no Action pending or, to the Knowledge of Parent, threatened against or involving Parent or any Parent Subsidiary which would reasonably be expected to have a Parent Material Adverse Effect, or which questions or challenges the validity of this Agreement or any other Operative Agreement or any action taken or to be taken by Parent pursuant to this Agreement or any other Operative Agreement or in connection with the transactions contemplated hereby and thereby. Neither Parent nor any Parent Subsidiary is subject to any judgment, order or decree entered in any Action which purports to limit in any respect, or which may have a material adverse effect on, its business practices or its ability to acquire any property or conduct all or any material portion of the businesses conducted by Parent and the Parent Subsidiaries in any locality.

     Section 4.15 Compliance with Law.  Except as set forth in Section
4.15 of the Parent Disclosure Schedule, the operations of Parent and each Parent Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority having jurisdiction over Parent or any Parent Subsidiary, or any of their respective properties, assets or business, including, without limitation, all such Laws and requirements relating to antitrust, consumer protection, currency exchange, health, occupational safety, employment practices, wages and hours, pension, securities, and trading-with-the-enemy matters and planning and development, except for such matters as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

     Section 4.16 Taxes. Except as set forth in Section 4.16 of the Parent Disclosure Schedule:

           (a) All Tax Returns required to be filed with respect to Parent and the Parent Subsidiaries or the affiliated, combined or unitary group of which Parent or any Parent Subsidiary is or was a member have been duly and timely filed, except for those returns which, individually or in the aggregate, would not have a Parent Material Adverse Effect, and all such Tax Returns are true, correct and complete. Parent and each Parent Subsidiary has duly and timely paid all Taxes and other charges that are due, whether or not shown as due on any Tax Return, except for Taxes reserved for on the financial statements of Parent and the Parent Subsidiaries. There are no Liens with respect to Taxes (except for Liens with respect to real property Taxes not yet due) upon any of the assets of Parent or any Parent Subsidiary. None of Parent or any Parent Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing, allocation, indemnity or similar Contract, nor is liable for the Taxes of any other person. Parent and the Parent Subsidiaries have established due and sufficient reserves on the financial statements of Parent and the Parent Subsidiaries for the payment of all Taxes in accordance with US GAAP.

           (b) All Tax deficiencies that have been asserted, proposed or assessed in writing against or with respect to Parent or any Parent Subsidiary by any taxing authority have been paid in full or finally settled, and no issue (including with respect to transfer pricing) has been raised in writing by any taxing authority in any examination, audit or other proceeding that, by application of the same or similar principles, reasonably could be expected to result in a material proposed deficiency for any other period not so examined. There are no outstanding Contracts, consents, waivers or arrangements extending the statutory period of limitation applicable to any Tax Return or claim for, or the period for the collection or assessment of, Taxes due from Parent or any Parent Subsidiary for any taxable period.

           (c) Neither Parent or any Parent Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws). Parent and each Parent Subsidiary has duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

           (d) No audit or other proceeding by any domestic or foreign court, governmental or regulatory authority, or similar Person is pending or, to the Knowledge of Parent and any Parent Subsidiary, threatened with respect to any Taxes due from Parent or any Parent Subsidiary or any Tax Return filed or required to be filed by or relating to Parent or any Parent Subsidiary.

           (e) No claim has ever been made by an authority in any jurisdiction where Parent or any Parent Subsidiary has not filed Tax Returns that they are or may be subject to taxation by that jurisdiction.

     Section 4.17 Activities of US Acquisition Sub and Australia Acquisition Sub. As of the date hereof and the Integration Commencement Date, except for obligations or liabilities incurred or agreements or arrangements entered into in connection with the transactions contemplated hereby and by the Other Purchase Agreements, in connection with their incorporation or organization or described in Section 4.17 of the Parent Disclosure Schedule, neither US Acquisition Sub nor Australia Acquisition Sub has or will have incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

     Section 4.18 Opinion of Financial Advisors. Parent has received the opinion of Morgan Stanley & Co. Incorporated, financial advisors to Parent, to the effect that, as of the date of this Agreement, the Consideration to be paid by the Buyers under this Agreement and the Other Purchase Agreements is fair to Parent's stockholders from a financial point of view.

     Section 4.19 Certain Fees. Except for Morgan Stanley & Co. Incorporated and William Blair & Company, neither Parent nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement or the other Operative Agreements.

     Section 4.20 Disclosure Documents. The Offering Memorandum and the Proxy Statement will not, in the case of the Offering Memorandum, as of the date thereof, or, in the case of the Proxy Statement, either at the time of the mailing of the Proxy Statement to the stockholders of Parent or at the time of the meeting of such stockholders to be held in connection therewith, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading, provided that no representation or warranty is made as to the information included therein that relates to any Shareholder, Other Shareholder, JLW Seller, Company, Asia Region Company or Europe/USA Region Company, or any of their respective Subsidiaries, including, with respect to the Integration, this Agreement, the Other Purchase Agreements or the transactions contemplated hereby or thereby.

     Section 4.21 Other. The Board of Parent has approved this Agreement, the other Operative Agreements, the Other Purchase Agreements and the transactions contemplated hereby and thereby and such approval is sufficient to render inapplicable any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under the laws of the State of Illinois or the State of Maryland (including, without limitation, any of the provisions of Subtitle 6 or 7 of the General Corporation Law of Maryland) to the purchase or sale of the Consideration Shares pursuant to this Agreement, the Joinder Agreements, the Other Purchase Agreements or the Other Joinder Agreements. As of the date hereof, Parent has not adopted any "poison pill" or "shareholder rights plan." As of the Closing Date, Parent will not have adopted a "poison pill" or "shareholder rights plan" which would be applicable to the transactions contemplated by this Agreement.


                               ARTICLE V

              COVENANTS OF THE SELLERS AND THE COMPANIES

     Section 5.1 Operation of the Companies. From the date hereof to the Closing, except as described in Section 5.1 of the Company Disclosure Schedule or as otherwise permitted by or provided in this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by Parent (which consent shall not be unreasonably withheld or delayed), each of the Sellers and the Companies agrees that:

           (a) Such Company shall (and the Seller which is the parent thereof shall cause such Company to), and shall (and the Seller which is the parent thereof shall cause such Company to) cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, conduct its business only in the ordinary and usual course and substantially in the same manner as heretofore conducted.

           (b) Such Seller or Company shall (and the Seller which is the Parent thereof shall cause such Company to) perform all acts to be performed by it pursuant to this Agreement, any other Operative Agreements and the Integration Plan and the Integration Agreements and shall refrain from taking any action (other than any action permitted by or provided in this Agreement) that would result in the representations and warranties of the Sellers, the Companies or the Management Shareholders hereunder or of the Shareholders or the Related JLW Owners of such Shareholders under the Joinder Agreements becoming untrue in any material respect or any of the conditions to Closing not being satisfied.

Without limiting the generality of the foregoing, except as described in
Section 5.1 of the Company Disclosure Schedule or as otherwise permitted or contemplated by this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by Parent (which consent will not be unreasonably withheld or delayed), from the date hereof to the Closing, such Company shall not (and the Seller which is the parent thereof shall cause such Company not to), and shall cause (and the Seller which is the parent thereof shall cause such Company to cause) each Company Subsidiary which is a direct or indirect Subsidiary thereof not to:

                 (i) amend its certificate of incorporation, bylaws or memorandum and articles of association (or similar organizational documents), as applicable, or adopt or pass further regulations or resolutions inconsistent therewith;

                 (ii) other than in the ordinary course of business consistent with past practice (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person (other than any Company or Company Subsidiary), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Company or Company Subsidiary), or enter into any material Contract;

                 (iii) acquire, by merging or consolidating with or by purchasing equity interests in or assets of any other Person or otherwise, any material assets of or any equity interests in any other Person;

                 (iv) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than (A) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms, of liabilities reflected or specifically reserved against in or contemplated by the Australasia Interim Financial Statements; (B) claims, liabilities or obligations that are incurred after the date thereof in the ordinary course of business consistent with past practice or that are immaterial (in relation to each such entity) if not incurred in the ordinary course of business; or (C) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice of obligations under (1) Contracts or Licenses listed or disclosed in the Company Disclosure Schedule or not required to be listed or disclosed therein by reason of materiality or other specifically identified exceptions or exclusions set forth in such representations and warranties or (2) Contracts or Licenses entered into after the date of this Agreement in accordance with the limitations set forth in this Section 5.1;

                 (v) pay, discharge or satisfy any material Lien, unless required by the terms thereof or of the documents evidencing or governing any related indebtedness;

                 (vi) permit or allow any of its respective material properties or assets, real, personal or mixed, tangible or intangible, to be subjected to any Lien, except for any Permitted Liens incurred in the ordinary course of business consistent with past practice;

                 (vii)cancel any material debts or claims, or waive any rights of material value or, sell, transfer or convey any of its respective material properties or assets, real, personal or mixed, tangible or intangible;

                 (viii) enter into any employment or severance agreement with any officer, director, shareholder or employee thereof who receives or would receive annual compensation in excess of US$100,000;

                 (ix) enter into or amend any bonus, pension, profit-sharing or other plan, commitment, policy or arrangement in respect of the compensation payable or to become payable to any of its officers, directors, shareholders or employees (other than salary increases in the ordinary course of business consistent with past practice to employees who are not officers, directors or shareholders of any of the Companies or Company Subsidiaries which, in the aggregate, are not material and year-end bonuses in the ordinary course of business consistent with past practice);

                 (x) make any pension, retirement, profit sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit;

                 (xi) declare, pay or make, or set aside for payment or making, any dividend or other distribution in respect of its issued share capital or capital stock or other securities, as applicable, or directly or indirectly redeem, purchase or otherwise acquire any of its issued share capital or capital stock or other securities, other than dividends paid or payable by a wholly owned Company Subsidiary to a Company or another wholly owned Company Subsidiary;

                 (xii) issue, allot, create, grant or sell any of its shares of capital stock or other equity securities or issue, grant or sell any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, allotment, sale, pledge or other disposition of any of its issued share capital, shares of capital stock or other equity securities;

                 (xiii) make any change in any accounting or tax principles, practices or methods, except as may be required by applicable generally accepted accounting principles or applicable Law;

                 (xiv) make any material tax election or settle or comprise any material income tax liability;

                 (xv) terminate or amend or fail to perform any of its obligations under any material Contract to which it is a party or by which it or any of its assets are bound;

                 (xvi) enter into any material joint venture or partnership;

                 (xvii) settle any material lawsuits, claims, actions, investigations or proceedings; or

                 (xviii) authorize or enter into any obligation or commitment (or otherwise agree) to take any of the foregoing actions.

           (c) Such Seller and Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, give prompt notice to Parent of (i) any Company Material Adverse Effect,
(ii) any change which makes it likely that any representation or warranty set forth in this Agreement regarding the Sellers, the Companies or the Company Subsidiaries will not be true in any material respect at the Integration Commencement Date or the Closing, as applicable or would be likely to cause any condition to the obligations of any party hereto to consummate the transactions contemplated by this Agreement not to be satisfied or (iii) the failure of the Sellers or the Companies to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement, the other Operative Agreements and the Integration Plan and Integration Agreements which would likely cause a condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied.

           (d)   Such Company shall, and shall cause each Company
Subsidiary which is a direct or indirect Subsidiary thereof to, use commercially reasonable efforts to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its existence and its material rights and franchises.

           (e) Such Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and employees and others with respect to the businesses with which it has business relationships. Such Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, permit the Buyers to contact suppliers, customers and employees in coordination with personnel of such Company or Company Subsidiary for purposes of facilitating the transactions contemplated hereby.

     Section 5.2 Access. Subject to compliance with applicable Law, upon reasonable notice, each Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, give Parent and its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to its offices, properties, books and records, furnish to Parent and its counsel, financial advisors, auditors and other authorized representatives such financial and operating data as such persons may reasonably request, and instruct and request each of its partners, directors, officers, employees, counsel and financial advisors (as applicable) to cooperate with Parent in its investigation of the businesses of the Companies and Company Subsidiaries and in the planning for the combination of the businesses of the Companies and Parent following the consummation of the transactions contemplated hereby; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Sellers, the Companies or the Management Shareholders hereunder or the Shareholders or the Related JLW Owners of such Shareholders under the Joinder Agreements. All information obtained pursuant to this Section 5.2, or otherwise pursuant to this Agreement, shall be governed by the Confidentiality Agreement, dated as of June 4, 1998, by and among Parent and the various individuals and entities party thereto (the "Confidentiality Agreement").

     Section 5.3 Consents. The Sellers and the Companies shall, unless otherwise agreed to by Parent, use commercially reasonable efforts to obtain, prior to the Closing (a) all Consents required to consummate the transactions contemplated by this Agreement, the other Operative Agreements or the Integration Plan and the Integration Agreements, including, without limitation, the Consents required by Sections 3.6 and 3.7 of the Company Disclosure Schedule, and (b) such additional Consents as Parent or its counsel shall reasonably determine to be necessary. All such Consents shall be in writing and executed counterparts thereof shall be delivered to Parent promptly after receipt thereof by any Seller or Company but in no event later than the Integration Commencement Date.

     Section 5.4 Closing Net Worth. The Sellers and the Companies shall cause the Final Australasia Region Closing Net Worth to be positive.

     Section 5.5 Other Offers. From the date hereof until the termination hereof, each of the Sellers and the Companies shall not, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof not to, and shall not permit the directors, officers, employees, agents and advisors of the Sellers and the Companies and the Company Subsidiaries to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any JLW Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to any Seller, Company or Company Subsidiary or afford access to the properties, books or records of any Seller, Company or Company Subsidiary to, any Person that may be considering making, or has made, a JLW Acquisition Proposal; provided, that any Seller or Company may respond to inquiries with respect to a JLW Acquisition Proposal for the sole purpose of informing the inquiring Person that no discussions of any kind may occur while this Section 5.5 is in effect. Each of the Sellers and the Companies will promptly (and in no event later than 24 hours after receipt of the relevant JLW Acquisition Proposal or request for information) notify Parent in writing of the receipt of any JLW Acquisition Proposal or request for information (which notice shall identify the Person making the JLW Acquisition Proposal or request and set forth the material terms and conditions thereof). For purposes of this Section 5.5, "JLW Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving any of the Sellers, the Companies or the Company Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, any of the Sellers, the Companies or the Company Subsidiaries, other than the transactions contemplated by this Agreement and the Other Purchase Agreements.

     Section 5.6 Integration Matters. Without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed), no JLW Party shall (i) amend the Integration Plan or any Integration Agreement, (ii) extend the time for the performance of any of the obligations thereunder, (iii) waive any inaccuracies in the representations and warranties contained in any Integration Document, (iv) waive compliance with any of the agreements or conditions contained therein, or
(v) enter into any agreement, arrangement or understanding other than as set forth in the Integration Plan or Integration Agreements in respect of the transactions contemplated thereby; provided, however, that the foregoing shall not prohibit the Sellers' Representatives from waiving any condition contained in any Integration Agreement that the Sellers' Representatives could waive pursuant to Article VII or IX hereof.

     Section 5.7 Nine-Month Financial Statements. The Sellers and the Companies shall cause to be prepared and, as soon thereafter as practicable but in no event later than November 16, 1998, deliver to Parent the Nine-Month Interim Financial Statements and the JLW Combined 9/30 Financial Statement Schedules, in each case as contemplated by the provisions of
Section 3.8(b) hereof.

     Section 5.8 Intercompany Accounts. Effective as of the Closing, all intercompany receivables, payables and loans then existing between the Sellers or any Continuing Affiliate, on the one hand, and any Company or Company Subsidiary on the other hand, shall be settled by dividend in kind or capital contribution in kind.

     Section 5.9 Name Changes. Except as set forth in Section 5.9 of the Company Disclosure Schedule, following the Closing Date, no Seller shall make, or permit any Continuing Affiliate to make, use of the names "JONES LANG WOOTTON" or "JLW" or associated marks, or any confusingly similar names or marks. Within 30 days following the Closing Date, each Seller shall, and shall cause each Continuing Affiliate to, remove the words "JONES LANG WOOTTON" or "JLW," if they appear, from its corporate title by making an appropriate filing with the appropriate Authority in each relevant jurisdiction. Except as set forth in Section 5.9 of the Company Disclosure Schedule, following the Closing Date, each Seller shall not, and the Sellers shall cause each Continuing Affiliate not to, use, attempt to register or challenge any of the Buyers', the Companies' or the Company Subsidiaries' rights to use or register any trademark, service mark, trade name, logo or trade dress identical to, or confusingly similar to, "JONES LANG WOOTTON," "JLW" or the "globe logo device" in any jurisdiction throughout the world.

     Section 5.10 Certain Charges. Each Seller and Company shall use commercially reasonable efforts to pay, discharge or satisfy, prior to the Closing, the Liens described in Schedule 5.10 of the Company Disclosure Schedule.

     Section 5.11 Stockholder Agreement. On or prior to the Closing, JLW Australia Parent shall enter into a stockholder agreement, in form and substance reasonably acceptable to Parent (the "JLW Australia Stockholder Agreement").


                              ARTICLE VI

                          COVENANTS OF PARENT

     Section 6.1 Operation of Parent. From the date hereof to the Closing, except as described in Section 6.1 of the Parent Disclosure Schedule or as otherwise permitted by or provided in this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by the Sellers' Representatives (which consent shall not be unreasonably withheld or delayed), Parent agrees that:

           (a) Parent shall, and shall cause each Parent Subsidiary to, conduct its business only in the ordinary and usual course and substantially in the same manner as heretofore conducted.

           (b) Parent shall, and shall cause US Acquisition Sub and Australia Acquisition Sub to, perform all acts to be performed by it pursuant to this Agreement, any other Operative Agreements and the Integration Plan and the Integration Agreements and shall refrain from taking any action (other than any action permitted by or provided in this Agreement) that would result in the representations and warranties of Parent, US Acquisition Sub or Australia Acquisition Sub hereunder becoming untrue in any material respect or any of the conditions to Closing not be satisfied.

Without limiting the generality of the foregoing, except as described in
Section 6.1 of the Parent Disclosure Schedule or as otherwise permitted or contemplated by this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements or except as consented to in writing by the Sellers' Representatives (which consent will not be unreasonably withheld or delayed), from the date hereof to the Closing, Parent shall not, and shall cause each Parent Subsidiary not to:

                 (i)  amend its certificate of incorporation or bylaws
(or similar organizational documents) or adopt or pass further regulations or resolutions inconsistent therewith;

                 (ii) other than in the ordinary course of business consistent with past practice (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person (other than any Parent Subsidiary), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Parent Subsidiary), or enter into any material Contract;

                 (iii) acquire, by merging or consolidating with or by purchasing equity interests in or assets of any other Person or otherwise, any material assets of or any equity interests in any other Person;

                 (iv) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) other than (A) the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, or as required by their terms, of liabilities reflected or specifically reserved against in or contemplated by the Parent Interim Balance Sheet, (B) claims, liabilities or obligations that are incurred after the date thereof in the ordinary course of business consistent with past practice or that are immaterial liabilities if not incurred in the ordinary course of business or (C) the payment discharge or satisfaction in the ordinary course of business consistent with past practice of obligations under any Contracts or Licenses to which Parent or any Parent Subsidiary is bound as of the date hereof or entered into after the date of this Agreement in accordance with the limitations set forth in this Section 6.1;

                 (v) pay, discharge or satisfy any material Lien unless required by the terms thereof or the documents evidencing or governing any related indebtedness;

                 (vi) permit or allow any of its respective material properties or assets, real, personal or mixed, tangible or intangible, to be subjected to any Lien, except for any Permitted Liens incurred in the ordinary course of business consistent with past practice;

                 (vii) cancel any material debts or claims, or waive any rights of material value or, sell, transfer or convey any of its respective material properties or assets, real, personal or mixed, tangible or intangible;

                 (viii) enter into any employment or severance agreement with any partner, officer, director, shareholder or employee thereof who receives or would receive annual compensation in excess of US$100,000;

                 (ix) enter into or amend any bonus, pension, profit-sharing or other plan, commitment, policy or arrangement in respect of the compensation payable or to become payable to any of its officers, directors or employees (other than salary increases in the ordinary course of business consistent with past practice to employees who are not officers or directors of Parent which, in the aggregate, are not material and year-end bonuses in the ordinary course of business consistent with past practice);

                 (x) make any pension, retirement, profit sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit;

                 (xi) declare, pay or make, or set aside for payment or making, any dividend or other distribution in respect of its capital stock or other securities, or directly or indirectly redeem, purchase or otherwise acquire any of its capital stock or other securities, other than dividends paid or payable by a wholly owned Parent Subsidiary to Parent or another wholly owned Parent Subsidiary;

                 (xiii) other than pursuant to the Parent Stock Plans, issue, allot, create, grant or sell any shares of its capital stock or any equity security or issue, grant or sell any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, allotment, sale, pledge or other disposition of any shares of its capital stock or other equity securities;

                 (xiii) make any change in any accounting or tax principles, practices or methods, except as may be required by applicable generally accepted accounting principles or applicable Law;

                 (xiv) make any material tax election or settle or compromise any material income tax liability;

                 (xv) terminate or amend or fail to perform any of its obligations under any material Contract to which it is a party or by which it or any of its assets are bound;

                 (xvi) enter into any material joint venture or partnership;

                 (xvii) settle any material lawsuits, claims, actions, investigations or proceedings; or

                 (xviii) authorize or enter into any obligations or commitment (or otherwise agree) to take any of the foregoing actions.

           (c) Parent shall, and shall cause each Parent Subsidiary to, give prompt notice to the Sellers' Representatives of (i) any Parent Material Adverse Effect, (ii) any change which makes it likely that any representation or warranty set forth in this Agreement regarding Parent will not be true in any material respect at the Integration Commencement Date or the Closing, as applicable, or would be likely to cause any condition to the obligations of any party hereto to consummate the transactions contemplated by this Agreement not to be satisfied or (iii) the failure of Parent, US Acquisition Sub or Australia Acquisition Sub to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement and the other Operative Agreements which would likely cause a condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied.

           (d) Parent shall, and shall cause each Parent Subsidiary to, use commercially reasonable efforts to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its existence and its material rights and franchises.

           (e) Parent shall, and shall cause each Parent Subsidiary to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and employees and others with respect to the businesses with which it has business relationships. Parent shall, and shall cause each Parent Subsidiary to, permit the Shareholders' Representatives or their designees to contact suppliers, customers and employees in coordination with the personnel of Parent or such Parent Subsidiary for purposes of facilitating the transactions contemplated hereby.

     Section 6.2 Access. Subject to compliance with applicable Law, upon reasonable notice, Parent shall, and shall cause each Parent Subsidiary to, give the Sellers and the Companies, their respective counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to its offices, properties, books and records, furnish to the Sellers and the Companies, their respective counsel, financial advisors, auditors and other authorized representatives such financial and operating data as such persons may reasonably request, and instruct and request each of its directors, officers, employees, counsel and financial advisors (as applicable) to cooperate with the Sellers and the Companies in their investigation of the businesses of Parent and the Parent Subsidiaries and in the planning for the combination of the businesses of the Companies and Parent following the consummation of the transactions contemplated hereby; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Parent hereunder. All information obtained pursuant to this Section 6.2, or otherwise pursuant to this Agreement shall be governed by the Confidentiality Agreement.

     Section 6.3 Consents.   Each of US Acquisition Sub, Australia
Acquisition Sub and Parent shall use, unless otherwise agreed by the Sellers' Representatives, commercially reasonable efforts to obtain, prior to the Closing, (a) all Consents required to consummate the transactions contemplated by this Agreement and the other Operative Agreements, including, without limitation, the Consents required by Sections 4.5 and
4.6 of the Parent Disclosure Schedule, and (b) such additional Consents as the Sellers and the Sellers' Representatives or counsel to the Sellers shall reasonably determine to be necessary. All such Consents shall be in writing and executed counterparts thereof shall be delivered to the Sellers' Representatives promptly after receipt thereof by Parent but in no event later than the Integration Commencement Date.

     Section 6.4 Listing of Consideration Shares. Parent shall use commercially reasonable efforts to cause the Consideration Shares to be approved for listing on the NYSE, subject to official notice of issuance, on or prior to the Integration Commencement Date.

     Section 6.5 Stockholder Approval; Proxy. (a) Parent shall, in accordance with applicable Law and the Articles of Incorporation and Bylaws of Parent, cause a special meeting of its stockholders to be duly called and held for the purpose of voting (and will hold such a vote at such meeting) on the approval of the Proposed Actions as promptly as practicable following the Shareholder Determination Date.

           (b) In connection with such meeting, Parent shall promptly prepare and file with the SEC, and use its reasonable efforts to have cleared by the SEC and after the Commitment Date mail to its stockholders, a proxy statement (the "Proxy Statement") that complies as to form in all material respects with all relevant provisions of the Exchange Act relating to the meeting of Parent's stockholders to be held in connection with this Agreement and includes (when so filed) such information as the Management Shareholders shall reasonably request. Parent shall consult with the Shareholder's Representatives, the Sellers, the Companies and the financial advisers and counsel to the Sellers in connection with, and shall permit them to participate in, the preparation of the Proxy Statement. Parent shall promptly notify them of the receipt of comments of the SEC with respect to the Proxy Statement and requests by the SEC for amendments or supplements to the Proxy Statement or for additional information, and shall promptly supply them with copies of all correspondence between Parent (or its representatives) and the SEC (or its staff) and shall permit such counsel to participate in all telephone conferences or meetings with the SEC (or its staff) relating thereto.

           (c) The Proxy Statement shall include the approval and recommendation of the Board of Parent in favor of this Agreement and the Other Purchase Agreements and the transactions contemplated hereby and thereby, including the Proposed Actions, and unless Parent shall modify or withdraw such recommendation, Parent shall use all reasonable efforts to solicit from its stockholders proxies in favor of the foregoing and take all other actions reasonably necessary or advisable to secure the requisite vote or consent of stockholders required by Maryland law and the NYSE; provided, that Parent may modify or withdraw such recommendation, but only if and to the extent that (i) a Parent Acquisition Proposal has been made prior to the time that the Board determines to withdraw or modify its recommendation, (ii) the Board reasonably concludes in good faith, based on advice from its outside counsel, that the failure to make such withdrawal or modification would violate the fiduciary duties of the Board under applicable Law, and (iii) Parent shall have delivered to the Shareholders' Representatives, at least two Business Days prior to such withdrawal or modification, a written notice advising the Shareholders' Representatives that Parent has received a Parent Acquisition Proposal, identifying the person making such Parent Acquisition Proposal, setting forth the material terms and conditions of such Parent Acquisition Proposal and indicating that the Board proposes to withdraw or modify its recommendation.

     Section 6.6 Other Offers. From the date hereof until the termination hereof, Parent shall not, and shall cause each of the Parent Subsidiaries not to, and shall not permit the directors, officers, employees, agents and advisors of Parent and any of the Parent Subsidiaries to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any Parent Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to Parent or any of the Parent Subsidiaries or afford access to the properties, books or records of Parent or any of the Parent Subsidiaries to, any Person that may be considering making, or has made, a Parent Acquisition Proposal; provided, however, that Parent may engage in negotiations with, disclose nonpublic information relating to Parent and any of the Parent Subsidiaries and afford access to the properties, books and records of Parent and any of the Parent Subsidiaries to, any Person who has made a Parent Acquisition Proposal and take such other actions as are customarily undertaken in connection with the negotiation and evaluation of a Parent Acquisition Proposal if, and to the extent that, the Board reasonably concludes in good faith based on advice from its outside counsel that the failure to take such action would violate the fiduciary duties of the Board under applicable Law; provided that, prior to any such negotiations, disclosure of non-public information, affording of access or the taking of such other actions, such Person enters into a confidentiality agreement with Parent on customary terms. Parent will promptly (and in no event later than 24 hours after receipt of the relevant Parent Acquisition Proposal or request for information) notify the Shareholders' Representatives in writing of the receipt of any Parent Acquisition Proposal or request for information (which notice shall identify the Person making the Parent Acquisition Proposal or request and set forth the material terms and conditions thereof). Parent will keep the Shareholders' Representatives fully informed on a current basis of the status and details of any Parent Acquisition Proposal and any request for information. Parent shall, and shall cause the Parent Subsidiaries and the directors and officers and financial and legal advisers of Parent and the Parent Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Person heretofore conducted with respect to any Parent Acquisition Proposal. Notwithstanding any provision of this Section 6.6, nothing in this Section 6.6 shall prohibit Parent or the Board from talking and disclosing to Parent's stockholders a position with respect to a Parent Acquisition Proposal by a third party to the extent required under the Exchange Act or from making such disclosure to the Company's stockholders which, in the judgment of the Board based on the advice of outside counsel, is required under applicable Law; provided that nothing in this sentence shall affect the obligations of Parent and the Board under any other provision of this Agreement. For purposes of this Agreement, "Parent Acquisition Proposal" means any offer or proposal for, or any indiction of interest in, a merger, consolidation or other business combination involving Parent or any of the Parent Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, Parent or any of the Parent Subsidiaries, other than the transactions contemplated by this Agreement and the Other Purchase Agreements.

     Section 6.7 Employee Trust. At or prior to Closing, Parent shall establish a trust (the "ESOT") for the purpose of holding 1,772,324 shares of Parent Common Stock (which shall be deposited therein, collectively, by Parent, US Acquisition Sub, US Acquisition Sub II and Australia Acquisition Sub on or prior to the Closing Date) (the "ESOT Shares") for distribution to certain employees of the JLW Businesses (the "JLW Employees"). The trust agreement and the related agreements required to establish the ESOT (the "ESOT Agreements") shall reflect the terms set forth in Annex L attached hereto and such other terms as Parent and the Sellers' Representatives shall mutually agree. The trustee of the ESOT (the "ESOT Trustee") will be determined in accordance with and shall have the rights and obligations specified in Annex L hereto and the ESOT Agreements. The ESOT Agreements shall provide (to the extent set forth in Annex L) for the creation of sub trusts within the ESOT, for the benefit of employees of specified Companies, Asian Region Companies and Australasia Region Companies and the Subsidiaries thereof (each a "Sub Trust" or an "ESOT Sub Trust", which Sub Trusts shall include a "JLW Australasia ESOT Sub Trust," a "JLW Asia ESOT Sub Trust," a "JLW England ESOT Sub Trust," a "JLW Scotland ESOT Sub Trust" and the "JLW Ireland ESOT Sub Trust"), which Sub Trusts shall be controlled by one or more persons designated pursuant to the SCCA. Parent and Sellers' Representatives agree to cooperate in good faith to determine the additional requirements of the ESOT and to negotiate in good faith the satisfactory resolution of such requirements prior to Closing. The parties hereto agree that (i) 91,988 ESOT Shares (the "ESOT Escrow Shares") shall be included in the Escrow Shares and (ii) 108,895 ESOT Shares (the "ESOT Adjustment Shares") shall be included in the Adjustment Shares, in each case to be delivered to the Escrow Agent on behalf of the ESOT pursuant to Section 1.3 hereof and Section 1.3 of each of the Other Purchase Agreements.

     Section 6.8 Certain Stockholder Agreements. Parent shall use commercially reasonable efforts to solicit the execution and delivery by each current director, officer and employee of Parent or any Parent Subsidiary who is a former partner in DEL of a stockholder agreement, in the form attached hereto as Exhibit 3 (the "DEL Stockholder Agreement"), on or prior to the Integration Commencement Date.

     Section 6.9 Certain Instruments of Indemnification. On or prior to the Integration Commencement, Parent shall execute and deliver the instruments of assumption of indemnification obligations in the respective forms attached hereto as Exhibit 5 and Exhibit 6.

     Section 6.10 Employee Stock Options. To the extent that Parent or any Parent Subsidiary issues or grants, or has issued or granted, (i) any stock options, stock appreciation rights, bonus or restricted stock awards, restricted stock units, performance shares or other stock based incentive awards, whether issued under a formal stock based incentive plan or otherwise, or (ii) any cash-based awards granted under a stock based incentive plan (the awards referred to in (i) and (ii) being sometimes referred to herein as "Stock Options") to any employees of Parent or any Parent Subsidiary, which employees were so employed prior to the Closing Date (other than any new employees after June 30, 1998) at any time after June 30, 1998 and prior to the third anniversary of the Closing Date, Parent shall cause at least an equivalent number of like Stock Options to be issued or granted, on or about the time of such grant or issuance (or, in the case of Stock Options granted or issued prior to the Closing Date, as soon as reasonably practicable after the Closing Date) to employees of Parent or any Subsidiary thereof who were employees of the JLW Businesses immediately prior to the Closing Date.

     Section 6.11 Director and Officer Indemnification. For a period of three years following the Closing Date, Parent shall not amend any charter, bylaw or other constitutional document of any Company or Company Subsidiary, in each case as in effect at June 30, 1998, in such a way as to remove or reduce any right to indemnification thereunder in favor of any director or officer thereof.

     Section 6.12 Note Purchase Agreement Matters. Parent acknowledges that JLW Australia Parent may cause each certificate representing Consideration Shares issued to any Shareholder which remains subject to a note purchase agreement, entered into between such Shareholder and JLW Australia Parent, to include a legend to the effect that no transfer of such Consideration Shares may be effected without the prior written consent of JLW Australia Parent. To assist in effectuating the provisions of this
Section 6.12, the parties hereto hereby consent to the entry of stop transfer orders, and Parent agrees to cause such stop transfer orders to be entered, with Parent's transfer agent against the transfer of any such Consideration Shares, which stop transfer orders will be withdrawn if and to the extent joint written instructions requesting such withdrawal are delivered to such transfer agent by the holder(s) of such Consideration Shares and JLW Australia Holdings Parent.


                              ARTICLE VII

               CONDITIONS TO OBLIGATIONS OF THE PARTIES

           The obligations of the Buyers to purchase the Shares at the Closing and to perform their respective other agreements under this Agreement and the other Operative Agreements to be performed by them at the Closing, and the obligations of the Sellers to sell the Shares at the Closing and the obligations of the Sellers, the Companies, the Shareholders and the Related JLW Owners to perform their respective other agreements under this Agreement, the other Operative Agreements and the Integration Agreements to be performed by them as part of the Integration or at the Closing, as the case may be, shall be subject to the satisfaction or waiver by Parent and the Sellers' Representatives and the Shareholders' Representatives, in the case of actions to be taken at the Closing of the following conditions that are specified to be satisfied on the Closing Date (or, in the case of Section 7.5, at (or before) the time specified therein) or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on (or before) the Integration Commencement Date:

     Section 7.1 No Injunctions or Restraints. On the Integration Commencement Date and on the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court or other Authority of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided.

     Section 7.2 No Litigation. On the Integration Commencement Date and on the Closing Date, there shall not be pending by any Authority any Action (or by any other Person any Action which has a reasonable likelihood of success), (i) challenging or seeking to restrain or prohibit the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement or seeking to obtain, in connection with the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement, any damages that would reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect, (ii) seeking to prohibit or limit the ownership or operation by Parent, the Companies or any or all of them, or any of their respective Subsidiaries, of any material portion of their respective businesses or assets, or to compel Parent, the Companies or any or all of them, or any of their respective Subsidiaries, to dispose of or hold separate any material portion of such businesses or assets or (iii) seeking to prohibit Parent from exercising its rights under or otherwise enjoying the benefits of the other Operative Agreements.

     Section 7.3 HSR Act and Other Approvals. (a) On the Integration Commencement Date, (i) any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement and the Other Purchase Agreements shall have expired or been terminated, (ii) the Required Regulatory Approvals shall have been obtained or filed or shall have occurred and be in effect, and (iii) all other authorizations, consents, orders or approvals of, or regulations, declarations or filings with, or expirations of applicable waiting periods imposed by, any Authority necessary for the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement, including filings and consents required pursuant to other applicable antitrust and competition Laws, shall have been obtained or filed or shall have occurred and be in effect, except where the failure of which to be obtained or filed or to have occurred and be in effect, individually or in the aggregate, would not have or reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect or result in a violation of any criminal laws.

           (b) On the Integration Commencement Date, there shall have been obtained or received and in effect (i) each of the Consents listed or described on Schedule 7.3(b) of the Parent Disclosure Schedule, (ii) each of the Consents listed or described on Schedule 7.3(b) of the Company Disclosure Schedule and (iii) any other Consents from third Persons (other than Authorities) to any of the transactions contemplated by this Agreement, the other Operative Agreements or any Integration Agreements that may be required under any Contract or License to which Parent, US Acquisition Sub, Australia Acquisition Sub, any Seller or any Company, or any of their respective direct or indirect Subsidiaries, is a party or by which any of such Persons is bound with respect to which the failure to obtain or receive would, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect.

     Section 7.4 Stockholders Vote. On or prior to the Integration Commencement Date, the Proposed Actions to be submitted for the approval of the stockholders of Parent shall have been approved by the requisite vote of Parent's stockholders.

     Section 7.5 Other Closings. The consummation of the transactions contemplated by each of the Other Purchase Agreements shall have occurred concurrently with the Closing.

     Section 7.6 Consummation of the Integration. On the Closing Date, the transactions contemplated by the Integration Plan and the Integration Agreements (other than the Post-Closing Integration Actions) shall have been (or shall have theretofore been) consummated in accordance with the terms and conditions of the Integration Plan and the Integration Agreements, without modification of the terms thereof or waiver of any of the conditions precedent thereto, unless Parent shall have consented thereto in writing (which consent will not be unreasonably withheld or delayed); and the Integration shall have been (or shall have theretofore been) consummated in all material respects in accordance with all applicable Laws.

     Section 7.7 Execution and Delivery of the other Operative Agreements.

On the Integration Commencement Date, each Shareholder and each Related JLW Owner listed on the Final Master Shareholder List and each Other Shareholder and Related JLW Owner listed on the Final Master Shareholder List attached to each of the Other Purchase Agreements shall have (or shall have theretofore) duly executed and delivered to Parent: (i) a Joinder Agreement or Other Joinder Agreement, as applicable, (ii) a Stockholder Agreement and (iii) an Escrow Agreement.

     Section 7.8 Amendments. The Articles of Amendment and Restatement of Parent, in the form attached hereto as Annex I, shall have become effective; the amendment to the Articles of Incorporation of LACM contemplated by clause (a)(i)(B) of Section 1.9 hereof shall have become effective.


                             ARTICLE VIII

                CONDITIONS TO OBLIGATIONS OF THE BUYERS

           The obligations of the Buyers to purchase the Shares at the Closing and to perform their respective other agreements under this Agreement and the other Operative Agreements to be performed by them as part of the Integration or at the Closing, is subject to the satisfaction or waiver by Parent, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on the Integration Commencement Date:

     Section 8.1 Representations and Warranties Correct as of the Integration Commencement Date. On the Integration Commencement Date, the representations and warranties of the Sellers, the Companies, the Management Shareholders, the Shareholders and the Related JLW Owners made herein, in the other Operative Agreements or in the Integration Agreements and qualified as to Company Material Adverse Effect shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), except for any changes therein permitted or contemplated by this Agreement. On the Integration Commencement Date, each such representation and warranty not so qualified shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), and except for any changes therein permitted or contemplated by this Agreement, except for such failures of such representations or warranties to be true and correct in all respects as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

     Section 8.2 Certain Representations and Warranties Correct as of the Closing Date. On the Closing Date, the representations and warranties of the Sellers, the Companies and the Management Shareholders set forth in
Section 3.1 hereof, the representations and warranties of the Sellers in
Article IIIA hereof and the representations and warranties of the Shareholders and the Related JLW Owners contained in the Applicable Joinder Agreements shall be true and correct in all respects at and as of the Closing Date.

     Section 8.3 Performance; No Default. (a) On the Integration Commencement Date, the JLW Parties shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to which they or any of them is a party to be performed or complied with by the JLW Parties at or prior to the Integration Commencement Date.

           (b) On the Closing Date, the JLW Parties shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to which they or any of them is a party to be performed or complied with by the JLW Parties at or prior to the Closing Date.

           (c) On the Integration Commencement Date, the Shareholders and the Related JLW Owners shall have complied in all material respects with all obligations and agreements required by this Agreement and the other Operative Agreements to be performed by them at or prior to the Integration Commencement Date.

           (d) On the Closing Date, the Shareholders and the Related JLW Owners shall have complied in all material respects with all obligations and agreements required by this Agreement and the other Operative
Agreements to be performed by them at or prior to the Closing Date.

     Section 8.4 Delivery of Certificate. Each of the Sellers, Companies and Management Shareholders shall have delivered to Parent (i) on the Integration Commencement Date, a certificate, dated the Integration Commencement Date, executed by it or him certifying to the fulfillment of the conditions set forth in Sections 8.1, 8.3(a) and 8.3(c) hereof and (ii) on the Closing Date, a certificate, dated the Closing Date, executed by it or him certifying to the fulfillment of the conditions set forth in Sections 8.2, 8.3(b) and 8.3(d) hereof, provided that, in the case of the certification by each of the Management Shareholders, such certification
(x) shall be limited to the Knowledge of such Management Shareholder and
(y) shall not apply to representations and warranties set forth in Article II or III of any Joinder Agreement (other than the representations and warranties set forth in such Articles of the Joinder Agreement to which such Management Shareholder is a party, which certification (notwithstanding clause (x) above) shall not be limited to his Knowledge).

     Section 8.5 Opinions of Counsel to the Sellers and the Companies. On the Closing Date, the Sellers' Representatives shall have delivered to Parent opinions of counsel to the Sellers and the Companies as to such matters as Parent shall reasonably request, which opinions shall be in a form reasonably satisfactory to counsel to Parent.

     Section 8.6 Comfort Letter. Parent shall have received a comfort letter, dated the date of the Proxy Statement and the date of Parent's stockholders' meeting referred to in Section 6.5 hereof and on the Integration Commencement Date, from each public accounting firm who has issued a report on any of the Audited Financial Statements in each case in form and substance reasonably satisfactory to Parent, regarding the financial statements, in the respective forms set forth in Annex O hereto.

     Section 8.7 Settlement of Related Party Accounts. On the Integration Commencement Date, except as set forth in Section 8.7 to the Company Disclosure Schedule, all amounts owed by any Related Parties, or any Persons in which any such Related Party has a material interest, to any Company or Company Subsidiary shall have been paid in full.

     Section 8.8 No Material Adverse Effect.  On the Integration
Commencement Date, since June 30, 1998, there shall have been no Company Material Adverse Effect.

     Section 8.9 Continuing Affiliate Releases. On the Integration Commencement Date, Parent shall have received a general release from each Continuing Affiliate, in each case in the form set forth in Exhibit 7 hereto.

     Section 8.10 Stockholder Agreement. JLW Australia Parent shall have executed and delivered to Parent the JLW Australia Stockholder Agreement.


                              ARTICLE IX

CONDITIONS TO OBLIGATIONS OF THE
SELLERS AND THE SHAREHOLDERS

           The obligations of the Sellers to sell the Shares at the Closing and the obligations of the Sellers, the Companies, the Company Subsidiaries, the Shareholders, and the Related JLW Owners to perform their respective other agreements under this Agreement, the other Operative Agreements and the Integration Agreements to be performed by them as part of the Integration and at the Closing shall be subject to the satisfaction or waiver by the Sellers' Representatives and the Shareholders' Representatives, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on (or before) the Integration Commencement Date:

     Section 9.1 Representations and Warranties Correct as of the Integration Commencement Date. On the Integration Commencement Date, each representation and warranty of each Buyer made herein and qualified as to Parent Material Adverse Effect shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), except for any changes therein permitted or contemplated by this Agreement. On the Integration Commencement Date, each such representation and warranty not so qualified shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date, except for any changes therein permitted or contemplated by this Agreement and except for such failures of such representations and warranties to be true and correct in all respects as would not, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect.

     Section 9.2 Performance; No Default.  (a) On the Integration
Commencement Date, each Buyer shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to be performed or complied with by it at or prior to the Integration Commencement Date.

           (b) On the Closing Date, each Buyer shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to be performed or complied with by it at or prior to the Closing Date.

     Section 9.3 Delivery of Certificate. Parent shall have delivered to the Sellers' Representatives (i) on the Integration Commencement Date, a certificate, dated the Integration Commencement Date, executed by an executive officer of Parent, certifying to the fulfillment of the conditions set forth in Sections 9.1 and 9.2(a) hereof and (ii) on the Closing Date, a certificate, dated the Closing Date, executed by an executive officer of Parent, certifying to the fulfillment of the conditions set forth in Section 9.2(b) hereof.

     Section 9.4 Opinions of Counsel to Parent. On the Closing Date, Parent shall have delivered to the Sellers' Representatives opinions of counsel to Parent as to such matters as the Sellers' Representatives and the Shareholders' Representatives shall reasonably request, which opinions shall be in a form reasonably satisfactory to counsel to the Sellers and the Companies.

     Section 9.5 Good Standing Certificate. On the Integration Commencement Date, the Sellers' Representatives shall have received a certificate from Parent, in form and substance reasonably satisfactory to counsel to the Companies from the Department of Assessments and Taxation of Maryland, evidencing the existence, good standing and organization of Parent under the laws of Maryland and its current payment of taxes.

     Section 9.6 Listing of Consideration Shares. On the Integration Commencement Date, the Consideration Shares shall have been approved (or theretofore approved) for listing on the NYSE, subject to official notice of issuance, and a copy of the letter from the NYSE evidencing such approval shall have been delivered to the Shareholders' Representatives.

     Section 9.7 Certain Stockholder Agreements. On the Integration Commencement Date, each current director, officer and employee of Parent or any Parent Subsidiary who is a former partner in DEL shall have (or shall have theretofore) executed and delivered to Parent a DEL Stockholder Agreement.

     Section 9.8 No Material Adverse Effect.  On the Integration
Commencement Date, since June 30, 1998, there shall have been no Parent Material Adverse Effect.

     Section 9.9 Directors and Officers. The JLW Directors shall have been elected to the Board (and the only other directors on the Board shall be the Parent Directors), effective immediately following the Closing, and Chris Peacock and Mike Smith shall have been elected to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent and Deputy Chairman of the Board of Parent, respectively, effective immediately following the Closing.

     Section 9.10 Amendments. The Amended Parent Bylaws shall have been adopted and not rescinded, modified or amended.


                               ARTICLE X

                              TAX MATTERS

     Section 10.1 Allocation of Purchase Price. The final allocation of the Consideration among the Shares of the Companies for all purposes (including tax and financial accounting purposes) shall be determined by
agreement between Parent and Sellers' Representatives.   Parent and each
JLW Party shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

     Section 10.2 Tax Returns. (a) The Shareholders' Representatives or their duly authorized agents shall prepare and timely file all outstanding Tax Returns of the Companies and Company Subsidiaries for taxable periods ending on or before the Closing on a basis which is, where applicable, consistent with that used in the preparation of the Tax Return of (in each case) the relevant Company or Company Subsidiary for any immediately preceding taxable period, save where to do so would be contrary to law. Parent shall provide or procure that the Companies and Company Subsidiaries provide any assistance reasonably requested by the Shareholders' Representatives for that purpose, including access to the books, accounts and records of the Companies and Company Subsidiaries. The Shareholders' Representatives shall notify Parent in writing that a Tax Return must be submitted at least twenty Business Days prior to the submission and Parent shall be entitled, on giving reasonable notice to the Shareholders'
Representatives, to review any Tax Return prior to submission.   Parent
shall provide or procure that the Companies and Company Subsidiaries cause those Tax Returns to be authorized, signed and submitted to the appropriate authority without amendment or with such amendments as Parent and the Shareholders' Representatives shall agree unless, in the opinion of Parent, there is no reasonable basis for any position taken on such returns or the signing or filing of such return would subject Parent, the Companies, the Company Subsidiaries or any of their officers, directors, employees, agents or Affiliates to fines, penalties or similar charges.

           (b) Parent shall prepare and file or cause to be prepared and filed those Tax Returns which relate to taxable periods of the Companies and Company Subsidiaries commencing on or before the Closing and ending after the Closing ("Straddle Returns") on a basis which is, where applicable, consistent with that used in the preparation of the Tax Return of (in each case) the relevant Company or Company Subsidiary for any immediately preceding taxable period, save where to do so would be contrary to law. Parent shall notify the Shareholders' Representatives in writing that a Straddle Return must be submitted at least twenty Business Days prior to the submission and the Shareholders' Representatives shall be entitled, on giving reasonable notice to Parent, to review any Straddle Return prior to submission. Parent shall make any changes as reasonably requested by the Shareholders' Representatives or their duly authorized agent provided such changes would not have a material adverse effect to Parent. None of the Shareholders or any of their respective Affiliates shall otherwise amend, refile or in any other way modify any Tax Return relating in whole or in part to any Company or Company Subsidiary or the JLW Businesses with respect to any taxable period ending on or before the Closing Date without the prior written consent of Parent.

     Section 10.3 Mutual Cooperation. Subject to Section 10.2 hereof and the Escrow Agreement, Parent, on the one hand, and each Shareholder, on the other, shall cooperate fully at such time and to the extent reasonably requested by the other party in connection with the preparation and filing of any Tax Return or the conduct of any audit, dispute, proceeding, suit or action concerning any Tax. Such cooperation shall include (i) the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to the preparation and filing of such Tax Return, or any such audit, litigation or other proceeding, (ii) explanation of any material provided hereunder, (iii) the execution of any document that may be necessary or reasonably helpful in connection with the filing of any Tax Return by any of Parent, Shareholders, Companies or Company Subsidiaries, or in connection with an audit, proceeding, suit or action respecting any Tax, and (iv) the use of the parties' commercially reasonable efforts to obtain any documentation from an Authority or a third party that may be necessary or helpful in connection with the foregoing.

     Section 10.4 Tax Covenant. It is the intent of the parties that the purchase and sale of the Shares as contemplated in this Agreement be treated as a taxable transaction for United States Federal Income tax purposes. If prior to the Closing, Parent determines that such purchase and sale may not be so treated, then Parent and each JLW Party shall work together in good faith to modify the transactions contemplated hereby, if feasible, to effectuate such intent.


                              ARTICLE XI

                              TERMINATION

     Section 11.1 Termination of Agreement. This Agreement and the Applicable Joinder Agreements and the other Operative Agreements may be terminated at any time prior to the Closing:

           (a) by mutual consent of the Sellers' Representatives and Parent;

           (b) by either the Sellers' Representatives or Parent if (i) the Closing shall not have occurred on or before March 31, 1999, provided, however, that the right to terminate this Agreement pursuant to this clause
(i) shall not be available to (A) the Sellers' Representatives if the failure of any JLW Party, Shareholder or Related JLW Owner of any Shareholder (if applicable) to fulfill any obligation, covenant or agreement of such JLW Party, Shareholder or Related JLW Owner under this Agreement, any other Operative Agreement, any Integration Agreement or Applicable Joinder Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date and (B) Parent if the failure of any Buyer to fulfill any obligation, covenant or agreement of any Buyer under this Agreement or any other Operative Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) if the Closing shall not have occurred on or before September 30, 1999;

           (c) by either the Sellers' Representatives or Parent in the event any court of competent jurisdiction or other Authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable;

           (d) by Parent (provided, that no Buyer is then in material breach of any of its representations, warranties or covenants in this Agreement) if there shall have been a material breach of any of the representations, warranties or covenants of any Shareholder or Related JLW Owner (if applicable) or JLW Party in this Agreement, any other Operative Agreement or any Integration Agreement, which breach (x) would result in a failure of a condition set forth in Section 8.1, 8.2 or 8.3 of this Agreement and (y) cannot be or has not been cured within 60 days following written notice thereof to the Sellers' Representatives and the party committing such breach (which notice shall specify in reasonable detail the nature of such breach);

           (e) by the Sellers' Representatives (provided that the Shareholders, the Related JLW Owners (if applicable), or the JLW Parties are not then in material breach of any of their respective representations, warranties, agreements or covenants in this Agreement, any other Operative Agreement or any Integration Agreement) if there shall have been a material breach by any Buyer of any of its representations, warranties, agreements or covenants in this Agreement, which breach (x) would result in a failure of a condition set forth in Section 9.1 or 9.2 of this Agreement and (y) cannot be or has not been cured within 60 days following written notice thereof to Parent (which notice shall specify in reasonable detail the nature of such breach);

           (f) by either the Sellers' Representatives or Parent, if, at the meeting of Parent's stockholders (including any adjournment or postponement thereof) called pursuant to Section 6.5 hereof, the requisite vote of the stockholders of Parent to approve the Proposed Actions shall not have been obtained (or, if obtained, thereafter revoked or rescinded);

           (g) by the Sellers' Representatives, in the event that the Board of Parent shall have (i) not approved and recommended, or withdrawn or modified in a manner adverse to the JLW Parties its approval or recommendation of, the transactions contemplated by this Agreement, the Applicable Joinder Agreements, the Other Purchase Agreements and the Other Joinder Agreements (including the Proposed Actions), or any of them or (ii) failed to call and hold the special meeting of the stockholders of Parent at which the Proposed Actions are presented to and voted upon by the stockholders of Parent in accordance with Section 6.5;

           (h) by Parent if the Final Master Shareholder List shall not have been delivered to and accepted by Parent on or prior to the Commitment Date, provided that Parent gives written notice of such termination to the Sellers' Representatives within two Business Days thereafter; or

           (i) by Parent or the Sellers' Representatives at any time prior to the mailing of the final Proxy Statement, if the pro forma consolidated balance sheet of Parent and the Companies, the Asia Region Companies and the Europe/USA Region Companies as of June 30, 1998 (which balance sheet assumes that the transactions contemplated by this Agreement and the Other Purchase Agreements had occurred on June 30, 1998) included in the final Proxy Statement, and the pro forma consolidated financial statements of Parent and the Companies, the Asia Region Companies and the Europe/USA Region Companies for the six months ended June 30, 1998 and the year ended December 31, 1997 (which statements assume that the transactions contemplated by this Agreement and the Other Purchase Agreements had occurred on January 1, 1997) included therein, shall in each case not be substantially the same as those contained in the Offering Memorandum, other than as a result of (i) the inclusion of (A) financial information relating to the transactions contemplated by the Compass Agreement and the financial statements of the entities or businesses acquired pursuant to the Compass Agreement or (B) the financial statements of the applicable entities for the nine months ended September 30, 1998 (rather than for the six months ended June 30, 1998), or (ii) changes which are not material or, if material, are reasonably acceptable to Parent and the Sellers' Representatives.

           In addition, (i) this Agreement and the Applicable Joinder Agreements and the other Operative Agreements shall terminate automatically (without any action on the part of the Sellers' Representatives or Parent) in the event that either or both of the Other Purchase Agreements shall have terminated or been terminated pursuant to and in accordance with
Section 11.1(f) or Section 11.1(g) thereof and (ii) this Agreement and the Applicable Joinder Agreements and the Other Operative Agreements shall terminate automatically (without any action on the part of the Sellers' Representatives or Parent) in the event that either or both of the Other Purchase Agreements shall have terminated or been terminated pursuant to and in accordance with any subsection of Section 11.1 thereof other than
Section 11.1(f) and Section 11.1(g).

     Section 11.2 Effect of Termination. In the event of termination and abandonment of this Agreement pursuant to Section 11.1 hereof, written notice thereof shall forthwith be given to the other parties and the transactions contemplated by this Agreement and the Applicable Joinder Agreements shall be terminated and abandoned, without further action by Parent, the Sellers' Representatives or any other party hereto. If the transactions contemplated by this Agreement and the Applicable Joinder Agreements are so terminated and abandoned as provided herein:

           (a) Notwithstanding any such termination, Sections 11.2, 11.3, 13.2, 13.9, 13.10, 13.11 and 13.14 hereof shall remain in full force and effect;

           (b) The Confidentiality Agreement shall remain in full force and effect; and

           (c) No party hereto shall have any liability or further obligation to any other party to this Agreement or the Applicable Joinder Agreements, except (i) as stated in subparagraphs (a) and (b) of this
Section 11.2 or (ii) for any wilful breach of this Agreement or the Applicable Joinder Agreements; provided that, in the case of wilful breach by any JLW Party, no Buyer shall be entitled to recover any damages or obtain any similar relief from any Shareholder, Related JLW Owner, Sellers' Representative, Shareholders' Representative, Company or Company Subsidiary, it being agreed and acknowledged that damages or similar relief to which any Buyer might be entitled by reason of any such wilful breach shall be obtained solely from the Sellers; provided, that the foregoing shall not limit any equitable remedies available to the Buyers prior to termination of this Agreement as a result of a breach or violation of this Agreement or any Applicable Joinder Agreement.

     Section 11.3 Termination Fee. Notwithstanding any other provision of this Agreement, if this Agreement and each of the Other Purchase Agreements is terminated pursuant to Section 11.1(f) or 11.1(g) hereof and thereof or clause (i) of the last sentence of Section 11.1 hereof or thereof Parent shall promptly pay to the Shareholders' Representatives on behalf of the Sellers US$1,473,155 (the "Termination Fee").


                              ARTICLE XII

                     SURVIVAL AND INDEMNIFICATION

     Section 12.1 Survival of Representations, Warranties and Covenants. None of the representations and warranties of the Buyers contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing. All representations and warranties of the Sellers, the Companies, the Management Shareholders, the Shareholders and the Related JLW Owners contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing for the period specified in the Escrow Agreement. The covenants and agreements of Parent contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall not survive the Closing, unless such covenants or agreements specified terms or are contemplated to be performed in whole or in part on or after the Closing, in which case any such covenants or agreements shall survive for such specify terms or until performed in full. The covenants and agreements of the JLW Parties contained herein and the Shareholders and the Related JLW Owners in the Applicable Joinder Agreements or any other Operative Agreement shall survive the Closing without limitation as to time unless such covenants or agreements specify a term, in which case such covenants or agreements shall survive for such specified term. The right to indemnification under the Escrow Agreement with respect to representations, warranties, covenants and obligations in this Agreement, the Applicable Joinder Agreement and the Other Joinder Agreements shall not be affected by any investigation conducted or Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, the Applicable Joinder Agreement and the Other Joinder Agreements or the Closing Date, with respect to the accuracy or inaccuracy of, or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification under the Escrow Agreement with respect to such representations, warranties, covenants and obligations.

     Section 12.2 Indemnification of the Buyers. Parent and the other Indemnified Persons (as defined in the Escrow Agreement), shall be indemnified, defended and held harmless from and against any and all Liabilities and against all claims in respect thereof to the extent, and subject to the terms, conditions and limitations, set forth in the Escrow Agreement.


                             ARTICLE XIII

                             MISCELLANEOUS

     Section 13.1 Further Efforts. Each of the parties to this Agreement shall: (i) promptly make any filings required by them or any of their subsidiaries, and thereafter make any other submissions required under all applicable Laws with respect to the transactions contemplated hereby and by the other Operative Agreements; and (ii) use commercially reasonable efforts to promptly take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement and the other Operative Agreements. In addition, in the event of any Action relating hereto or to the transactions contemplated by this Agreement and by the other Operative Agreements, the parties to this Agreement agree to cooperate and use commercially reasonable efforts to defend against and respond thereto.

     Section 13.2 Expenses. Subject to Section 11.3 hereof and except as otherwise expressly provided herein or therein, each of the JLW Parties and the Buyers shall pay its own legal, accounting and other miscellaneous expenses incident to this Agreement, the other Operative Agreements and the Integration Agreements and the transactions contemplated hereby and thereby; provided, that the JLW Parties may cause any of their expenses to be paid or assumed by one or more of the Companies, so long as each such payment or assumption is identified and reflected in the Final Closing Statements.

     Section 13.3 Press Releases and Announcements. After the date of this Agreement and prior to the Closing, no party to this Agreement shall directly or indirectly make or cause to be made any public announcement or disclosure, or issue any notice with respect to this Agreement or any other Operative Agreement or the transactions contemplated by this Agreement and the other Operative Agreements without the prior consent of the Sellers' Representatives, in the case of Parent, and Parent, in the case of any JLW Parties; provided, that any party to this Agreement may make any public announcement or disclosure which is with the advice of counsel, required by applicable Law or regulations or applicable stock exchange requirements.

     Section 13.4 Entire Agreement; No Third Party Beneficiaries. This Agreement, together with the other Operative Agreements, the schedules and the other writings referenced herein or therein and the Confidentiality Agreement (a) constitute the entire understanding and agreement of the parties hereto and thereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between such parties and (b) are not intended to confer upon any Person other than the parties any rights or remedies hereunder.

     Section 13.5 Amendment, Extension and Waiver. At any time prior to the Closing Date, Parent, the Sellers' Representatives and the Shareholders' Representatives may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the parties hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (d) waive compliance with any of the agreements or conditions contained herein. This Agreement may not be amended except by an instrument in writing signed by Parent, by the Sellers' Representatives and the Shareholders' Representatives on behalf of all of the Sellers and the Companies and all of the Shareholders and Related JLW Owners. Any agreement on the part of a party hereto to any extension or waiver under this Section 13.5 shall be valid only if set forth in an instrument in writing signed by Parent and the Shareholders' Representatives.

     Section 13.6 Headings. The Article and Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 13.7 Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier, or telecopier (with a copy also sent by hand-delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received) to the parties at the addresses set forth below (or to such other addresses or, in the case of copies, to such other Persons as shall be set forth in notices given in accordance with the provisions hereof). Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied, and the second business day after timely delivery to the courier, if sent by air courier.

           (i)   If to any Seller or Company, to:

           Ken Winterschladen and David Gold
           JLW Australia Pty Limited
           Northpoint
           Level 27
           100 Miller Street
           North Sydney
           (ii)  If to the Sellers' Representatives, to:

           Chris Peacock
           c/o Jones Lang Wootton
           22 Hanover Square
           London  W1A 2BN
           England
           Telephone:  44-171-493-6040
           Fax:  44-171-408-0220

           and to:

           Mike Smith
           c/o Jones Lang Wootton
           22 Hanover Square
           London  W1A 2BN
           England
           Telephone:  44-171-493-6040
           Fax:  44-171-408-0220

           (iii) If to the Shareholders' Representatives, to:

           Robert Orr
           c/o Jones Lang Wootton
           22 Hanover Square
           London WIA 2BN
           England
           Telephone:  44-171-493-6040
           Fax:  44-171-408-0220

           and to:

           Gerry Kipling
           c/o Jones Lang Wootton Ltd
           16th & 17th Floors
           Dorset House
           Taikoo Place
           979 King's Road
           Quarry Bay
           Hong Kong
           Telephone:  852-2846-5000
           Fax:  852-2968-1008

           and to:

           Ken Winterschladen
           c/o Jones Lang Wootton
           Grosvenor Place
           225 George Street
           Sydney NSW 2000
           Australia
           Telephone:  61-2-9323-5888
           Fax:  61-2-9232-8120

           (iv) If to a Shareholder or Management Shareholder, to such Shareholder or Management Shareholder at the address, telephone number or fax number set forth on the Applicable Joinder Agreement to which such Shareholder or Management Shareholder is a party.

           (v) In the case of (i), (ii), (iii) and (iv) above, with a copy (which shall not constitute notice) given in the manner prescribed above, to:

           Richard Jones
           c/o Jones Lang Wootton
           9 Queen Victoria Street
           London EC4N 4YY
           England
           Telephone:  44-171-248-6040
           Fax: 44-171-454-8888

           and to:

           Christopher Radford
           c/o Jones Lang Wootton Ltd
           16th & 17th Floors
           Dorset House
           Taikoo Place
           979 King's Road
           Quarry Bay
           Hong Kong
           Telephone:  852-2846-5000
           Fax: 852-2968-1008

           and to:

           Andrew Martin
           c/o Jones Lang Wootton
           Grosvenor Place
           225 George Street
           Sydney  NSW 2000
           Australia
           Telephone: 61-3-9672-6666
           Fax:  61-3-9600-1715

           and to:

           Slaughter and May
           35 Basinghall Street
           London EC2V
           Attn: Andrew McClean, Esq.
           Telephone: 171-600-1200
           Fax: 171-600-0289

           and to:

           Sidley & Austin
           875 Third Avenue
           New York, NY 10022
           Attn: James D. Johnson, Esq.
           Telephone: 212-906-2000
           Fax: 212-906-2021

           (v)   If to any Buyer:

           LaSalle Partners Incorporated
           200 East Randolph Street
           Chicago, Illinois 60601
           Attn: Chief Executive Officer
           Telephone:  312-782-5800
           Fax:  312-228-0980

With a copy (which shall not constitute notice) given in the manner prescribed above, to:

           Skadden, Arps, Slate, Meagher & Flom (Illinois)
           333 West Wacker Drive
           Chicago, Illinois 60606
           Attn: Rodd M. Schreiber, Esq.
           Telephone: 312-407-0700
           Fax:  312-407-0411

           and to:

           Hagan & Associates
           200 East Randolph Street
           Suite 4322
           Chicago, Illinois 60601
           Attn:  Robert K. Hagan
           Telephone:  312-228-2994
           Fax:  312-228-0982

     Section 13.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Agreement may not be assigned by any party without the written consent of the other parties.

     Section 13.9 Applicable Law. Except as otherwise specified in this Agreement, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to the conflict of laws provisions thereof.

     Section 13.10 Jurisdiction. Subject to the arbitration provisions set forth in Section 7.1 of the Escrow Agreement, each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois and to the jurisdiction of any other competent court of the State of Illinois located in the County of Cook (collectively, the "Illinois Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441, and to the non-exclusive jurisdiction of the High Court of England and Wales in London (the "English Courts"), in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts; provided that if the aforementioned Illinois Courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Illinois, preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441. Notwithstanding the foregoing, the parties hereto agree that no suit, action or proceeding may be brought in any state court in the State of Illinois unless jurisdiction is unavailable in any federal court in the State of Illinois. Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwith-standing the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts or the English Courts in any other court or jurisdiction.

     Section 13.11 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 13.10 hereof in any such action or proceeding by giving copies thereof by hand-delivery or air courier to his, her or its address as specified in or pursuant to Section 13.7 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

     Section 13.2 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

     Section 13.13 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 13.14 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


                              ARTICLE XIV

                          CERTAIN DEFINITIONS

           "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any Authority of any nature, civil, criminal, regulatory or otherwise, in law or in equity.

           "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such first mentioned Person, it being agreed that, for avoidance of doubt, the Continuing Affiliates shall not be Affiliates.

           "Applicable Trust" means the trust operated pursuant to the Transact (NZ) Trust Deed or Transact (AUS) Trust Deed, as applicable.

           "Applicable Trust Deed" means the Transact (NZ) Trust Deed or Transact (AUS) Trust Deed, as applicable.

           "Asia Region Sellers" means the entities named as "Sellers" under the Asia Region Agreement.

           "Asia Region Shareholders" means, collectively, the Persons named as "Shareholders" on the Final Master Shareholder List under the Asia Region Agreement.

           "Asia-Related Equity Interests" means, collectively, the following equity interest held by JLW Australia as of the date of this
Agreement: (i) 10 "A" Shares and 100 "B" Shares of JLW Property Consultants Pte Ltd, a Singapore corporation, (ii) 10 "A" Shares of Jones Lang Wootton Limited, a Hong Kong corporation, (iii) 4,000 shares of JLW Transact (Thailand) Co. Limited, a Thailand corporation, (iv) 9,000 ordinary shares of JLW Transact Pte Limited, a Singapore corporation and (v) 1,000 shares of JLW Transact Limited (HK), a Hong Kong corporation.

           "Business Day" means any day (other than a Saturday or Sunday) on which banks are permitted to be open and transact business in Chicago, Illinois and London, England.
           "Closing Net Worth"means, in respect of a specified group of companies, the sum of the book values of all assets of such companies, minus the sum of all liabilities of such companies, determined in each case on a consolidated or combined basis (as applicable) in accordance with the Agreed Generally Accepted Accounting Principles based on the applicable Closing Balance Sheet, or applicable Final Closing Balance Sheet, as applicable. Notwithstanding the foregoing, for purposes of calculating such Closing Net Worth: (a) the applicable Closing Balance Sheets or Final Closing Balance Sheets shall include, among other things, accruals (if not satisfied in full) for (i) Liabilities to former partners of JLW England, JLW Ireland and JLW Scotland, (ii) Liabilities relating to the Jones Lang Wootton (Hong Kong) Annuity Scheme, (iii) Transfer Taxes payable by any of such companies in connection with the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements, (iv) other Tax Liabilities of any such companies relating to the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements, and (v) out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting) payable by any of such companies in connection with the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements; and (b) there shall be added to the assets of the applicable group of companies to the extent paid prior to Closing or accrued on the applicable Closing Balance Sheet or Final Closing Balance Sheet, an amount equal to (i) any Transfer Taxes of a type described in clause (iii) above ("JLW Transfer Taxes"), whether so accrued or previously paid (or payable by Parent or any Parent Subsidiaries and deemed accrued or accrued as provided below), to the extent that the total of such JLW Transfer Taxes so accrued or paid is less than or equal to US$3 million in the aggregate for all Companies, Asia Region Companies and Australasia Region Companies and their respective Subsidiaries and (ii) any out-of-pocket fees and expenses of a type described in clause (v) above ("JLW Fees and Expenses"), whether accrued or previously paid (or payable by Parent or any Parent Subsidiaries and deemed accrued or accrued as provided below), to the extent that the total of such fees and expenses is less than or equal to US$12 million in the aggregate for all Companies, Asia Region Companies and Australasia Region Companies and their respective Subsidiaries (it being understood that the credits for any such JLW Transfer Taxes or JLW Fees and Expenses so previously paid or accrued shall be allocated among the Closing Balance Sheets (or Final Closing Balance Sheets) in such manner as the Shareholders' Representatives shall specify); provided that the amount required to be added back to the assets of the applicable group of companies shall be net of any associated tax benefits to such group of companies as included on the applicable Closing Balance Sheet (or Final Closing Balance Sheet). For the purpose of determining such Closing Net Worth, there shall be pro forma accruals on the applicable Closing Balance Sheets and Final Closing Balance Sheets (a) in an aggregate amount equal to any Transfer Taxes payable by Parent or any of its Subsidiaries in connection with the Integration or the transactions contemplated by this Agreement and the Other Purchase Agreements (to the extent not already accrued for on any Closing Balance Sheet or Final Closing Balance Sheet) and (b) in an aggregate amount equal to the aggregate amount of any out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting fees and expenses) that are (i) attributable to any JLW Partnership, Company (as defined in the Europe/USA Region Agreement), Asia Region Company or Australasia Region Company or any of their respective Subsidiaries in connection with the Integration or the transactions contemplated by this Agreement and the Other Purchase Agreements but (ii) have not been accrued on any Closing Balance Sheet or Final Closing Balance Sheet, as the case may be, and (iii) are payable by Parent or any Parent Subsidiary. Any such pro forma accruals shall be apportioned among the five Closing Balance Sheets (and corresponding Final Closing Balance Sheets) in such manner as the Shareholders' Representatives shall specify.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Company Disclosure Schedule" means the disclosure schedule delivered by the Sellers' Representatives to Parent prior to the execution of this Agreement.

           "Company Material Adverse Effect" means (i) an individual or cumulative material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies, the Asia Region Companies and the Europe/USA Region Companies and their respective Subsidiaries, taken as a whole, (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies, the Asia Region Companies and the Europe/USA Region Companies and their respective Subsidiaries, taken as a whole, or
(iii) any adverse change which would prevent any JLW Seller, Shareholder, Other Shareholder, JLW Seller, Company, Asia Region Company or Europe/USA Region Company from consummating the transactions contemplated by this Agreement and the Other Purchase Agreements.

           "Company Subsidiary" or "Company Subsidiaries" means any direct or indirect Subsidiary of a Company.

           "Consent" means any consent, approval, waiver, grant, concession, Contract, License, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including, without limitation, any Authority.

           "Consideration" means, collectively, the Convertible Notes (including the Consideration Shares issuable upon conversion thereof) and the Cash Consideration.

           "Continuing Affiliate" means any of JLW Executive
Superannuation Pty Limited (NSW), Caylott Pty Limited (NSW), JLW Nominees Pty Limited (NSW), JLW Administration Pty Limited (Australia), JLW Property Financial Services Limited (Australia), Jones Lang Wootton Fund Management Pty Limited (Australia), JLW Fund Management Pty Limited (Australia), Jones Lang Wootton International Fund Management Pty Limited (Australia), JLW International Fund Management Pty Limited (Australia), JLW Fund Management Limited (New Zealand, JLW Facilities Management Limited (New Zealand) or Jones Lang Wootton International Fund Management Limited (New Zealand).

           "Contract" or "Contracts" means any agreement, arrangement or understanding, whether written or oral, including, without limitation, any agreement to manage the operation and/or leasing of commercial or retail property, mortgage, indenture, note, guarantee, lease, License, franchise purchase agreement or sale agreement.

           "Controlled Affiliate" means, with respect to any Shareholder or, if applicable, Related JLW Owner, any Person controlled, directly or indirectly, through one or more intermediaries, by such Shareholder or, if applicable, such Related JLW Owner.

           "Corporate Seller" means either JLW Australia Parent or JLW
(NZ) Holdings Parent.

           "DEL" means DEL-LPL Limited Partnership, a Delaware limited partnership, or DEL-LPAML Limited Partnership, a Delaware limited partnership, or both.

           "Encumbrances" means all Liens and any other material limitations or restrictions on rights of ownership (including any restriction on the right to vote, sell or otherwise dispose of any share capital or capital stock or other ownership interest) or other encumbrances of any nature whatsoever.

           "Environmental Laws" means all federal, national, interstate, state, provincial, local and foreign Laws, legislation (whether, without limitation, civil, criminal or administrative) statutes, treaties, statutory instruments, directives, by-laws, judgments regulations, notices, orders, government circulars, codes of practice and guidance notes or decisions of any competent regulatory body relating to pollution or protection of or compensation of harm to human health, safety, or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

           "ERISA Affiliate" means, with respect to any entity, any trade or business, whether or not incorporated that, together with any such entity would be deemed a "single employer" within the meaning of Section 4001(b)(1) of ERISA.

           "Europe/USA Region Shareholders" means, collectively, the Persons named as "Shareholders" on the Final Master Shareholder List under the Europe/USA Region Agreement.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

           "Final Master Shareholder List" means the definitive list of Shareholders who, together with any Related JLW Owners, have executed and delivered to Parent each of the Applicable Joinder Agreement, the Stockholder Agreement, the Escrow Agreement, and any other documents, instruments or writings required to be delivered by such Shareholders and Related JLW Owners pursuant to this Agreement, which list is to be delivered to Parent pursuant to Section 2.1 hereof and shall set forth with respect to each Shareholder, (i) the name of such Shareholder and, if applicable, the Related JLW Owner, (ii) the residence and citizenship of such Shareholder and, if applicable, the Related JLW Owner, (iii) the Shares (by Company), or beneficial ownership, as applicable, currently owned by or allocated to such Shareholder and, if applicable, the Related JLW Owner, and (iv) the number of shares of Parent Common Stock issuable (other than Adjustment Shares) in respect of such Shares (upon conversion of the applicable Convertible Note), which shares shall be identified as Initial Distribution Shares, Forfeiture Shares and Escrow Shares.

           "HSR Act" means the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.


           "Income Tax" or "Income Taxes" means any federal, state, local or foreign income, franchise or similar Tax.

           "Independent Director" means any individual who is not (i) a past or present employee or officer of Parent or any Company, Europe/USA Region Company or Asia Region Company, or any of their respective Affiliates or (ii) any Affiliate of such an employee or officer, except in each case as otherwise agreed by the Parent Nominating Committee and the JLW Nominating Committee.

           "Intangible Property Rights"  means the following:

                 (i) Patent Rights. All United States, international and foreign patents and patent applications, and utility models
("Patents");

                 (ii)   Trademarks.  Common law and registered
trademarks, service marks and tradenames and all applications for registration of the foregoing ("Trademarks");

                 (iii) Computer Programs. Computer programs, including all source and object code, data compilations and collections of data, whether machine-readable or otherwise (the "Computer Programs");

                 (iv) Copyrights. United States and foreign registered and unregistered copyrights, applications for copyright registration, including copyrights in Computer Programs, business information and topography or semi-conductor chip product "mask works" ("Copyrights");

                 (v) Personal Rights. Rights of publicity and privacy including, without limitation, the right to use the names, likenesses, signatures, voices, personal information and biographies of real persons; and

                 (vi) Technology. Trade secrets and confidential information, technology and know-how.

           "Integration" means the series of actions contemplated to be taken under the terms of the Integration Plan and the Integration
Agreements.

           "IRS" means the United States Internal Revenue Service.

           "JLW Combined 9/30 Balance Sheet Schedules"means the schedules combining the Nine-Month Interim Financial Statements, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of

(1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case as of September 30, 1998.

           "JLW Combined 9/30 Financial Statement Schedules" means, collectively, the JLW Combined 9/30 Income Statement Schedules and the JLW Combined 9/30 Balance Sheet Schedules.

           "JLW Combined 9/30 Income Statement Schedules" means the schedules combining the consolidated or combined (as applicable) profit and loss accounts contained in the Nine-Month Interim Financial Statements, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries, and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one ore more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries, and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case for the nine months period ended September 30, 1998.

           "JLW Parties" means, collectively, the Sellers, the Companies and the Management Shareholders and any one of them is individually referred to as a JLW Party.

           "JLW Sellers" means collectively, (i) each of the JLW
Partnerships, (ii) the Sellers and (iii) the Persons named as "Sellers" in the Asia Region Agreement.

           "Knowledge" means with respect to (i) any Management
Shareholder such Management Shareholder's actual knowledge without any obligation to undertake any inquiry, (ii) Sellers, the Companies and the Company Subsidiaries, the actual knowledge of the persons identified on
Exhibit 8 hereto after reasonable inquiry of the employees of the Companies and Company Subsidiaries who are responsible for information technology and intellectual property matters, regulatory matters, compliance with environmental laws, employee benefits and labor matters and litigation matters and (iii) Parent and the Parent Subsidiaries, the actual knowledge of the persons identified on Exhibit 9 hereto after reasonable inquiry of the employees of Parent and the Parent Subsidiaries who are responsible for regulatory matters, employee benefits and labor matters and litigation matters.

           "Liabilities" shall mean any and all debts, losses, liabilities, claims, damages, fines, costs, royalties, proceedings, deficiencies or obligations (including those arising out of any Action, such as any settlement or compromise thereof or judgment or award therein), of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, and whether or not resulting from third-party claims, and any out-of-pocket costs and expenses (including reasonable attorneys', accountants', or other fees and expenses incurred in defending any Action or in investigating any of the same or in asserting any rights hereunder).

           "Licenses" means all licenses, permits, franchises and other authorizations.

           "Liens" means all mortgages, pledges, security interests, liens, charges, options, conditional sales Contracts, claims, restrictions, covenants, easements, rights of way, title defects or third party interests or other Encumbrances or restrictions of any nature whatsoever.

           "Materials of Environmental Concern" means chemicals, pollutants, contaminants, waste, toxic substances, hazardous substances, dangerous substances, radioactive materials, asbestos, petroleum and petroleum products and similar materials.

           "Nine-Month Interim Financial Statements" means the unaudited consolidated or combined (as applicable) balance sheet of the Companies and the Company Subsidiaries, in each case as of September 30, 1998 and the related consolidated or combined (as applicable) profit and loss account, statement of cash flows, statement of movements on reserves and statement of total recognized gains and losses for the nine month period then ended.

           "NYSE" means the New York Stock Exchange, Inc.

           "Offering Memorandum" means the Offering Memorandum relating to the transactions contemplated by the Operative Agreements (as defined herein and as defined in each Other Purchase Agreement) to be delivered to the Designated JLW Shareholders.

           "Operative Agreements" means, collectively, this Agreement, the Joinder Agreements, the Stockholder Agreements, the Escrow Agreement and the Convertible Notes.

           "Other Joinder Agreements" means the Joinder Agreements (Asia) and the Joinder Agreements (Europe/USA), in the forms attached to the Asia Region Agreement and the Europe/USA Region Agreement, respectively.

           "Other Shareholders" means, collectively, the Asia Region Shareholders and the Europe/USA Region Shareholders.

           "Parent Disclosure Schedule" means the disclosure schedule delivered by Parent to the Shareholders' Representatives prior to the execution of this Agreement.

           "Parent Material Adverse Effect" means (i) an individual or cumulative material adverse change in, or effect on, the business, properties, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries, taken as a whole, or (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries, taken as a whole, or (iii) any adverse change which would prevent Parent or any other Buyer (as defined herein and in the Asia Region Agreement) from consummating the transactions contemplated by this Agreement and the Other Purchase Agreements.

           "Parent Domestic Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other "employee benefit plan" (within the meaning of section 3(3) of ERISA) that is sponsored, maintained or contributed to or required to be contributed to by Parent or a Parent Subsidiary for the benefit of any employee or former employee of the Parent or Parent Subsidiary and with respect to which any Parent or Parent Subsidiary may incur liability, but excluding any such plan, program, Contract, agreement or arrangement that is (i) maintained outside of the United States (as described in Section 4(b)(4) of ERISA) or (ii) benefitting any employee or former employee of any Compass entity.

           "Parent Foreign Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement, or supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other employee benefit plan or perquisite that (i) is sponsored, maintained or contributed to or required to be contributed to by Parent or a Parent Subsidiary for the benefit of any employee of former employee of Parent or Parent Subsidiary and with respect to which Parent or Parent Subsidiary may incur liability and (ii) is not a Parent Domestic Plan; provided, however, that, for purposes of this Agreement, the term "Parent Foreign Plan" shall not include any such plan benefitting any employee or former employee of any Compass entity.

           "Parent Significant Subsidiary" means any Parent Subsidiary that constitutes a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the SEC.

           "Parent Subsidiary" or "Parent Subsidiaries" means any direct or indirect Subsidiary of Parent.

           "Permitted Liens" means (i) liens shown on the Interim
Financial Statements or the Parent Interim Balance Sheet, as applicable, as securing specified liabilities (with respect to which no default exists),
(ii) liens for current taxes not yet due and (iii) minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not detract from the value of the property subject thereto or impair the operations related thereto and have arisen only in the ordinary and usual course of business consistent with past practice.

           "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

           "Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation plan program, Contract or arrangement; each employment, consulting, severance or termination pay plan, program, Contract or arrangement; each hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program, agreement or arrangement, and each other employee benefit plan that is sponsored, maintained or contributed to or required to be contributed to by any Company or Company Subsidiary, for the benefit of any employee or former employee of any Company or Company Subsidiary and with respect to which any Company or Company Subsidiary may incur liability.

           "Related JLW Owner" means the director, officer or employee of a Seller, Company or Company Subsidiary both (i) who owns or holds an interest (beneficial or otherwise), direct or indirect, in any Shareholder or through which such Shareholder will acquire Shares in the Integration and (ii) whose name is set forth opposite such Shareholder's name on the Final Master Shareholder List.

           "Related Parties" means any Shareholder, the Related JLW Owner of such Shareholder (if applicable), the spouse of such Shareholder, the spouse of such Related JLW Owner (if applicable), any descendant of such Shareholder, any descendant of the Related JLW Owner (if applicable) and any Controlled Affiliate of any of the foregoing Persons.

           "SEC" means the United States Securities and Exchange
Commission.

           "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

           "Sellers' Representatives" means Chris Peacock and Mike Smith or, after execution of the SCCA, any of their respective alternates as provided in the SCCA.

           "Shareholder Determination Date" means the date upon which the Final Master Shareholder List is accepted by Parent.

           "Shareholders' Representatives" shall mean Robert Orr, Ken Winterschladen and Gerry Kipling, and Richard Jones, Christopher Radford and Andrew Martin, as their respective alternates, pursuant to the SCCA.

           "Subsidiary" or "Subsidiaries" means, with respect to any Person, any other Person, the voting securities, other voting ownership or voting partnership interests of which that are sufficient to elect at least a majority of its board of directors or other governing body (or, if there are not such voting interests, 50% or more of the equity interest of which) at the time of determination, are owned directly or indirectly by such first mentioned Person.

           "Tax" or "Taxes" means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including, without limitation, income, gross receipts, ad valorem, value added, excise, real or personal property, asset, document, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed by or payable to the United States, or any state, county, local or foreign government or subdivision or agency thereof, imposed with respect to the income, business, operations or assets of any Company or Company Subsidiary, and in each instance such term shall include any interest, penalties and additions to Tax attributable to any such Tax.

           "Tax Return" means any return, report, information return, schedule or other document (including any related or supporting information) with respect to Taxes filed or required to be filed with any Authority.

           "Transfer Taxes" means any transfer, documentary, sales, use, stamp, duties, recording, filing or other similar tax or fees (including any penalties, interest or additions).

           "Trustee Seller" means either the Transact (NZ) Trust Trustee or the Transact (AUS) Trust Trustee, as applicable.

           "UK GAAP" means generally accepted accounting principles, as in effect in the United Kingdom.

           "US GAAP" means generally accepted accounting principles, as in effect in the United States.

           IN WITNESS WHEREOF, this Purchase and Sale Agreement
(Australasia) has been duly executed and delivered by each of the Management Shareholders and the duly authorized officer of each of the Sellers, the Companies, Parent, US Acquisition Sub and Australia
Acquisition Sub, as of the day and year first above written.


                            LASALLE PARTNERS INCORPORATED


                            By:      /s/ William E. Sullivan


                            Name:  William E. Sullivan
                            Title:  Executive Vice President and Chief
                                       Financial Officer



                            JLLINT, INC.


                            By:      /s/ Jeanann Diab


                            Name:  Jeanann Diab
                            Title:  Vice President



                            LPI (AUSTRALIA) HOLDINGS PTY LIMITED


                            By:      /s/ Jeanann Diab

                Name:  Jeanann Diab
                            Title:  Vice President

                            JLW HOLDINGS PTY LIMITED


                            By:     /s/ Michael Smith


                            Name:  Michael Smith
                            Title:  Director


                            JLW AUSTRALIA PTY LIMITED


                            By:      /s/ Michael Smith


                            Name:  Michael Smith
                            Title:  Authorized Signatory


                            JLW (NEW ZEALAND) HOLDINGS PTY    LTD.


                            By:     /s/ Michael Smith


                            Name:  Michael Smith
                            Title:  Authorized Signatory

                            Witness signature:      /s/ Robert Scott
Grant
                            Name of witness:       Robert Scott Grant
                            Occupation:  Chartered Accountant
                            City/Town:   Melbourne, Victoria


                            JONES LANG WOOTTON HOLDINGS LIMITED


                            By:     /s/ Michael Smith

               Name:  Michael Smith
                            Title:  Authorized Signatory



                            Witness signature:      /s/ Robert Scott
Grant
                            Name of witness:       Robert Scott Grant
                            Occupation:  Chartered Accountant
                            City/Town:   Melbourne, Victoria


                            JLW TRANSACT LIMITED


                            By:     /s/ Michael Smith
                            Name:  Michael Smith
                            Title:  Authorized Signatory

                            Witness signature:      /s/ Robert Scott
Grant
                            Name of witness:       Robert Scott Grant
                            Occupation:  Chartered Accountant
                            City/Town:   Melbourne, Victoria

                            JONES LANG WOOTTON TRANSACT PTY LTD.


                            By:     /s/ Michael Smith
                            Name:  Michael Smith
                            Title:  Authorized Signatory


                            JONES LANG WOOTTON TRANSACT (VIC) PTY LTD.


                            By:     /s/ Michael Smith
                            Name:  Michael Smith
                            Title:  Authorized Signatory






                            JONES LANG WOOTTON TRANSACT (QLD) PTY LTD


                            By:      /s/ Michael Smith
                            Name:  Michael Smith
                            Title:  Authorized Signatory


                            BENBRIDGE (NZ) LIMITED, as Trustee


                            By:     /s/ Michael Smith
                            Name:  Michael Smith
                            Title:  Authorized Signatory

                            Witness signature:     /s/ Robert Scott
Grant
                            Name of witness:      Robert Scott Grant
                            Occupation:  Chartered Accountant
                            City/Town:   Melbourne, Victoria


                            BENBRIDGE AUSTRALIA PTY LIMITED,
                                  as Trustee


                            By:     /s/ Michael Smith


                            Name:  Michael Smith
                            Title:  Director

                            MANAGEMENT SHAREHOLDERS:

                              /s/ Mike Smith
                            Mike Smith


                              /s/ Chris Peacock
                            Chris Peacock


                              /s/ Robin Broadhurst
                            Robin Broadhurst


                              /s/ Chris Brown


                            Chris Brown


                              /s/ Michael Dow
                            Michael Dow


                              /s/ Gerry Kipling


                            Gerry Kipling


                              /s/ Peter Lee
                            Peter Lee


                              /s/ Robert Orr
                            Robert Orr


                              /s/ Clive Pickford
                            Clive Pickford


                              /s/ Ken Winterschladen
                            Ken Winterschladen